SELIGMAN                             [GRAPHIC OMITTED]
       ---------------
           GLOBAL FUND
          SERIES, INC.


 EMERGING MARKETS FUND

    GLOBAL GROWTH FUND

        GLOBAL SMALLER
        COMPANIES FUND


GLOBAL TECHNOLOGY FUND


         INTERNATIONAL
           GROWTH FUND





                                                       ANNUAL REPORT
                                                     OCTOBER 31, 2001

                                                     -------<>------

                                                        INVESTING

                                                     AROUND THE WORLD

                                                        FOR CAPITAL

                                                       APPRECIATION




                                                          [LOGO]

                                                  J. & W. SELIGMAN & CO.

                                                       INCORPORATED

                                                      ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.


TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 137 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman in the new millennium.

[GRAPHIC OMITTED]
[CAPTION]
James, Jesse, and Joseph Seligman, 1870


TABLE OF CONTENTS

To the Shareholders ...............................................    1
Market and Economic Overview ......................................    2
Seligman Emerging Markets Fund:
  Investment Report ...............................................    3
  Performance and Portfolio Overview ..............................    5
  Portfolio of Investments ........................................    8
Seligman Global Growth Fund:
  Investment Report ...............................................   10
  Performance and Portfolio Overview ..............................   12
  Portfolio of Investments ........................................   15
Seligman Global Smaller Companies Fund:
  Investment Report ...............................................   17
  Performance and Portfolio Overview ..............................   19
  Portfolio of Investments ........................................   22
Seligman Global Technology Fund:
  Investment Report ...............................................   27
  Performance and Portfolio Overview ..............................   29
  Portfolio of Investments ........................................   32
Seligman International Growth Fund:
  Investment Report ...............................................   34
  Performance and Portfolio Overview ..............................   36
  Portfolio of Investments ........................................   39
Statements of Assets and Liabilities ..............................   41
Statements of Operations ..........................................   42
Statements of Changes in Net Assets ...............................   43
Notes to Financial Statements .....................................   45
Financial Highlights ..............................................   52
Report of Independent Auditors ....................................   60
Board of Directors ................................................   61
Executive Officers and For More Information .......................   62
Glossary of Financial Terms .......................................   63
Benchmarks ........................................................   64

TO THE SHAREHOLDERS

   The fiscal year ended October 31, 2001, was a difficult one for global financial markets, made even more so by the tragic events of September 11, 2001. The performance of the Funds in Seligman Global Fund Series reflects this challenging investment environment. The terrorist attacks caused significant short-term damage to the US economy, and helped to push it into recession.

   Stock markets around the world fell sharply after the terrorist attacks, but they have substantially recovered. Even before September 11, most parts of the world had seen slowing economic growth. Europe tends to follow US economic trends at a lag, and was thus impacted by the ongoing downturn in the US. Europe has experienced weak corporate profits and increasing unemployment during 2001. The UK, which had a more aggressive monetary policy than the European Union, generally held up better, despite that country's close trade links with the US. Emerging markets from East Asia to Latin America suffered from both slowing growth and investors' general nervousness, as these markets tend to rely heavily on exports to the US and Europe. A debt crisis in Argentina exacerbated these fears.

   At the time of the attacks, the US economy had been experiencing nearly a year of slowing growth, increasing unemployment, and weakening consumer confidence. Immediately following these attacks, the US economy virtually shut down, as air travel was halted, businesses were idle, and the stock markets closed for four days. In the first week of trading after the markets reopened, all major US indices were down dramatically. The Standard & Poor's 500 Composite Stock Index (S&P 500) lost 11% for the week, the Dow Jones Industrial Average lost 14%, and the Nasdaq lost 16% over the five-day period.

   The US has recovered somewhat since the attacks, helped by positive news from the war in Afghanistan and by strong retail sales in October. The stock market has rallied of late and has recouped most of its post-attack losses. Technology stocks, which lagged during the past year because of weak business investment, have been among the beneficiaries of the recent rebound. A climate of uncertainty remains, however, and two important indicators to watch are consumer confidence and the housing market, which have thus far held up relatively well.

   Despite a continued high level of political uncertainty and market volatility around the world, we are optimistic regarding the future of the global economy and stock markets. Announcements by the US government of a massive fiscal stimulus (more than $100 billion has been proposed) have, we believe, helped to assuage worries that the recession in the US and the economic downturn abroad will be particularly severe. The US Federal Reserve Board, which has been pumping liquidity into the financial system since January 2001, has cut interest rates from 6.50% to 1.75% -- a 40-year low. Central banks around the world have followed the Fed's lead. Helped by lower interest rates and lower energy prices, we think that world economies will recover, led by the US, and we expect that US and international stocks will begin to deliver better performance.

   Thank you for your continued support of Seligman Global Fund Series. We look forward to serving your global investment needs for many years to come.

By order of the Board of Directors,

/s/ WILLIAM C. MORRIS
---------------------
William C. Morris
Chairman



                                /s/ BRIAN T. ZINO
                                -----------------
                                Brian T. Zino
                                President

December 14, 2001

Market and Economic Overview

OVERVIEW

The past year has seen a deepening of the global economic slowdown, made worse by the terrorist attacks of September 11. As the world's largest economy, weakness in the US has naturally affected other countries, especially those with whom it shares close trade links. Central banks around the world have acted with considerable coordination, lowering interest rates in hopes of promoting a resumption of economic growth. Lower energy prices should help spur a recovery.

UNITED STATES

The US stock market, as measured by the Standard & Poor's 500 Composite Stock Index (S&P 500), returned -24.92% for the one-year period ended October 31, 2001. This negative performance reflected investor worries over a rapidly slowing economy, weak corporate profits, decreased business investment, and increasing unemployment. The events of September 11 helped further weaken the economy, which reports now suggest had been in recession since March 2001. Since the beginning of 2001, the Federal Reserve Board has acted aggressively to ease monetary policy, lowering interest rates to 1.75% from 6.50%. The Fed hopes that the resulting increase in liquidity will help spark a recovery. The US government has also played a role, lowering taxes and working on a post-September 11 economic stimulus package.

UNITED KINGDOM

The UK's economy has held up relatively well during the past year, and stock valuations there have been attractive compared with those of US and European issues. Helped by low inflation, the Bank of England has followed the Fed's lead, and has lowered interest rates to 4.00% from 6.00%. This has led to a large increase in mortgage refinancings, which has had a positive impact on consumer spending and real estate prices.

CONTINENTAL EUROPE

Continental Europe has been unable to avoid an economic deterioration this year. Following the US at a lag, unemployment has risen, investment is down, and consumer spending is sluggish. Exports have declined despite the fact that the euro continues to be weak against the US dollar. Unencumbered by inflation fears, the European Central Bank has lowered interest rates four times in 2001. It has not acted as aggressively as the Fed and the Bank of England, however, and this has been disappointing to investors. When the US economy recovers, as we believe it will, Europe should follow suit.

JAPAN

When reformist Prime Minister Junichiro Koizumi took office earlier this year, hopes were high that he would be able to steer Japan out of its long economic malaise. In particular, Koizumi promised to fix the banking sector, control government debt, and rein in public corporations. Unfortunately, little progress has been made in these areas, as the Japanese bureaucracy has proven unreceptive to reform. Japan's economy has worsened as a result of the global slowdown, and we remain hopeful that Koizumi will be able to use this new sense of urgency to implement much-needed reforms.

PACIFIC REGION

Slowdowns in the technology sector and in the global economy continue to have a negative impact on the export-driven economies of the Pacific region, particularly Taiwan and Southeast Asia. Markets that are less dependent on exports and that can rely on strong domestic demand for goods and services have fared better. The entire region should benefit from a resumption of global economic growth, and in particular a recovery in the US, something we think likely.

EMERGING MARKETS

The past year has been challenging for emerging markets. Fears of a debt default by Argentina have dampened investor enthusiasm for Latin America, despite generally good fiscal discipline in the region. Although Mexico has seen its economy slow dramatically because of its high level of trade with the US, its economy and stock market have fared relatively better. Russia has made surprising progress this year in reforming its economy, and has enjoyed strong economic growth. Increasing political turmoil and uncertainty have dramatically reduced foreign investment in the Middle East.

INVESTMENT REPORT
Seligman Emerging Markets Fund

PERFORMANCE REVIEW

For the year ended October 31, 2001, Seligman Emerging Markets Fund had a total return of -26.21% based on the net asset value of Class A shares. This was in line with its benchmark indices, as the Morgan Stanley Capital International Emerging Markets Free (MSCI EMF) Index returned -23.46%, and the Lipper Emerging Markets Funds Average returned -22.90%.

The past year was a difficult one for emerging markets, as their economies were negatively impacted by the global economic slowdown. The ongoing threat of terrorism in the developed world has also dampened investor sentiment. However, we feel that there continue to be solid opportunities in emerging markets because of low interest rates, ample liquidity, and strong growth prospects. Valuations are also historically low, creating compelling investment opportunities. The Fund's largest sector weightings are in financial services, resources, manufacturing, and technology. Exposure to technology stocks negatively impacted the Fund's performance during the past year.

PACIFIC REGION

The Pacific is the Fund's largest regional weighting, and the percentage of the Fund's assets dedicated to this area has increased during the past year. The Fund's strategy has been to underweight the portfolio in the export- oriented economies of Taiwan and Southeast Asia. Taiwan's exports are mainly in the struggling technology sector, whereas Southeast Asian countries such as Malaysia, the Philippines, Thailand, and Indonesia tend to export commodities-related goods. In both cases, the global economic slowdown has diminished the demand for these countries' products. The portfolio has exposure to economies that are less reliant on exports, and which have large domestic markets, such as China and India. The portfolio maintains an overweighting in South Korea, as we feel that this market will weather the current environment better due to its balanced export base and relatively large domestic economy. In addition, China, India, and South Korea all have the advantage of solid GDP growth and low market valuations.

LATIN AMERICA

Overall, the Fund is underweighted in Latin America. Mexico is experiencing a surprising degree of stability and strong stock market performance relative to the rest of the region. Despite the fact that the US economic slowdown has dampened economic growth in Mexico and caused job losses, Mexico has for the most part benefited from its close economic links to the US. While lower energy prices have cut into government revenues (Mexico is an oil exporter), we believe fiscal accounts remain healthy.

Brazil is Latin America's biggest economy and a significant weighting in the Fund. Despite benefiting from low inflation, Brazil continues to suffer from its close proximity to, and trade links with, Argentina, which is struggling to avoid defaulting on its foreign debt obligations. The Brazilian real has weakened by about 35% this year, interest rates have increased, and economic growth has

--------------------------------------------------------------------------------

  FUND OBJECTIVE

  Seligman Emerging Markets Fund, which commenced operations on May 28, 1996, seeks long-term capital appreciation by investing primarily in equity securities of emerging markets around the world.

--------------------------------------------------------------------------------

  SELIGMAN EMERGING MARKETS TEAM

Daniel J. Barker (Portfolio Manager), Eli Davidoff, Edward Mehalick, Man Ni Wai.

--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Emerging Markets Fund


slowed. In addition, the government has had to ration electricity. Still, we find valuations compelling; stock prices have reached the levels of past crises, even though, in our view, the economic and political situation in Brazil is far from being a crisis.

EMERGING EUROPE

Economic growth in the countries of Eastern Europe tends to rely on positive conditions in Western Europe. Since economic growth in the European Union has been slightly more robust than in the US, the markets of Emerging Europe have held up relatively well this year. The Fund has an overweighting in this region, with its largest holdings being in Russia, Hungary, Croatia, and Estonia.

Russia has made significant strides in implementing corporate and governmental reforms, and it is enjoying strong GDP growth despite falling oil prices. Progress has been made in reforming the tax system, and foreign reserves have improved dramatically. Russia has indicated a desire to join the World Trade Organization, and it has been paying back its foreign debt without difficulties, which is especially reassuring to investors. There is still much work to do, however, particularly in the banking and legal systems. The Fund's holdings in Russia have been increased over the past year.

OTHER MARKETS

Based on current geopolitical events, we are avoiding investments in the Middle East and Africa because of the high degree of uncertainty and/or instability in that region. Israel is an exception, however, and we are actively pursuing investments there, particularly in its technology sector, where we find the risk/reward case compelling. Nonetheless, the Fund's weighting in Israel has decreased over the past year.


OUTLOOK

Given the uncertainty created by the September 11 terrorist attacks and the ongoing war, we have increased the Fund's exposure to defensive issues. The Fund maintains overweighted positions in China and India, and favors sectors like pharmaceuticals and energy. Additionally, the Fund has significant exposure to economically sensitive securities, especially when supported by strong balance sheets, something we feel is crucial to weathering the global economic slowdown.

Looking ahead, we remain concerned about global economic conditions. Governments and central banks around the world have generally enacted pro-growth fiscal and monetary policies, and we believe this bodes well for a resumption of economic expansion. When global growth does resume, we think that emerging markets stand to benefit to an even greater extent than developed economies. Near-term risks include a worsening of the economic outlook, particularly in the US. This would have negative implications for the developing world, especially those countries that export their products. Continued stock market volatility is to be expected. Overall, however, we feel that compelling valuations and a likely economic recovery make a strong case for continued investment in emerging markets.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund


COUNTRY ALLOCATION
October 31, 2001
                                                    MSCI
                                                     EMF
                                      FUND          INDEX
                                    --------        --------
EUROPE, MIDDLE EAST,
   AND AFRICA ...............        28.31%     18.81%
   Croatia ..................         1.22        --
   Czech Republic ...........           --       0.72
   Egypt ....................         0.35       0.12
   Estonia ..................         2.32         --
   Hungary ..................         2.77       0.81
   Iceland ..................         1.01         --
   Israel ...................         7.27       4.15
   Jordan ...................           --       0.34
   Morocco ..................           --       0.54
   Poland ...................         1.24       1.52
   Russia ...................         4.10       2.42
   South Africa .............         8.03       6.35
   Turkey ...................           --       1.84
LATIN AMERICA ...............        21.28      27.42
   Argentina ................           --       0.77
   Brazil ...................         8.59      12.46
   Chile ....................           --       3.41
   Colombia .................           --       0.14
   Mexico ...................        10.91       9.91
   Peru .....................         1.78       0.29
   Venezuela ................           --       0.44
PACIFIC .....................        44.46      53.77
   China ....................        11.89      12.73
   India ....................         7.97       6.28
   Indonesia ................           --       0.81
   Malaysia .................           --       6.07
   Pakistan .................           --       0.33
   Philippines ..............           --       0.86
   South Korea ..............        15.02      12.23
   Taiwan ...................         7.83      13.34
   Thailand .................         1.75       1.12
OTHER ASSETS LESS LIABILITIES         5.95         --
                                    ------     ------
TOTAL .......................       100.00%    100.00%
                                    ======     ======

                [REPRESENTATION OF BAR GRAPH IN PRINTED PIECE.]

LARGEST INDUSTRIES
October 31, 2001

FINANCIAL SERVICES                               $5,718,178
RESOURCES                                        $5,007,790
MANUFACTURING                                    $3,986,288
CONSUMER GOODS &  SERVICES                       $2,555,745
NETWORKING/COMMUNICATIONS INFRASTRUCTURE         $2,308,834


REGIONAL ALLOCATION
October 31, 2001


                [REPRESENATATION OF PIE CHART IN PRINTED PIECE.]

Pacific                                   44.46%
Europe, Middle East and Africa            28.31%
Latin Ameria                              21.28%
Other Assets Less Liabilities              5.95%


Largest Portfolio Holdings
OCTOBER 31, 2001


SECURITY                                      VALUE
------------                             ---------------
RADVision (Israel) ...................... $1,021,600
OTP Bank (GDRs) (Hungary) ...............    944,100
Coca-Cola Femsa (Class L ADRs)
   (Mexico) .............................    889,987
Empresa Brasileira de Aeronautica
   "Embraer" (ADRs)  (Brazil) ...........    858,000
Tubos de Acero de Mexico
   "TAMSA" (ADRs) (Mexico) ..............    846,000
Network Healthcare Holdings
   (South Africa) .......................    834,477
Korea Tobacco and Ginseng
   (GDRs) (South Korea) .................    815,100
Hansabank (Estonia) .....................    790,639
CNOOC (China) ...........................    784,615
Kookmin Bank (South Korea) ..............    784,276

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
For Periods Ended October 31, 2001

                                                                           AVERAGE ANNUAL
                                                          --------------------------------------------------------
                                                                                         CLASS C
                                                                                          SINCE         SINCE
                                                 SIX           ONE          FIVE        INCEPTION     INCEPTION
                                               MONTHS*        YEAR          YEARS        5/27/99       5/28/96
                                            ------------- ------------   ----------    ----------    -------------
CLASS A**
With Sales Charge                              (19.41)%      (28.40)%         (10.41)%         n/a         (10.49)%
Without Sales Charge                           (15.43)       (26.21)           (9.53)          n/a          (9.67)
CLASS B**
With CDSC+                                     (19.99)       (30.51)          (10.55)          n/a         (10.49)
Without CDSC                                   (15.78)       (26.85)          (10.19)          n/a         (10.33)
CLASS C**
With Sales Charge and CDSC                     (17.50)       (28.25)             n/a        (16.92)%         n/a
Without Sales Charge and CDSC                  (15.78)       (26.85)             n/a        (16.58)          n/a
CLASS D**
With 1% CDSC                                   (16.62)       (27.58)             n/a           n/a           n/a
Without CDSC                                   (15.78)       (26.85)          (10.19)          n/a         (10.33)
LIPPER EMERGING MARKETS
  FUNDS AVERAGE***                             (16.21)       (22.90)           (5.97)        (8.02)+++      (6.28)++
MSCI EMF INDEX***                              (17.47)       (23.46)           (8.61)       (11.08)+++      (8.95)++

NET ASSET VALUE                                                                  CAPITAL LOSS INFORMATION
               OCTOBER 31, 2001     APRIL 30, 2001    OCTOBER 31, 2000           For the Year Ended October 31, 2001
              ------------------    ---------------  ------------------
CLASS A             $4.11               $4.86               $5.57                REALIZED           $(1.624)
CLASS B              3.95                4.69                5.40                UNREALIZED          (0.923)(o)
CLASS C              3.95                4.69                5.40
CLASS D              3.95                4.69                5.40

   Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any government agency.

----------
   * Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper Emerging Markets Funds Average and the Morgan Stanley Capital
     International Emerging Markets Free (MSCI EMF) Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Emerging Markets Funds Average excludes the effect of sales charges and the MSCI EMF Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Emerging Markets Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.
   + The CDSC is 5% for periods of one year or less, and 2% for the five-year period, and 1% since inception.
  ++ From May 31, 1996.
 +++ From May 31, 1999.
 (o) Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Emerging Markets Fund

   This chart compares a $10,000 hypothetical investment made in Seligman Emerging Markets Fund, with and without the initial 4.75% maximum sales charge for Class A shares, with the 1% contingent deferred sales charge ("CDSC") for Class B shares, and without the 1% CDSC for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of operations on May 28, 1996, through October 31, 2001, to a $10,000 hypothetical investment made in the Lipper Emerging Markets Funds Average (Lipper EMF Average) and the Morgan Stanley Capital International Emerging Markets Free Index (MSCI EMF Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

            [Data below represents line graph in the printed piece.]

                                   EMERGING MARKETS FUND
                -------------------------------------------------------------
                 CLASS A           CLASS A         CLASS B          CLASS D
                WITH SALES       WITHOUT SALES       WITH             WITH        LIPPER EMF        MSCI EMF
                 CHARGE            CHARGE            CDSC             CDSC          AVERAGE           INDEX
                --------          --------          -------         ---------       --------         --------
5/28/96            9520             10000            10000            10000           10000            10000
                   9013             9468             9454             9454            9375             9473
10/31/96           9040             9496             9468             9468            9440             9565
                   10173            10686            10630            10644           10299            10766
4/30/97            10653            11190            11106            11106           10476            10986
                   12453            13081            12969            12969           11522            12473
10/31/97           9787             10280            10182            10182           8639             9945
                   9173             9636             9524             9524            7856             9028
4/30/98            10600            11135            10980            10966           8953             10291
                   9000             9455             9300             9300            7135             8405
10/31/98           6907             7255             7129             7129            5962             6751
                   7080             7437             7283             7297            6261             6911
4/30/99            8787             9230             9020             9034            8041             8659
                   9120             9580             9356             9370            8659             9422
10/31/99           8920             9370             9132             9132            8622             9298
                   12133            12171            11835            11835           10653            12145
4/30/00            10480            11008            10686            10686           9818             11342
                   9280             9748             9454             9454            9243             10733
10/31/00           7427             7801             7563             7563            7863             9116
                   7747             8137             7871             7871            8360             9506
4/30/01            6480             6807             6437             6569            7292             8406
7/31/01            6080             6387             6148             6148            6771             7929
10/31/01           5480             5756             5477             5532            6018             7054

   An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Emerging markets funds' net asset values may fluctuate more than other equity funds or other global equity funds. Emerging markets countries may have relatively unstable governments, less diversified economies, and securities markets that trade a smaller number of securities, some physically.

   As shown on page 6, the performance of Class C shares will be greater than or less than the performances shown for Class A, Class B, and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
During Past Six Months
TEN LARGEST PURCHASES                                            TEN LARGEST SALES
------------------------------                                ------------------------
Coca-Cola Femsa (Class L ADRs)* (Mexico)                      China Rare Earth Holdings** (China)
Korea Tobacco and Ginseng (GDRs)* (South Korea)               Hankuk Electric Glass** (South Korea)
Humax* (South Korea)                                          Celular CRT Participacoes (Class A) (Brazil)
Sappi* (South Africa)                                         TravelSky Technology (Class H) (China)
Shinsegae* (South Korea)                                      Bharat Heavy Electricals "BHEL"** (India)
Denway Motors* (China)                                        Cheil Jedang (South Korea)
America Movil (Class L ADRs) (Mexico)                         Grupo Financiero Banorte (Class O) (Mexico)
CMC Magnetics* (Taiwan)                                       Procomp Infomatics** (Taiwan)
Xinao Gas Holdings* (China)                                   Marvell Technology Group** (Bermuda)
Hero Honda Motors* (India)                                    Brilliance China Automotive Holdings** (China)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------
 * Position added during the period.
** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Emerging Markets Fund
                                                       SHARES           VALUE
                                                     -----------      ---------
COMMON STOCKS  94.05%
BRAZIL  8.59%
Empresa Brasileira de Aeronautica
   "Embraer" (ADRs)
   (Manufacturing)                                      50,000        $  858,000
Petroleo Brasileiro "Petrobras"
   (ADRs)* (Resources)                                  37,000           710,400
Tele Centro Oeste Celular
   Participacoes (ADRs)
   (Telecommunications)                                130,000           656,500
Uniao de Bancos Brasileiros
   "Unibanco" (GDRs)
   (Financial Services)                                 45,000           707,850
                                                                      ----------
                                                                       2,932,750
                                                                      ----------
CHINA  11.89%
Chaoda Modern Agriculture
   Holdings* (Agriculture)                           2,000,000           621,795
China Petroleum &
   Chemical (Class H)
   (Resources)                                       2,400,000           372,308
CNOOC (Resources)                                      800,000           784,615
Denway Motors
   (Automotive and Related)                          1,700,000           566,667
Euro-Asia Agricultural
   Holdings* (Agriculture)                           1,000,000           223,077
TravelSky Technology
   (Class H)*
   (Electronic Technology)                             500,000           375,000
Wah Sang Gas Holdings*
   (Resources)                                       4,000,000           400,000
Xinao Gas Holdings*
   (Resources)                                       2,500,000           713,141
                                                                      ----------
                                                                       4,056,603
                                                                      ----------
CROATIA  1.22%
Pliva (GDRs) (Drugs and
   Health Care)                                         50,000           417,500
                                                                      ----------
EGYPT  0.35%
Orascom Telecommunications
   Holdings (GDRs)*
   (Telecommunications)                                 70,000           119,000
                                                                      ----------
ESTONIA  2.32%
Hansabank* (Financial Services)                        100,000           790,639
                                                                      ----------
HUNGARY  2.77%
OTP Bank (GDRs)
   (Financial Services)                                 18,000           944,100
                                                                      ----------
ICELAND  1.01%
ECTel (ADRs)*
   (Networking/Communications
   Infrastructure)                                      25,000           345,625
                                                                      ----------
INDIA  7.97%
Bank of Baroda
   (Financial Services)                                400,000           317,983
Dr. Reddy's Laboratories (ADRs)
   (Drugs and Health Care)                              22,000           547,800
HCL Technologies
   (Computer Goods and Services)                        67,000           229,383
HDFC Bank (ADRs)*
   (Financial Services)                                 20,000           304,400
Hero Honda Motors
   (Automotive and Related)                            120,000           555,366
Ranbaxy Laboratories
   (Drugs and Health Care)                              12,000           178,710
Sun Pharmaceutical Industries*
   (Drugs and Health Care)                              25,200           293,274
Videsh Sanchar Nigam (ADRs)
   (Telecommunications)                                 30,000           291,000
                                                                      ----------
                                                                       2,717,916
                                                                      ----------

ISRAEL  7.27%
AudioCodes*
   (Networking/Communications
   Infrastructure)                                      90,000           243,450
Ceragon Networks*
   (Networking/Communications
   Infrastructure)                                     130,000           271,700
M-Systems Flash Disk Pioneers*
   (Electronic Technology)                              80,000           574,400
RADVision*
   (Networking/Communications
   Infrastructure)                                     160,000         1,021,600
Teva Pharmaceutical
   Industries (ADRs)
   (Drugs and Health Care)                               6,000           370,890
                                                                      ----------
                                                                       2,482,040
                                                                      ----------
MEXICO  10.91%
America Movil (Class L ADRs)*
   (Telecommunications)                                 50,000           750,000
Coca-Cola Femsa (Class L ADRs)
   (Consumer Goods and Services)                        44,300           889,987
Grupo Financiero Banorte
   (Class O)* (Financial Services)                     400,000           645,022
Tubos de Acero de Mexico
   "TAMSA" (ADRs)
   (Manufacturing)                                      90,000           846,000
Wal-Mart de Mexico
   (Class V ADRs) (Retailing)                           25,000           591,763
                                                                      ----------
                                                                       3,722,772
                                                                      ----------
PERU  1.78%
Compania de Minas Buenaventura
   (Class B ADRs) (Resources)                           10,000           202,600
Credicorp (Financial Services)                          50,000           405,000
                                                                      ----------
                                                                         607,600
                                                                      ----------
POLAND  1.24%
Bank Polska Kasa Opieki (GDRs)*
   (Financial Services)                                  9,200           169,870
Telekomunikacja Polska (GDRs)
   (Networking/Communications
   Infrastructure)                                      69,000           251,850
                                                                      ----------
                                                                         421,720
                                                                      ----------

-------------
See footnotes on page 9.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Emerging Markets Fund

                                                       SHARES           VALUE
                                                     -----------      ---------
RUSSIA  4.10%
JSC Mining and Smelting (ADRs)*
   (Resources)                                          11,800        $  138,611
OAO NK YUKOS (ADRs)
   (Resources)                                           8,000           447,312
Surgutneftegaz (ADRs)
   (Resources)                                          50,000           634,250
VimpelCom (ADRs)*
   (Telecommunications)                                  9,000           178,200
                                                                      ----------
                                                                       1,398,373
                                                                      ----------
SOUTH AFRICA  8.03%
African Bank Investments*
   (Financial Services)                                700,000           649,038
Impala Platinum Holdings
   "Implats" (Resources)                                17,000           604,553
Network Healthcare Holdings
   (Drugs and Health Care)                           3,500,000           834,477
Sappi (Paper and Forest
   Products)                                            70,000           652,746
                                                                      ----------
                                                                       2,740,814
                                                                      ----------
SOUTH KOREA  15.02%
Cheil Jedang (Consumer Goods
   and Services)                                        10,000           281,177
Daeduck Electronics
   (Manufacturing)                                      90,000           668,552
Humax (Manufacturing)                                   44,000           761,735
Kangwon Land* (Leisure and
   Entertainment)                                        2,000           257,940
Kookmin Bank* (Financial
   Services)                                            30,000           784,276
Korea Telecom (ADRs)*
   (Telecommunications)                                  8,000           166,720
Korea Tobacco and Ginseng
   (GDRs)* (Consumer Goods
   and Services)                                       110,000           815,100
LG Household & Health Care*
   (Manufacturing)                                      15,000           325,910
NeoWave*
   (Networking/Communications
   Infrastructure)                                     102,000           174,609
Samsung Electronics
   (Manufacturing)                                       1,000           134,392
Samyoung Heat Exchanger
   (Manufacturing)                                      10,000           185,902
Shinsegae (Consumer Goods
   and Services)                                         8,000           569,481
                                                                      ----------
                                                                       5,125,794
                                                                      ----------
TAIWAN  7.83%
CMC Magnetics (Computer
   Goods and Services)                                 800,000           537,971
Hon Hai Precision Industry*
   (Electronic Technology)                             130,000           482,319
Macronix International (ADRs)
   (Electronic Technology)                             109,910           645,721
United Microelectronics
   (Manufacturing)                                     250,000           205,797
WYSE Technology Taiwan
   (Manufacturing)                                   1,300,000           391,884
Yageo
   (Electronic Technology)                             700,000           407,826
                                                                     -----------
                                                                       2,671,518
                                                                     -----------
THAILAND  1.75%
Golden Land Property
   Development*
   (Construction and Property)                       2,200,000           437,933
Siam Panich Leasing*
   (Automotive and Related)                            399,000           158,404
                                                                     -----------
                                                                         596,337
                                                                     -----------
TOTAL COMMON STOCKS
  (Cost $39,868,464)                                                  32,091,101
PREFERRED STOCKS  0.00%
  (Cost $246)
BRAZIL
Celular CRT Participacoes (Class A)
   (Telecommunications)                                    527                72
                                                                     -----------

TOTAL INVESTMENTS  94.05%
  (Cost $39,868,710)                                                  32,091,173
OTHER ASSETS
  LESS LIABILITIES  5.95%                                              2,031,536
                                                                     -----------
NET ASSETS  100.00%                                                  $34,122,709
                                                                     ===========

-------------
* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Growth Fund

PERFORMANCE REVIEW

For the year ended October 31, 2001, Seligman Global Growth Fund posted a disappointing total return of -35.94% based on the net asset value of Class A shares. This compares to the -26.92% total return of the Fund's peers, as measured by the Lipper Global Funds Average, and the -25.24% total return of the Fund's benchmark, the Morgan Stanley Capital International (MSCI) World Index.

The Fund underperformed its indices primarily because of its exposure to technology (the beginning of the period under review was especially difficult for this sector), and because there continued to be a bias in the marketplace toward value stocks and away from growth-oriented stocks. We were encouraged, however, that technology stocks experienced a strong rebound toward the end of the period.

PORTFOLIO STRATEGY

During a year of slowing economic growth around the world, Seligman Global Growth Fund has sought to identify companies that are able to compete on a global basis, and that show strong potential. We employ a combination of top-down and bottom-up analysis when evaluating companies for inclusion in the Fund's portfolio. At October 31, 2001, the Fund had roughly 54% of its assets invested in the US. This position had increased during the past year, and it reflects our expectation that the US economy will rebound in 2002 as a result of aggressive easing by the Federal Reserve Board and fiscal stimulus by the federal government.

The Fund dedicated roughly one-quarter of the portfolio to Continental Europe (where the largest country weightings are France and Germany), and significantly increased its exposure to the United Kingdom during the period under review. Continental Europe has experienced the same combination of economic sluggishness and rising unemployment that the US has, but the European Central Bank has been less proactive than the Fed in lowering interest rates. The UK's economy has held up better, and the Bank of England, like the Fed, has actively cut rates throughout the year.

The Fund's largest sector weightings at October 31, 2001, were financial services, drugs and health care, and consumer goods and services.

MAJOR THEMES

One of the portfolio's themes is the aging population, and the financial services and health care sectors help us capitalize on this trend. The Fund's health care holdings focus on large pharmaceutical companies, with a smaller number of biotechnology firms also in the portfolio.


--------------------------------------------------------------------------------

  FUND OBJECTIVE

  Seligman Global Growth Fund, which commenced operations on November 1, 1995, seeks long-term capital appreciation by investing primarily in the stocks of companies that have the potential to benefit from global economic or social trends.
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

  SELIGMAN GLOBAL GROWTH TEAM

  Craig Chodash, David Cooley (Co-Portfolio Manager), Melissa Kasper, Sandra Leu, David Levy, Jonathan Mark, Peter Paone, Marion Schultheis (Co-Portfolio Manager).
-------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Global Growth Fund


During the fiscal year, the Fund perceived a good opportunity to move into these areas; we were able to buy companies with double-digit growth which were selling at attractive prices. We were also encouraged by the large number of new products in this sector and the cost-cutting measures adopted by many companies.

In the financial arena, we think that an older and wealthier population will translate into increased demand for financial services. In addition, with people living longer, companies providing life insurance are seeing fewer payouts. At the same time, insurance companies have sharply increased premiums after the events of September 11, a move which should improve their profitability and benefit their stock prices. The Fund seeks out the largest and best-capitalized companies in this sector.

After a year and a half of difficulties, we are seeing positive trends start to develop in the technology sector, in particular data and mobile communications. Weak companies have either declared bankruptcy or have improved their financial position, in some cases tendering offers for their outstanding high-yield bonds. Improved balance sheets mean that their ability to meet debt obligations is less in doubt, which in turn has reassured investors. We believe that the events of September 11 have encouraged the development of enhanced internet security and disaster recovery, and they have demonstrated the advantage of having a physical presence in more than one location; we think an array of technology companies would tend to benefit from these trends.


OUTLOOK

The tragic events of September 11 and the resulting war on terrorism have made the future more uncertain. In response, we are focusing on what we do know, as opposed to the unknown. For example, we expect that defense and security spending will increase, and we will try to determine where those resources will be allocated. We will also research how the Fund can take advantage of potential changes in the habits of governments, corporations, and consumers. We believe the combination of lower interest rates, lower energy prices, and a federal stimulus package will set the stage for a consumer-led rebound in the US in 2002. For this reason, we will continue to seek quality names within the consumer cyclicals and consumer staples areas. A US recovery should have a positive effect on other economies as well. We believe we have positioned the Fund to benefit from the improving global economic picture.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2001

                                                                                      AVERAGE ANNUAL
                                                            ------------------------------------------------------------------
                                                                                          CLASS B      CLASS C
                                                                                           SINCE        SINCE         SINCE
                                                 SIX           ONE          FIVE        INCEPTION    INCEPTION      INCEPTION
                                               MONTHS*         YEAR         YEARS         4/22/96      5/27/99       11/1/95
                                            ------------    -----------  ------------- -----------  -------------  ------------
CLASS A**
With Sales Charge                              (22.35)%       (38.93)%        3.09%          n/a          n/a          4.69%
Without Sales Charge                           (18.45)        (35.94)         4.09           n/a          n/a          5.55

CLASS B**
With CDSC+                                     (22.78)        (38.89)         3.03          2.82%         n/a           n/a
Without CDSC                                   (18.74)        (36.40)         3.32          2.95          n/a           n/a

CLASS C**
With Sales Charge and CDSC                     (20.31)        (37.45)          n/a           n/a        (8.17)%         n/a
Without Sales Charge and CDSC                  (18.71)        (36.37)          n/a           n/a        (7.79)          n/a

CLASS D**
With 1% CDSC                                   (19.52)        (36.81)          n/a           n/a          n/a           n/a
Without CDSC                                   (18.71)        (36.36)         3.35           n/a          n/a          4.80

LIPPER GLOBAL FUNDS AVERAGE***                 (17.06)        (26.92)         5.25          5.18++      (4.68)+++      7.01(o)

MSCI WORLD INDEX***                            (16.43)        (25.24)         5.20          5.25++      (7.74)+++      7.06(o)


NET ASSET VALUE                                                                  CAPITAL GAIN (LOSS) INFORMATION
               OCTOBER 31, 2001   APRIL 30, 2001     OCTOBER 31, 2000            FOR THE YEAR ENDED OCTOBER 31, 2001
               ----------------   --------------     ----------------
CLASS A             $6.95               $8.57              $13.48                PAID                $2.501
CLASS B              6.56                8.12               12.94                REALIZED            (1.963)
CLASS C              6.57                8.13               12.95                UNREALIZED          (0.472)(oo)
CLASS D              6.57                8.13               12.95

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.


---------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Lipper Global Funds Average and the Morgan Stanley Capital
     International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average excludes the effect of sales charges and the MSCIWorld Index excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.

   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.

  ++ From April 30, 1996.

 +++ From May 31, 1999.

 (o) From October 31, 1995.

(oo) Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Global Growth Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on November 1, 1995, through October 31, 2001, to a $10,000 hypothetical investment made in the Lipper Global Funds Average and the Morgan Stanley Capital International World Index (MSCIWorld Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.


           [Data below represents line graph in the printed piece.]




                        GLOBAL GROWTH FUND
           ----------------------------------------
              CLASS A       CLASS A       CLASS D
               WITHOUT     WITH SALES     WITHOUT     LIPPER GLOBAL      MSCI
            SALES CHARGE      CHARGE       CDSC       FUNDS AVERAGE  WORLD INDEX
           --------------  ------------  ----------  --------------  -----------


11/1/95         9520         10000         10000          10000         10000
               10107         10616         10602          10848         10651
4/30/96        10880         11429         11387          11362         11375
               10627         11162         11106          11032         10984
10/31/96       10773         11317         11233          11682         11627
               11307         11877         11751          12292         12492
4/30/97        11347         11919         11793          12592         12494
               13253         13922         13740          14690         14557
10/31/97       12267         12885         12689          13698         13707
               12748         13391         13152          14511         14043
4/30/98        15028         15786         15475          16312         16048
               15069         15829         15503          16470         15856
10/31/98       13435         14112         13800          15847         14501
               15599         16386         15988          18002         16412
4/30/99        16312         17134         16692          18980         17341
               17052         17912         17412          19090         18451
10/31/99       17960         18865         18307          19861         21108
               20961         22019         21327          20817         21647
4/30/00        21098         22162         21440          21379         21327
               21753         22850         22067          20940         20551
10/31/00       20534         21569         20797          20136         20004
               18459         19390         18641          19599         18109
4/30/01        16142         16956         16296          18013         16960
               14842         15591         14953          17008         15019
10/31/01       13163         13827         13246          15054         15019

     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Technology companies may be subject to greater government regulation, greater price fluctuation, and limited liquidity. The products of technology companies may be subject to severe competition and rapid obsolescence.

     As shown on page 12, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                          TEN LARGEST SALES
------------------------------              ------------------------
Medtronic* (US)                             AT&T** (US)
Pfizer* (US)                                SBC Communications (Class A)** (US)
NIKE (Class B)* (US)                        AOL Time Warner (US)
Honeywell International* (US)               Coca-Cola (US)
Applera-Applied Biosystems Group* (US)      Symbol Technologies** (US)
International Business Machines* (US)       Philip Morris Companies (US)
Microsoft* (US)                             Jones Apparel Group (US)
QUALCOMM* (US)                              Openwave Systems** (US)
Banco Bilbao Vizcaya Argentaria* (Spain)    Taiwan Semiconductor Manufacturing**
AXA* (France)                                 (ADRs) (Taiwan)
                                            Empresa Brasileira de Aeronautica
                                              "Embraer"** (ADRs) (Brazil)

Largest portfolio changes from the previous period to the current period are based on the cost of purchases and proceeds from sales of securities, listed in descending order.

------------
  * Position added during the period.
 ** Position eliminated during the period.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Growth Fund


Country Allocation
OCTOBER 31, 2001

                                                              MSCI
                                                              WORLD
                                                FUND          INDEX
                                               -------       -------
CONTINENTAL EUROPE ......................       24.33%        23.18%
  Austria ...............................          --          0.09
  Belgium ...............................        0.35          0.46
  Denmark ...............................          --          0.41
  Finland ...............................        1.66          0.98
  France ................................        6.64          4.79
  Germany ...............................        3.44          3.86
  Greece ................................          --          0.27
  Ireland ...............................        2.91          0.27
  Italy .................................        1.02          2.83
  Netherlands ...........................        2.59          2.50
  Norway ................................        0.83          0.32
  Portugal ..............................          --          0.21
  Spain .................................        2.82          1.42
  Sweden ................................          --          1.25
  Switzerland ...........................        2.07          3.52
JAPAN ...................................        7.16          9.29
LATIN AMERICA ...........................        0.46            --
  Mexico ................................        0.46            --
PACIFIC .................................        2.88          3.30
  Australia .............................        0.90          1.91
  Hong Kong .............................        1.76          0.91
  New Zealand ...........................          --          0.06
  Singapore .............................        0.22          0.42
UNITED KINGDOM ..........................       10.28         10.02
UNITED STATES ...........................       54.09         52.22
OTHER ...................................        1.01          1.99
  Canada ................................        0.69          1.99
  India .................................        0.32            --
OTHER ASSETS LESS LIABILITIES ...........       (0.21)           --
                                               ------        ------
TOTAL ...................................      100.00%      100.00%
                                               ======       =======

LARGEST INDUSTRIES
OCTOBER 31, 2001


[Data below represents bar chart in the printed piece.]

FINANCIAL SERVICES               $22,397,033

DRUGS AND HEALTHCARE             $19,925,929

CONSUMER GOODS AND SERVICES      $19,274,311

MEDIA                            $11,247,521

MEDICAL PRODUCTS AND TECHNOLOGY  $ 9,073,632

REGIONAL ALLOCATION
OCTOBER 31, 2001

[Data below represents bar chart in the printed piece.]

UNITED STATES                            54.09%
CONTINENTAL EUROPE                       23.33%
UNITED KINGDOM                           10.28%
JAPAN                                     7.16%
PACIFIC                                   2.88%
LATIN AMERICA                             0.46%
OTHER                                     1.01%
OTHER ASSETS LESS LIABILITIES            -0.21%

LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2001

SECURITY                                                      VALUE
------------                                              -------------
Pfizer (US) ............................................    $4,852,020
Comcast (Class A) (US) .................................     4,756,631
Medtronic (US) .........................................     4,727,190
MedImmune (US) .........................................     4,658,975
Tyco International (US) ................................     4,574,934
Citigroup (US) .........................................     4,470,064
Cisco Systems (US) .....................................     4,316,708
NIKE (Class B) (US) ....................................     4,259,768
Texas Instruments (US) .................................     4,246,083
Foot Locker (US) .......................................     3,991,850

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
SELIGMAN GLOBAL GROWTH FUND

                                                         SHARES        VALUE
                                                      -----------  -------------
COMMON STOCKS  99.28%
AUSTRALIA  0.90%
BHP Billiton (Resources)                                85,000        $  381,726
Westpac Banking (Financial
   Services)                                           110,300           820,954
                                                                      ----------
                                                                       1,202,680
                                                                      ----------
BELGIUM  0.35%
Omega Pharma (Medical Products
   and Technology)                                      11,200           468,937
                                                                      ----------
CANADA  0.69%
Barrick Gold (Resources)                                36,600           570,594
Weston (George) (Consumer
   Goods and Services)                                   5,800           358,205
                                                                      ----------
                                                                         928,799
                                                                      ----------
FINLAND  1.66%
Nokia (Telecommunications)                              47,100           984,118
UPM-Kymmene (Manufacturing)                             38,000         1,233,865
                                                                      ----------
                                                                       2,217,983
                                                                      ----------
FRANCE  6.64%
Aventis (Drugs and Health Care)                         18,600         1,367,658
AXA (Financial Services)                                48,100         1,051,304
Carrefour* (Consumer
   Goods and Services)                                  17,400           889,727
Castorama Dubois Investissement
   (Consumer Goods and Services)                        14,200           675,649
Groupe Danone (Consumer
   Goods and Services)                                   4,943           571,308
France Telecom
   (Telecommunications)                                 17,500           656,075
LVMH Moet Hennessy
   Louis Vuitton
   (Consumer Goods and Services)                        16,700           588,365
PSA Peugoet Citroen
   (Automotive and Related)                             15,700           637,579
Sanofi-Synthelabo*
   (Drugs and Health Care)                              19,300         1,271,574
Vivendi Universal (Media)                               25,000         1,165,750
                                                                      ----------
                                                                       8,874,989
                                                                      ----------
GERMANY  3.44%
Allianz (Financial Services)                             5,700         1,342,213
Deutsche Bank* (Financial
   Services)                                            17,900           994,828
Deutsche Telekom
   (Telecommunications)                                 27,350           422,873
E.ON (Utilities)                                        22,950         1,195,193
SAP (Computer Software)                                  6,250           646,480
                                                                      ----------
                                                                       4,601,587
                                                                      ----------
HONG KONG  1.76%
CNOOC (Resources)                                      711,000           697,327
CNOOC (ADRs) (Resources)                                33,800           663,494
Hutchison Whampoa
   (Diversified)                                       122,000           985,384
                                                                      ----------
                                                                       2,346,205
                                                                      ----------
INDIA  0.32%
Dr. Reddy's Laboratories (ADRs)
   (Drugs and Health Care)                              17,200           428,280
                                                                      ----------
IRELAND  2.91%
Bank of Ireland
   (Financial Services)                                130,534         1,165,869
Elan (ADRs)* (Drugs and
   Health Care)                                         59,550         2,718,457
                                                                      ----------
                                                                       3,884,326
                                                                      ----------
ITALY  1.02%
Assicurazioni Generali
   (Financial Services)                                 49,700         1,361,196
                                                                      ----------

JAPAN  7.16%
Benesse (Schools)                                       28,400           876,021
Bridgestone (Automotive
   and Related)                                         71,000           668,604
Chugai Pharmaceutical
   (Drugs and Health Care)                              20,000           291,974
Citizen Watch (Consumer
   Goods and Services)                                  62,000           326,329
Dai Nippon Printing
   (Printing)                                           31,000           329,871
Drake Beam Morin-Japan
   (Consulting Services)                                 3,900           372,353
Honda Motor (Automotive
   and Related)                                         38,700         1,386,372
Japan Telecom
   (Telecommunications)                                     39           121,890
Keyence (Electronics)                                    2,400           365,254
NEC (Electronics)                                       29,600           268,114
Nintendo (Consumer Goods
   and Services)                                         4,400           677,890
Nippon System Development
   (Computer Software)                                   7,800           400,359
Nomura Securities
   (Financial Services)                                 50,900           668,726
NTT DoCoMo
   (Telecommunications)                                     53           717,940
Promise (Financial Services)                            12,100           782,015
Takeda Chemical Industries
   (Drugs and Health Care)                               7,700           372,606
Takefuji (Financial Services)                            4,000           331,633
Toyota Motor
   (Automotive and Related)                             25,400           615,594
                                                                      ----------
                                                                       9,573,545
                                                                      ----------
MEXICO  0.46%
America Movil
   (Telecommunications)                                 41,200           618,000
                                                                      ----------
NETHERLANDS  2.59%
Aegon* (Financial Services)                             46,560         1,168,407
Elsevier (Media)                                        68,000           789,609
ING Groep (Financial Services)                          11,556           287,915
Koninklijke (Royal) Philips
   Electronics (Electronics)                            14,309           324,844
Unilever (Consumer Goods
   and Services)                                        17,200           894,056
                                                                      ----------
                                                                       3,464,831
                                                                      ----------

----------
See footnotes on page 16.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Global Growth Fund

                                                        SHARES         VALUE
                                                      -----------  ------------
NORWAY  0.83%
Tandberg* (Media)                                      62,000        $ 1,111,161
                                                                     -----------
SINGAPORE  0.22%
Venture Manufacturing
   (Manufacturing)                                     55,000            291,133
                                                                     -----------
SPAIN  2.82%
Banco Bilbao Vizcaya Argentaria
   (Financial Services)                               108,550          1,213,606
Banco Popular Espanol
   (Financial Services)                                38,025          1,275,719
Sogecable* (Media)                                     30,200            679,084
Telefonica* (Telecommunications)                       49,515            594,114
                                                                     -----------
                                                                       3,762,523
                                                                     -----------
SWITZERLAND  2.07%
Credit Suisse Group
   (Financial Services)                                19,200            700,936
Novartis (Medical Products
   and Technology)                                     17,700            661,869
Serono (Drugs and Health Care)                            820            647,355
UBS (Financial Services)                               16,230            753,787
                                                                     -----------
                                                                       2,763,947
                                                                     -----------
UNITED KINGDOM  9.62%
AstraZeneca (ADRs) (Drugs and
   Health Care)                                        15,800            712,738
BAA (Transportation)                                   81,200            648,186
Barclays (Financial Services)                          43,100          1,296,056
BHP Billiton (Resources)                              172,400            732,554
British American Tobacco (ADRs)
   (Consumer Goods and Services)                       46,800            810,576
Centrica (Utilities)                                  118,200            376,043
Diageo (Consumer Goods
   and Services)                                      192,588          1,920,640
GlaxoSmithKline
   (Drugs and Health Care)                             96,904          2,604,292
Royal Bank of Scotland Group
   (Financial Services)                                91,959          2,197,538
Royal Bank of Scotland Group
   (Additional Value Shares)
   (Financial Services)                               114,000            151,117
Tesco (Consumer Goods
   and Services)                                      128,377            452,246
Vodafone Group (Media)                                411,600            950,711
                                                                     -----------
                                                                      12,852,697
                                                                     -----------
UNITED STATES  53.82%
AOL Time Warner* (Media)                               57,500          1,794,575
Applera-Applied Biosystems Group
   (Medical Products and
   Technology)                                        110,200          3,215,636
Cisco Systems* (Networking/
   Communications Infrastructure)                     255,200          4,316,708
Citigroup (Financial Services)                         98,200          4,470,064
Coca-Cola (Consumer Goods
   and Services)                                       60,750          2,908,710
Comcast (Class A)* (Media)                            132,700          4,756,631

                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT              VALUE
                                             -------------        -------------
UNITED STATES (continued)
Foot Locker* (Consumer
   Goods and Services)                              275,300shs.   $    3,991,850
Honeywell International
   (Diversified)                                     94,100           2,780,655
Intel (Electronics)                                 149,100           3,640,277
International Business Machines
   (Computer and Technology
   Related)                                          22,600           2,442,382
Jones Apparel Group*
   (Consumer Goods and Services)                     28,200             778,320
MedImmune*
   (Drugs and Health Care)                          118,700           4,658,975
Medtronic (Medical Products
   and Technology)                                  117,300           4,727,190
Microsoft* (Computer Software)                       56,000           3,256,120
NIKE (Class B) (Consumer
   Products)                                         86,300           4,259,768
Pfizer (Drugs and Health Care)                      115,800           4,852,020
Philip Morris Companies
   (Consumer Goods and Services)                     73,300           3,430,440

QUALCOMM*
   (Telecommunications)                              49,800           2,446,425
Starwood Hotels &
   Resorts Worldwide
   (Leisure and Hotels)                              17,000             374,680
Texas Instruments
   (Electronics)                                    151,700           4,246,083
Tyco International
   (Diversified)                                     93,100           4,574,934
                                                                  -------------
                                                                     71,922,443
                                                                  -------------
TOTAL COMMON STOCKS
 (Cost $142,123,757)                                                132,675,262
                                                                  -------------
CONVERTIBLE CORPORATE BONDS  0.93%
UNITED KINGDOM  0.66%
British Aerospace
   3.75%, 7/21/06
   (Aerospace)                                (pound)470,000            875,652
                                                                  -------------
UNITED STATES 0.27%
MBL International Finance
   3%, 11/30/02
   (Financial Services)                            $360,000             363,150
                                                                  -------------
TOTAL CONVERTIBLE
   CORPORATE BONDS
   (Cost $1,151,712)                                                  1,238,802
                                                                  -------------
TOTAL INVESTMENTS 100.21%
   (Cost $143,275,469)                                              133,914,064
OTHER ASSETS
   LESS LIABILITIES  (0.21)%                                           (282,108)
                                                                  -------------
NET ASSETS 100.00%                                                $ 133,631,956
                                                                  =============

------------
* Non-income producing security.
See notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Smaller Companies Fund


PERFORMANCE REVIEW

For the year ended October 31, 2001, Seligman Global Smaller Companies Fund posted a total return of -29.81% based on the net asset value of Class A shares. This return lagged the -16.74% total return of the Salomon Smith Barney Extended Market Index World, and the -26.82% total return of the Lipper Global Small Cap Funds Average.

During the past year, value stocks outperformed growth stocks, and the Fund's performance was hurt by its exposure to technology and other growth-oriented sectors.

Despite the fact that investors were generally risk-averse, many small- and mid-cap stocks outperformed large-cap stocks during the past year. This was largely because of favorable relative valuations and earnings, which have generally been growing at a faster pace among small- and mid-sized companies. Because consumer spending held up for most of the past year, stocks that have done well in 2001 include retailers and other consumer stocks.


PORTFOLIO STRATEGY

The Fund has become more defensive in response to the uncertainty caused by the September 11 terrorist attacks. Our goal is to find stocks that will perform well in the near term, as well as over the longer term. In particular, we are looking for stocks that have catalysts for strong performance. The Fund's largest sector weightings are in drugs and health care, consumer goods and services, and business services.

UNITED STATES

The Fund's US weighting has increased during the past year, with the US now representing nearly one-half of assets. Toward the end of the period under review, the Fund's weighting in consumer-oriented stocks began to increase. We believe that consumer spending will pick up in 2002, and that investors will once again be attracted to these stocks. The Fund's investments in this area have focused on education stocks, which tend to show strength during periods of economic slowdown, and on video entertainment manufacturers. The Fund also invested in several specialty retailers that we believe will benefit early on from economic recovery. During the fiscal year, the portfolio's weighting in telecommunications and wireless providers was reduced. We believe that subscriber growth will slow considerably going forward. The Fund's overall technology exposure has been lowered due to the



-------------------------------------------------------------------------------

FUND OBJECTIVE

Seligman Global Smaller Companies Fund, which commenced investment operations on September 9, 1992, seeks long-term capital appreciation by investing in smaller-company stocks in the US and around the world.

-------------------------------------------------------------------------------


SELIGMAN SMALL COMPANY GROWTH TEAM

Michael Alpert, Michael Corcell, Mark Cunneen (Co-Portfolio Manager), Rick Fier, Shari Krawitz, Rick Ruvkun, Mitch Schenkman, and Stephan Yost.

The international portion of the portfolio is managed by Iain Clark of Henderson Investment Management Limited and a team of investment professionals based in London.

-------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Global Smaller Companies Fund


continued slowdown in the sector. The Fund's investment in technology is now focused on software and services companies, which we believe are likely to recover when the US economy strengthens. The Fund continues to maintain a large weighting in health care, in particular hospital management companies.

UNITED KINGDOM

Despite the slowdown in the US, the UK's economy has shown strength during the past year. The Bank of England has followed the US Federal Reserve Board's lead, and has lowered interest rates on seven occasions during the period. The UK portion of the Fund's portfolio remains focused on computer software and business services, two sectors that we expect will see continued earnings growth.

CONTINENTAL EUROPE

Economic growth in Continental Europe has been far less robust than in the UK, and the European Central Bank has been less willing to lower interest rates in response to weakening economic conditions. Europe typically follows US economic trends at a lag, and the slowdown in the US manufacturing sector has spread to the euro zone. The Fund's holdings in this region include consumer goods and services, computer software, and construction companies.

PACIFIC REGION

Japan's stock market continued to deliver generally poor performance during the period under review, as Prime Minister Junichiro Koizumi's reform program has yet to meet with success. The Fund is slightly underweighted in Japan. We are also moving toward a more concentrated portfolio there. We think that reducing the number of stocks will allow holdings that perform well to have more of an impact on overall performance. The Fund will continue to emphasize the service sector in Japan, with an increased emphasis on finding the companies with the greatest growth potential. Throughout the rest of Asia, the Fund was more successful, as we favored defensive stocks. Because of the slowdown in the US, the Fund has avoided those manufacturing companies that depended on exports to the US, and this contributed positively to performance. The companies the Fund focused on have niche products in defensive industries, boast world-class management, and benefit from growing markets. However, in our view, these companies' valuations do not reflect their high quality.


OUTLOOK

We continue to believe small-cap stocks offer greater opportunity than large-cap stocks. Historically, smaller-company stocks have been stronger relative performers coming out of periods of economic weakness. We believe that the monetary and fiscal stimulus provided by the Fed and the US government will ultimately elicit renewed economic growth in the US, which should have a positive influence on the global economy. However, the immediate future may be difficult. Unemployment in the US has risen to its highest level in nine years, and it remains to be seen how this will impact consumer demand in the US. The weakness in Europe and Asia should ease when the US economy rebounds. The Fund continues to concentrate on stocks that are global leaders in their respective fields, looking for strong balance sheets, good managements, and potential catalysts for future growth. We are building a portfolio of companies that we believe will be stable during these uncertain times, and that are positioned to do well during an eventual economic recovery.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund

COUNTRY ALLOCATION
OCTOBER 31, 2001
                                                                     SALOMON
                                                                   SMITH BARNEY
                                                                     EM INDEX
                                                           FUND        WORLD
                                                         -------   -----------
CONTINENTAL EUROPE .............................          21.83%          23.06%
   Austria .....................................           0.84            0.07
   Belgium .....................................           1.06            0.37
   Denmark .....................................           0.60            0.37
   Czech Republic ..............................           --              0.03
   Finland .....................................           --              1.10
   France ......................................           3.73            4.59
   Germany .....................................           6.02            4.87
   Greece ......................................           --              0.30
   Ireland .....................................           0.93            0.34
   Italy .......................................           2.01            2.44
   Liechtenstein ...............................           --              0.09
   Luxembourg ..................................           --              0.11
   Netherlands .................................           1.52            2.12
   Norway ......................................           0.58            0.17
   Portugal ....................................           --              0.33
   Spain .......................................           2.81            1.83
   Sweden ......................................           0.00            1.09
   Switzerland .................................           1.73            2.84
JAPAN ..........................................           8.69           10.16
PACIFIC ........................................           3.94            3.64
   Australia ...................................           1.89            1.34
   Hong Kong ...................................           1.04            1.25
   New Zealand .................................           --              0.07
   Singapore ...................................           0.65            0.36
   South Korea .................................           0.36            0.62
UNITED KINGDOM .................................          10.72            8.52
UNITED STATES ..................................          47.06           52.41
OTHER ..........................................           0.94            2.21
   Barbados ....................................           --              0.06
   Bermuda .....................................           --              0.13
   Canada ......................................           0.94            2.01
   South Africa ................................           --              0.01
OTHER ASSETS LESS LIABILITIES ..................           6.82            --
                                                         ------          ------
TOTAL ..........................................         100.00%         100.00%
                                                         ======          =======

LARGEST INDUSTRIES
OCTOBER 31, 2001

[Data below represents bar chart in the printed piece.]

DRUGS AND HEALTHCARE                $32,812,376
CONSUMER GOODS AND SERVICES         $26,276,276
BUSINESS SERVICES                   $25,418,779
COMPUTER SOFTWARE                   $20,553,476
FINANCIAL SERVICES                  $14,131,583


REGIONAL ALLOCATION
OCTOBER 31, 2001

[Data below represents pie chart in the printed piece.]


UNITED STATES                            47.06%
CONTINENTAL EUROPE                       21.83%
UNITED KINGDOM                           10.72%
JAPAN                                     8.69%
OTHER ASSETS LESS LIABILITIES             6.82%
PACIFIC                                   3.94%
OTHER                                     0.94%

LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2001

SECURITY                                                         VALUE
------------                                                 -----------
Xansa (UK) .............................................      $5,498,472
PizzaExpress (UK) ......................................       4,937,027
Waste Connections (US) .................................       4,744,840
Ashtead Group (UK) .....................................       3,729,048
XTO Energy (US) ........................................       3,501,000
THQ (US) ...............................................       3,477,214
Activision (US) ........................................       3,022,540
Baron de Ley (Spain) ...................................       2,954,413
Interserve (UK) ........................................       2,911,212
Career Education (US) ..................................       2,721,169

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund


INVESTMENT RESULTS PER SHARE


TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2001

                                                                                  AVERAGE ANNUAL
                                                       ------------------------------------------------------------------------
                                                                                  CLASS A     CLASS B     CLASS C     CLASS D
                                                                                   SINCE       SINCE       SINCE       SINCE
                                              SIX         ONE          FIVE      INCEPTION   INCEPTION   INCEPTION   INCEPTION
                                            MONTHS*       YEAR         YEARS      9/9/92      4/22/96     5/27/99     5/3/93
                                         ------------  ----------    --------- ------------ ----------- ----------- -----------
CLASS A**
With Sales Charge                           (20.95)%     (33.16)%     (3.44)%      7.79%         n/a         n/a         n/a
Without Sales Charge                        (17.00)      (29.81)      (2.49)       8.37          n/a         n/a         n/a

CLASS B**
With CDSC+                                  (21.52)      (33.53)      (3.57)        n/a        (2.75)%       n/a         n/a
Without CDSC                                (17.39)      (30.38)      (3.25)        n/a        (2.60)        n/a         n/a

CLASS C**
With Sales Charge and CDSC                  (19.04)      (31.74)        n/a         n/a          n/a       (8.17)%       n/a
Without Sales Charge and CDSC               (17.37)      (30.40)        n/a         n/a          n/a       (7.79)        n/a

CLASS D**
With 1% CDSC                                (18.20)      (31.03)        n/a         n/a          n/a         n/a         n/a
Without CDSC                                (17.37)      (30.40)      (3.23)        n/a          n/a         n/a        5.96%

LIPPER GLOBAL SMALL CAP
  FUNDS AVERAGE***                          (16.18)      (26.82)       3.85        9.47++       3.42(o)      1.37+++     8.31(oo)

SALOMON SMITH BARNEY
  EM INDEX WORLD***                         (12.94)      (16.74)       3.78        7.92++       3.24(o)     (0.78)+++    6.63(oo)

NET ASSET VALUE                                                                  CAPITAL GAIN (LOSS) INFORMATION
               OCTOBER 31, 2001     APRIL 30, 2001    OCTOBER 31, 2000           FOR THE YEAR ENDED OCTOBER 31, 2001
          -----------------------  ----------------   ----------------
CLASS A            $11.13                $13.41            $17.38                PAID                $1.446
CLASS B             10.31                 12.48             16.33                REALIZED            (0.675)
CLASS C             10.32                 12.49             16.35                UNREALIZED          (1.167)(ooo)
CLASS D             10.32                 12.49             16.35

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

-------------
    * Returns for periods of less than one year are not annualized.

   ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

  *** The Lipper Global Small Cap Funds Average and the Salomon Smith Barney
      Extended Market Index World (Salomon Smith Barney EM Index World) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Small Cap Funds Average excludes the effect of sales charges, and the Salomon Smith Barney EM Index World excludes the effect of fees and sales charges. The monthly performance of the Lipper Global Small Cap Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.

    + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception. ++ From September 10, 1992.

  +++ From May 31, 1999.

  (o) From April 30, 1996.

 (oo) From April 30, 1993.

(ooo) Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Smaller Companies Fund


     This chart compares a $10,000 hypothetical investment made in Seligman Global Smaller Companies Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions are invested in additional shares, since the commencement of investment operations on September 9, 1992, through October 31, 2001, to a $10,000 hypothetical investment made in the Lipper Global Small Cap Funds Average and the Salomon Smith Barney Extended Market Index World (Salomon Smith Barney EM Index World) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[Data below represents line chart in the printed piece.]


             GLOBAL SMALLER
          COMPANIES FUND CLASS A
          ----------------------
                                     LIPPER
                                     GLOBAL    SALOMON SMITH
            WITH        WITHOUT     SMALL CAP    BARNEY EM
            SALES        SALES        FUNDS        INDEX
           CHARGE       CHARGE       AVERAGE       WORLD
         ----------    ---------   ----------   -----------
9/9/92      9520         10000        10000        10000
10/31/92    9533         10014        9787         9970
            10528        11059        10523        11044
            11343        11915        11655        11593
            12225        12841        12253        12315
10/31/93    13334        14006        12823        13702
            15150        15914        13513        14856
            14895        15645        13348        14222
            14263        14982        13385        13878
10/31/94    16037        16846        13613        14725
            14757        15501        12864        13616
            16461        17291        13812        14507
            18567        19504        14836        16288
10/31/95    19260        20231        14551        16272
            19922        20926        15488        17090
            22540        23677        16885        19010
            21930        23036        15885        18148
10/31/96    22526        23661        16718        18938
            23205        24375        17264        19831
            22049        23161        16667        18962
            25016        26277        19116        21736
10/31/97    24391        25621        18947        20959
            23981        25191        18788        20398
            28247        29671        21242        23752
            26928        28286        19766        22250
10/31/98    22972        24130        18097        18970
            24535        25772        19690        21273
            23672        24866        20586        22311
            25495        26781        21424        23789
10/31/99    25626        26918        21257        24615
            31194        32767        23667        31764
            31096        32664        24469        32899
            29598        31091        24577        32324
10/31/00    28296        29722        24167        31252
            26909        28265        24304        30478
            23929        25135        23113        27285
            22537        23673        22572        26129
10/31/01    19860        20862        20119        22871

     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. The stocks of smaller companies may be subject to above-average risk.

     As shown on page 20, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                         TEN LARGEST SALES
------------------------------                ------------------------
XTO Energy* (US)                              Western Wireless (Class A) (US)
Activision* (US)                              Caremark Rx** (US)
Pinguely-Haulotte* (France)                   Interserve (UK)
Campari Group* (Italy)                        Advent Software (US)
Omega Pharma* (Belgium)                       Cytyc (US)
Duane Reade* (US)                             Metris Companies (US)
Ferretti* (Italy)                             Powertel** (US)
Lottomatica* (Italy)                          Compagnie Generale de Geophysique** (France)
Trigon Healthcare (Class A) (US)              Western Digital** (US)
New Skies Satellites* (Netherlands)           Card-Guard Scientific Survival** (Israel)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

-----------
 * Position added during the period.
** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Global Smaller Companies Fund

                                   SHARES           VALUE
                                ------------     ------------
COMMON STOCKS  93.18%
AUSTRALIA  1.89%
BRL Hardy (Consumer Goods
   and Services)                     127,847     $    691,356
Cochlear (Medical Products and
   Technology)                        30,750          780,941
CSL (Medical Products and
   Technology)                        25,200          637,697
Data Advantage
   (Business Services)               165,340          519,684
Foodland Associated
   (Consumer Goods and Services)      55,562          318,820
Lang (Transportation)                 89,500          482,502
Perpetual Trustees Australia
   (Financial Services)               28,800          550,794
Sonic Healthcare (Medical
   Products and Technology)          121,800          525,553
TAB (Leisure and Hotels)             230,000          337,863
                                                 ------------
                                                    4,845,210
                                                 ------------
AUSTRIA  0.84%
EMTS Technologie*
   (Telecommunications)               51,803        2,138,264
                                                 ------------
BELGIUM  1.06%
Omega Pharma (Drugs and
   Health Care)                       64,500        2,700,575
                                                 ------------
CANADA  0.94%
Clarica Life Insurance
   (Financial Services)               26,500          807,458
Dofasco* (Resources)                  36,000          509,781
Exfo Electro-Optical Engineering*
   (Telecommunications)               16,000          167,680
Pivotal* (Computer Software)           9,200           28,566
Sierra Wireless*
   (Telecommunications)               29,000          387,446
SNC-Lavalin Group
   (Industrial Goods and Services)    34,400          514,873
                                                 ------------
                                                    2,415,804
                                                 ------------
DENMARK  0.60%
TK Development
   (Construction and Property)        62,563        1,541,519
                                                 ------------
FRANCE  3.73%
Compagnie Francaise d'Etudes
   et de Construction "Technip"
   (Construction and Property)        18,000        2,033,476
Du Pareil au Meme
   (Retailing)                        29,015          469,756
Financiere Marc de
   Lacharriere "Fimalac"*
   (Manufacturing)                    77,100        2,594,292
MEDIDEP* (Drugs and
   Health Care)                      132,600        2,189,743
Pinguely-Haulotte
   (Industrial Goods and Services)   116,000          944,242
Transiciel (Computer Software)        50,000        1,313,196
                                                 ------------
                                                    9,544,705
                                                 ------------
GERMANY  6.02%
BERU (Automotive Parts
   Manufacturing)                     60,254        2,601,381
FJA (Business Services)               45,175        2,153,530
GfK (Business Services)               85,696        1,514,607
Mediclin* (Drugs and
   Health Care)                      385,000        1,904,585
Medion (Drugs and Health Care)        68,800        2,407,215
Senator Entertainment* (Media)        46,181          119,628
Techem* (Industrial Goods
   and Services)                      82,400        1,660,168
Tecis Holding (Financial Services)    74,872        2,033,776
Zapf Creation (Manufacturing)         41,338        1,003,899
                                                 ------------
                                                   15,398,789
                                                 ------------

HONG KONG  1.04%
Beijing Datang Power Generation
   (Utilities)                     1,502,000          548,808
Cafe de Coral Holdings
   (Consumer Goods
   and Services)                     997,000          581,583
China Insurance International
   Holdings (Financial Services)     888,000          426,923
Convenience Retail Asia*
   (Consumer Goods
   and Services)                   1,010,000          317,244
Dah Sing Financial Group
   (Financial Services)              105,000          455,000
Giordano International
   (Consumer Goods
   and Services)                     774,000          327,462
                                                 ------------
                                                    2,657,020
                                                 ------------
IRELAND  0.93%
Parthus Technologies*
   (Electronics)                   1,400,000          772,837
Ryanair Holdings*
   (Transportation)                  120,000        1,100,926
SmartForce (ADRs)* (Computer
   Software)                          31,000          510,105
                                                 ------------
                                                    2,383,868
                                                 ------------
ITALY  2.01%
Campari Group*
   (Business Services)                86,600        1,904,468
Ferretti* (Manufacturing)            600,000        1,610,914
Lottomatica* (Business Services)     340,000        1,633,041
                                                 ------------
                                                    5,148,423
                                                 ------------
JAPAN  8.69%
Bank of Iwate
   (Financial Services)               10,600          337,345
Capcom* (Computer Software)           18,600          508,466
Citizen Electronics
   (Electronics)                      14,600          691,012


----------
See footnotes on page 26.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Global Smaller Companies Fund

                                    SHARES          VALUE
                                  ----------     ------------
JAPAN (CONTINUED)
Densei-Lambda (Electronics)           85,100     $    672,911
Disco (Industrial Goods
   and Services)                      18,100          667,608
Don Quijote (Consumer Goods
   and Services)                      10,200          719,980
Eighteenth Bank (The)
   (Financial Services)               93,000          380,970
Enplas (Electronics)                  31,400          486,585
Fuji Machine Manufacturing
   (Industrial Goods and Services)    13,200          171,268
Fuji Seal (Manufacturing)             23,000          825,819
Fujicco (Consumer Goods
   and Services)                      48,000          489,224
Higo Bank (The)
   (Financial Services)              109,000          337,998
Hokuto (Consumer Goods
   and Services)                      19,800          856,339
Iyo Bank (The)
   (Financial Services)              103,000          574,067
Kissei Pharmaceutical
   (Drugs and Health Care)            38,000          569,946
Kokusai Securities
   (Financial Services)              119,000          742,870
Konami Sports
   (Leisure and Hotels)               21,600          735,012
Moshi Moshi Hotline
   (Business Services)                12,200        1,214,574
Nippon Broadcasting Systems
   (Media)                            22,500          725,244
Otsuka Kagu (Retailing)               13,200          716,308
Plenus (Retailing)                    19,400          951,438
Shimachu (Consumer Goods
   and Services)                      34,600          513,304
Sorun (Computer Software)             95,000        1,019,421
Sundrug (Retailing)                   21,300          962,928
Taiyo Ink Manufacturing
   (Chemicals)                        32,700          747,154
Tokyo Steel Manufacturing
   (Industrial Goods and Services)   134,800          426,802
Tokyo Style (Manufacturing)           56,000          516,839
Tsubaki Nakashima
   (Manufacturing)                    82,000          759,476
Tsudakoma* (Manufacturing)           234,000          196,679
Tsutsumi Jewelry
   (Consumer Goods and Services)      28,300          570,411
Union Tool (Manufacturing)            24,000          773,593
Ushio (Industrial Goods
   and Services)                      55,000          685,789
Xebio (Consumer Goods
   and Services)                      49,700          738,129
Yamaichi Electronics
   (Electronics)                      60,600          464,841
Yokohama Reito (Distribution)         93,000          465,968
                                                 ------------
                                                   22,216,318
                                                 ------------
NETHERLANDS  1.52%
Fisher & Paykel Appliances
   Holdings* (Consumer
   Goods and Services)               105,400          619,329
New Skies Satellites*
   (Telecommunications)              220,000        1,493,986
United Services Group
   (Business Services)               104,496        1,762,292
                                                 ------------
                                                    3,875,607
                                                 ------------
NORWAY  0.58%
Petroleum Geo-Services*
   (Industrial Goods and Services)   118,854          714,483
Tandberg Television*
   (Media)                           215,000          758,565
                                                 ------------
                                                    1,473,048
                                                 ------------
SINGAPORE  0.65%
DelGro (Transportation)              279,000          371,888
Neptune Orient Lines*
   (Transportation)                  440,016          190,676
Sembcorp Logistics
   (Transportation)                  462,000          400,406
Sembcorp Marine
   (Manufacturing)                   805,000          386,372
Venture Manufacturing
   (Electronics)                      57,000          301,719
                                                 ------------
                                                    1,651,061
                                                 ------------

SPAIN  2.81%
Aldeasa (Retailing)                  125,000        1,804,521
Baron de Ley* (Consumer
   Goods and Services)               144,700        2,954,413
Compania de Distribucion
   Integral Logista (Media)          160,000        1,783,069
Enaco* (Retailing)                   185,003          632,323
                                                 ------------
                                                    7,174,326
                                                 ------------
SOUTH KOREA  0.36%
Cheil Jedang (Food and Beverages)     16,000          449,884
Hotel Shilla (Leisure and Hotels)     93,500          459,171
                                                 ------------
                                                      909,055
                                                 ------------
SWEDEN  0.00%
Finnveden (Series B)
   (Manufacturing)                         3                8
                                                 ------------
SWITZERLAND  1.73%
Kaba Holding
   (Business Services)                12,141        2,628,211
Swisslog Holding
   (Industrial Goods and Services)    62,564        1,798,146
                                                 ------------
                                                    4,426,357
                                                 ------------

------------------
See footnotes on page 26.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Global Smaller Companies Fund

                                    SHARES          VALUE
                                  ----------     ------------
UNITED KINGDOM  10.72%
Ashtead Group (Construction
   and Property)                   3,377,600     $  3,729,048
Clinton Cards (Consumer
   Goods and Services)               592,725        1,409,973
Fitness First* (Leisure and Hotels)  300,000        1,873,984
Guardian IT
   (Business Services)               193,413        1,005,877
GWR Group (Media)                    500,000        1,611,045
Informa Group
   (Business Services)               706,200        1,743,000
Interserve (Construction and
   Property)                         400,000        2,911,212
Parity (Computer Software)         2,700,668        2,687,435
PizzaExpress (Consumer Goods
   and Services)                     440,000        4,937,027
Xansa (Computer Software)          1,250,000        5,498,472
                                                 ------------
                                                   27,407,073
                                                 ------------
UNITED STATES  47.06%
4Kids Entertainment* (Media)          32,100          674,100
Activision* (Computer Software)       83,300        3,022,540
Actuate* (Computer Software)          80,000          332,000
Acxiom* (Business Services)           44,900          528,473
Advent Software*
   (Computer Software)                13,200          509,322
Aeroflex* (Networking/
   Communications Infrastructure)     66,200          973,471
Affiliated Managers Group*
   (Financial Services)               14,800          913,160
Airgate PCS*
   (Telecommunications)               50,900        2,620,332
Alexion Pharmaceuticals*
   (Drugs and Health Care)            24,600          423,489
Alkermes* (Drugs and Health Care)      6,400          163,840
Alliance Imaging* (Medical
   Products and Technology)           85,200        1,043,700
American Capital Strategies*
   (Financial Services)               78,000        1,931,670
Amerigon (Class A)*
   (Electronics)                     300,945          340,068
Amkor Technology*
   (Semiconductors)                   82,200        1,028,322
ANADIGICS*
   (Semiconductors)                   36,600          544,974
Anchor Gaming*
   (Leisure and Hotels)               30,700        1,558,025
Apria Healthcare Group*
   (Drugs and Health Care)            54,900        1,262,700
Arkansas Best*
   (Transportation)                   19,600          461,286
Atlantic Coast Airlines Holdings*
   (Transportation)                  102,200        1,918,294
ATMI* (Semiconductors)                28,900          550,690
Aviron* (Medical Products and
   Technology)                        10,800          359,586
Avocent* (Consulting Services)        34,300          645,183
Brinker International*
   (Consumer Goods and Services)      70,500        1,790,700
Career Education* (Schools)          104,600        2,721,169
Cell Genesys* (Medical
   Products and Technology)           21,000          376,635
Charles River Laboratories
   International*
   (Drugs and Health Care)            40,900        1,374,240
Chesapeake Energy
   (Resources)                       205,800        1,492,050
Cognex* (Manufacturing)               27,000          513,810
Commerce Bancorp
   (Financial Services)                5,300          386,900
Community Health Systems*
   (Drugs and Health Care)            84,000        2,100,000
Copart* (Business Services)           59,100        1,735,471
Corinthian Colleges*
   (Schools)                          43,100        1,575,090
Corporate Executive Board (The)*
   (Consulting Services)              28,700          880,085
CoStar Group*
   (Business Services)                46,010          852,795
Cox Radio (Class A)* (Media)          73,400        1,592,780
Credence Systems*
   (Semiconductors)                   44,900          613,559
CuraGen* (Medical
   Products and Technology)           17,600          404,976
CV Therapeutics*
   (Drugs and Health Care)             6,500          256,392
Cytyc* (Medical Products and
   Technology)                         5,200          136,552

DeVry* (Schools)                      31,200          840,840
Duane Reade* (Consumer Goods
   and Services)                      54,700        1,636,624
EDO (Electronics)                      9,100          245,245
eFunds* (Business Services)            8,500          132,388
Electronics Boutique Holdings*
   (Consumer Goods and Services)      24,600          763,338
Emisphere Technologies*
   (Medical Products and
   Technology)                        23,900          575,273
Endo Pharmaceuticals Holdings*
   (Drugs and Health Care)            72,400          695,040
ENSCO International
   (Resources)                         6,200          122,760
Exar* (Electronics)                   29,400          665,616
Extreme Networks* (Networking/
   Communications Infrastructure)     52,000          608,140
Fidelity National Financial*
   (Financial Services)                7,800          179,478
Fisher Scientific International*
   (Electronics)                      51,200        1,530,880

--------------------
See footnotes on page 26.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Global Smaller Companies Fund

                                    SHARES          VALUE
                                  ----------     ------------
UNITED STATES (CONTINUED)
Foot Locker* (Consumer
   Goods and Services)               111,300    $   1,613,850
Forrester Research*
   (Consulting Services)              20,235          325,784
Foundry Networks* (Networking/
   Communications Infrastructure)     25,600          249,984
Gallagher (Arthur J.)
   (Financial Services)               59,500        2,174,130
Genesco* (Consumer
   Goods and Services)                48,000          876,000
Genomic Solutions*
   (Medical Products and
   Technology)                       130,000          290,550
Gladstone Capital
   (Miscellaneous)                    59,000        1,022,175
Health Net* (Medical
   Products and Technology)           45,800        1,005,310
Henry (Jack) & Associates
   (Business Services)                64,000        1,581,440
Informatica*
   (Computer Software)                14,800          137,270
InterCept Group*
   (Business Services)                23,700          844,549
InterMune*
   (Drugs and Health Care)            47,500        2,076,225
Iron Mountain*
   (Business Services)                64,000        2,499,200
Isis Pharmaceuticals*
   (Drugs and Health Care)            21,600          448,308
Kopin* (Electronics)                  80,100        1,016,469
LaBranche* (Financial Services)        4,200          121,338
Lexicon Genetics*
   (Medical Products and
   Technology)                         8,800           86,592
LifePoint Hospitals*
   (Drugs and Health Care)            37,600        1,173,308
Ligand Pharmaceuticals (Class B)*
   (Drugs and Health Care)            23,700          316,513
Manor Care* (Drugs and
   Health Care)                       75,600        1,766,016
Medarex* (Medical Products and
   Technology)                        16,100          331,580
Medicis Pharmaceutical (Class A)*
   (Drugs and Health Care)            40,400        2,330,676
Metris Companies
   (Financial Services)               82,300        1,334,083
MKS Instruments*
   (Semiconductors)                   14,600          315,068
MSC Industrial Direct (Class A)*
   (Consumer Goods and Services)     107,900        1,769,560
Myriad Genetics* (Medical
   Products and Technology)           20,900          961,296
united states (continued)
NetIQ* (Computer Software)            15,400          433,279
Noven Pharmaceuticals*
   (Drugs and Health Care)            13,400          285,621
Novoste*
   (Drugs and Health Care)            24,400          281,698
NYFIX* (Business Services)            65,112        1,165,179
Oakley* (Consumer
   Goods and Services)               107,900        1,152,372
OM Group (Chemicals)                  27,000        1,634,850
Pemstar* (Electronics)                73,200          913,170
Pioneer Natural Resources*
   (Resources)                        87,400        1,486,674
Powerwave Technologies*
   (Telecommunications)               17,300          264,863
PRAECIS Pharmaceuticals*
   (Drugs and Health Care)            98,500          426,998
Price Communications*
   (Telecommunications)               32,700          593,505
Priority Healthcare (Class B)*
   (Drugs and Health Care)            75,400        2,185,469
Province Healthcare*
   (Drugs and Health Care)            65,000        1,788,475
Resources Connection*
   (Consulting Services)              16,600          364,868
Rural Cellular (Class A)*
   (Telecommunications)               91,330        2,073,648
SangStat Medical*
   (Medical Products and
   Technology)                        24,200          552,486
Serologicals* (Medical
   Products and Technology)           24,100          424,762
SkyWest (Transportation)              86,100        1,575,199
Smith International*
   (Resources)                         7,000          331,100
SonicWALL*
   (Computer Software)                37,800          536,382

Spinnaker Exploration*
   (Resources)                        36,800        1,614,784
Station Casinos*
   (Leisure and Hotels)              121,800          999,978
Stellent*
   (Computer Software)                26,300          539,808
THQ* (Computer Software)              69,950        3,477,214
Transkaryotic Therapies*
   (Medical Products and
   Technology)                        32,000        1,217,760
Trigon Healthcare (Class A)*
   (Medical Products and
   Technology)                        28,100        1,725,059
TriQuint Semiconductor*
   (Semiconductors)                   38,211          675,762
Tularik* (Drugs and Health Care)      14,100          325,076

--------------------
See footnotes on page 26.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Global Smaller Companies Fund


                                    SHARES          VALUE
                                  ----------     ------------
UNITED STATES (CONTINUED)
Tweeter Home Entertainment
   Group* (Consumer
   Goods and Services)                39,800     $    629,238
UCBH Holdings
   (Financial Services)               15,300          443,623
United Surgical Partners
   International*
   (Drugs and Health Care)            35,900          646,020
Universal Health Services (Class B)*
   (Drugs and Health Care)            67,200        2,714,208
Vical*
   (Medical Products and
   Technology)                         8,300          105,618
Waste Connections*
   (Environmental Management)        162,300        4,744,840
Watson Wyatt Holdings (Class A)*
   (Consulting Services)              35,300          622,692
West
   (Telecommunications)               44,900        1,043,925
Western Wireless (Class A)*
   (Telecommunications)               53,700        1,567,235
XTO Energy
   (Resources)                       194,500        3,501,000
                                                 ------------
                                                  120,335,763
                                                 ------------
TOTAL INVESTMENTS  93.18%
   (Cost $266,244,120)                            238,242,793
OTHER ASSETS
   LESS LIABILITIES  6.82%                         17,445,719
                                                 ------------
NET ASSETS  100.00%                              $255,688,512
                                                 ============

------------
* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman Global Technology Fund


PERFORMANCE REVIEW

Seligman Global Technology Fund posted a total return of -44.62% based on the net asset value of Class A shares during the one-year period ended October 31, 2001. This compares to the -61.86% return of the Lipper Science and Technology Funds Average, the -58.45% return of the H&Q Technology Index, the -26.92% return of the Lipper Global Funds Average, and the -25.24% return of the Morgan Stanley Capital International (MSCI) World Index.

The past year was a difficult one for technology investors. As the US and global economies slowed, business spending, including investment in information technology, was significantly reduced. Price volatility has been pronounced. During the latter part of 2000 there was a realization among investors that there would be no near-term recovery in IT spending, and technology companies acknowledged that their businesses were indeed under pressure. Large-cap technology stocks whose valuations had remained high were hurt badly during this time. Technology stocks rallied after the US Federal Reserve Board began its series of interest rate reductions in January 2001, but they again experienced difficulties later in the period under review. The September 11 terrorist attacks worsened an already-weak US economy. The Fund's performance was hurt by poor performers in the Electronic Equipment and Instruments sector, as well as by our exposure to non-US technology stocks.

The technology sector is suffering not only from slow demand, but also from too much supply. Fortunately, much progress has been made in reducing this overcapacity, and we believe that supply and demand will return to a healthy balance. Another positive development is that technology companies have increased their focus on improving their balance sheets.


PORTFOLIO STRATEGY

We believe the Fund's focus on valuation has helped mitigate an otherwise difficult year. We also continue to be bottom-up investors, closely analyzing the risk and reward of individual securities. During the period under review, the Fund's holdings in computer software were increased, and holdings in telecommunications and electronics capital equipment were decreased. One of the major reasons the Fund outperformed the technology

--------------------------------------------------------------------------------

  FUND OBJECTIVE

  Seligman Global Technology Fund, which commenced operations on May 23, 1994, seeks long-term capital appreciation by investing in securities of companies around the world that operate in the technology and technology-related industries.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SELIGMAN TECHNOLOGY GROUP
  (EAST COAST)

  Christopher Boova, Storm Boswick, Melissa Breakstone, Claudia Francois, Thomas Hirschfeld, James Nguyen, Richard Parower, Sangeeth Peruri, Lawrence Rosso, Hank Swiggett, Sushil Wagle, Steve Werber (Co-Portfolio Manager).

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  SELIGMAN TECHNOLOGY GROUP
  (WEST COAST)

  Gregory Cote, Ajay Diwan, Patrick Renda,
  Vishal Saluja, Reema Shah, Paul Wick (Co-Portfolio
  Manager), Lauren Wu

--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman Global Technology Fund

indices was its underweighted position in telecom equipment companies. We had concerns about their customers' ability to continue spending. The Fund also avoided many of the underperforming large-cap technology companies, and this also helped performance during the year.

UNITED STATES

During the past year, the Fund's exposure to US technology stocks was increased. This was fortunate, as the US greatly outperformed most European and Asian technology indices. The portfolio's overweighting in the US was more the result of bottom-up stock picking than a macroeconomic decision. We have found that regional economic trends tend to influence technology stocks less than other types of stocks.

EUROPE

The Fund was underweighted in Europe during the past year. While this region was generally strong from a fundamental demand standpoint, we are concerned that the weakness in IT spending experienced in the US will eventually show up in Europe. We are beginning to hear this concern from company management in Europe. The Fund's European holdings included wireless operators, which we perceived to have positive risk/reward characteristics.

ASIA

In this region, we continue to like the theme of outsourcing manufacturing to lower-cost areas, such as Taiwan. We are also seeing an increase in technology manufacturing in China. At the moment, there are very few public companies of this sort in China, but we expect that to change over the next two or three years, and the Fund will likely seek to invest in those companies. India has also benefited from the outsourcing trend, particularly in the software industry, although valuation concerns have prevented the Fund from participating in this market. Across the region, we have seen an increase in specialization, in which some companies focus on manufacturing technology, others on designing it, and so on. In turn, US and European companies are free to focus on higher-end projects. This reduces costs, and thus we believe it is a positive industry trend. However, we believe that Asia, like Europe, is at risk of a decrease in IT spending.


OUTLOOK

While the current environment is uncertain, our outlook for global technology remains cautiously optimistic. We believe that technology companies will continue to make progress on improving their finances. Overcapacity in the technology sector is being reduced, and we think that supply will soon be more in line with demand. We also think that the second half of 2002 will see a global economic upturn, although the scope remains unclear. The profit warnings that became so common over the past year and a half should subside, and we expect companies to begin to meet and exceed earnings estimates. The stock market will likely respond favorably to improved earnings reports. Overall, we believe the stage is being set for a healthier environment for technology. Stock picking will continue to be important. The Fund will continue to emphasize fundamentals and valuation because we think investors have learned important lessons from the excessive valuations and downside risk of recent years. Although it is not immune to the business cycle, we believe that technology is an attractive investment because of continued product innovation. Technology's share of capital spending should continue to increase over time, as, in our view, it still represents a growing portion of the economy.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund


COUNTRY ALLOCATION
OCTOBER 31, 2001

                                                       MSCI
                                                       WORLD
                                            FUND       INDEX
                                           -------    -------
CONTINENTAL EUROPE .....................     8.43%     23.18%
   Austria .............................       --       0.09
   Belgium .............................       --       0.46
   Denmark .............................     1.20       0.41
   Finland .............................     0.25       0.98
   France ..............................     1.62       4.79
   Germany .............................     0.84       3.86
   Greece ..............................     1.09       0.27
   Ireland .............................       --       0.27
   Italy ...............................       --       2.83
   Luxembourg ..........................     0.00         --
   Netherlands .........................     2.22       2.50
   Norway ..............................       --       0.32
   Portugal ............................       --       0.21
   Spain ...............................       --       1.42
   Sweden ..............................       --       1.25
   Switzerland .........................     1.21       3.52
JAPAN ..................................     5.47       9.29
PACIFIC ................................     9.37       3.30
   Australia ...........................       --       1.91
   Hong Kong ...........................     0.05       0.91
   New Zealand .........................       --       0.06
   Singapore ...........................     2.17       0.42
   South Korea .........................     4.03         --
   Taiwan ..............................     3.12         --
UNITED KINGDOM .........................     1.53      10.02
UNITED STATES ..........................    59.82      52.22
OTHER ..................................     3.07       1.99
   Canada ..............................     0.68       1.99
   Israel ..............................     2.39         --
OTHER ASSETS LESS LIABILITIES ..........    12.31         --
                                           ------     ------
TOTAL ..................................   100.00%    100.00%
                                           ======     ======

LARGEST INDUSTRIES
OCTOBER 31, 2001

[Data below represents bar chart in the printed piece]

                                                ELECTRONIC
                     INFOR-                      MANUFAC-        COMPUTER
   COMPUTER          MATION                       TURING         HARDWARE/
   SOFTWARE         SERVICES      ELECTRONICS    SERVICES       PERIPHERALS
   --------         --------      -----------    -----------    -----------
 $173,467,501     $97,630,613     $95,233,857    $67,545,771    $61,512,342

REGIONAL ALLOCATION
OCTOBER 31, 2001

[Data below represents pie chart in the printed piece]

           Other Assets     Continental                         United    United
Other    Less Liabilities      Europe      Japan     Pacific    Kingdom   States
-----    ----------------   -----------    -----     -------    -------  -------
3.07%         12.31%           8.43%       5.47%      9.37%     1.53%     59.82%

--------------------------------------------------------------------------------

LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2001


SECURITY                                       VALUE
-----------                                 -----------
Symantec (US) ..........................    $49,482,000
Synopsys (US) ..........................     37,612,000
Microsoft (US) .........................     34,887,000
Autodesk (US) ..........................     33,200,000
SunGard Data Systems (US) ..............     25,200,000
CSG Systems International (US) .........     25,012,000
Computer Associates International (US)..     22,664,360
Lexmark International (Class A) (US) ...     20,137,500
Electronics For Imaging (US) ...........     19,685,000
Integrated Device Technology (US) ......     19,491,500
--------------------------------------------------------------------------------

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2001

                                                                                      AVERAGE ANNUAL
                                                              ----------------------------------------------------------------
                                                                                                       CLASS B       CLASS C
                                                                                           SINCE        SINCE         SINCE
                                                 SIX            ONE          FIVE        INCEPTION    INCEPTION     INCEPTION
                                               MONTHS*         YEAR          YEARS        5/23/94      4/22/96       5/27/99
                                              --------        -------       -------      ---------    ----------    ----------
CLASS A**
With Sales Charge                              (34.44)%       (47.25)%        9.79%        14.41%         n/a           n/a
Without Sales Charge                           (31.16)        (44.62)        10.86         15.16          n/a           n/a

CLASS B**
With CDSC+                                     (34.84)        (47.18)         9.76           n/a         8.24%          n/a
Without CDSC                                   (31.41)        (45.03)        10.02           n/a         8.36           n/a

CLASS C**
With Sales Charge and CDSC                     (32.81)        (45.94)          n/a           n/a          n/a         (4.63)%
Without Sales Charge and CDSC                  (31.46)        (44.97)          n/a           n/a          n/a         (4.25)0

CLASS D**
With 1% CDSC                                   (32.14)        (45.48)          n/a           n/a          n/a           n/a
Without CDSC                                   (31.46)        (45.05)         9.99         14.25          n/a           n/a
H&Q TECHNOLOGY INDEX                           (30.14)        (58.45)        10.56         17.56+++      9.22(o)     (12.23)++++

LIPPER GLOBAL FUNDS AVERAGE***                 (17.06)        (26.92)         5.25          7.28++       5.18(o)      (4.68)++++

LIPPER SCIENCE &
  TECHNOLOGY FUNDS AVERAGE***                  (33.08)        (61.86)         9.25         16.13++       8.91(o)     (13.31)++++

MSCI WORLD INDEX***                            (16.43)        (25.24)         5.20          7.74+++      5.25(o)      (7.74)++++

NET ASSET VALUE                                                                  CAPITAL GAIN (LOSS) INFORMATION
               OCTOBER 31, 2001     APRIL 30, 2001    OCTOBER 31, 2000           FOR THE YEAR ENDED OCTOBER 31, 2001
              ------------------    ---------------  ------------------
CLASS A            $11.29              $16.40              $25.60                PAID                $4.789
CLASS B             10.37               15.12               24.08                REALIZED            (5.184)
CLASS C             10.37               15.13               24.06                UNREALIZED          (2.284)(oo)
CLASS D             10.35               15.10               24.05

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

--------------
   * Returns for periods of less than one year are not annualized.

  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.

 *** The Hambrecht and Quist Technology Stock Index (H&Q Technology Index), the
     Lipper Global Funds Average, the Lipper Science & Technology Funds Average, and the Morgan Stanley Capital International (MSCI) World Index are unmanaged benchmarks that assume reinvestment of dividends. The Lipper Global Funds Average and the Lipper Science & Technology Funds Average exclude the effect of sales charges and the MSCIWorld Index and the H&Q Technology Index exclude the effect of fees and sales charges. The monthly performances of the Lipper Global Funds Average and the Lipper Science &Technology Funds Average are used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.

   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.

  ++ From May 26, 1994.

 +++ From May 31, 1994.

++++ From May 31, 1999.

 (o) From April 30, 1996.

(oo) Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman Global Technology Fund

     This chart compares a $10,000 hypothetical investment made in Seligman Global Technology Fund, with and without the initial 4.75% maximum sales charge for Class A shares, and without the 1% contingent deferred sales charge ("CDSC") for Class D shares, and assumes that all distributions are invested in additional shares, since the commencement of operations on May 23, 1994, through October 31, 2001, to a $10,000 hypothetical investment made in the Hambrecht and Quist Technology Stock Index (H&Q Technology Index), the Lipper Global Funds Average, the Lipper Science &Technology Funds Average, and the Morgan Stanley Capital International World Index (MSCI World Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[Data below represents line chart in the printed piece]

               GLOBAL TECHNOLOGY FUND
        ----------------------------------
        CLASS A      CLASS A                               LIPPER        LIPPER
         WITH        WITHOUT      CLASS D        H&Q       GLOBAL      SCI. & TECH.    MSCI
         SALES       SALES        WITHOUT     TECHNOLOGY    FUNDS         FUNDS        WORLD
         CHARGE      CHARGE        CDSC         INDEX      AVERAGE       AVERAGE       INDEX
        --------    ---------    ---------    --------    ---------    ---------    ---------
5/23/94  9520         10000        10000        10000       10000        10000        10000
         9613         10098        10084        10165       10087        9815         9704
         11160        11723        11681        10491       10444        11747        11634
         10695        11234        11150        9987        9615         11426        11652
4/30/95  13264        13933        13821        10997       10348        13364        14222
         16856        17706        17523        11649       11353        16848        17999
         17556        18441        18216        11543       11230        17272        18888
         15895        16697        16458        12522       11961        16778        17890
4/30/96  17535        18419        18119        13116       12775        19004        20440
         15004        15760        15477        12734       12335        16679        17249
         16269        17090        16745        13486       13057        19539        20104
         19981        20988        20535        14189       14029        22079        24201
4/30/97  18571        19507        19055        14536       14031        19288        21596
         23634        24826        24204        16957       16348        25055        29086
         21779        22877        22241        15813       15393        24035        27098
         21113        22178        21506        16750       15770        23777        27215
4/30/98  25170        26439        25588        18829       18022        28339        32170
         23753        24951        24093        19012       17807        27892        31294
         21606        22696        21863        18293       16285        27123        30534
         28887        30344        29184        20781       18431        41495        45177
4/30/99  29115        30583        29369        21909       19474        43546        44898
         35491        37281        35735        22037       20038        47668        50521
         40922        42985        41139        22927       20721        57479        59818
         56680        49538        57016        24030       23704        82809        84760
4/30/00  64961        68236        65054        24678       24309        88681        89136
         56488        59336        56466        24172       23950        86782        83862
         49187        51667        49061        23244       23079        79732        79941
         46689        49043        46493        22624       22464        63134        65323
4/30/01  39571        41566        39330        20793       20336        45435        47536
         33973        35686        33704        19634       19047        38856        41497
10/31/01 27241        28615        26958        17378       16867        30407        33207

     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions. Investing in one economic sector, such as technology, may be subject to greater price fluctuations than a portfolio of diversified investments. Due to recent volatility in the technology markets, current performance may be significantly lower than set forth above.

     As shown on page 30, the performances of Class B and Class C shares will be greater than or less than the performances shown for Class A shares and Class D shares, based on the differences in sales charges and fees paid by shareholders. Past performance is not indicative of future investment results.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                                TEN LARGEST SALES
------------------------------                       ------------------------
Microsoft* (US)                                      Altran Technologies** (France)
Venture Manufacturing* (Singapore)                   Novellus Systems** (US)
Korea Telecom (ADRs)* (South Korea)                  Lattice Semiconductor (US)
STMicroelectronics* (Netherlands)                    Polycom** (US)
Vodafone Group* (United Kingdom)                     TietoEnator (Finland)
Omron (Japan)                                        Microchip Technology (US)
Taiwan Semiconductor Manufacturing* (Taiwan)         Asustek Computer** (Taiwan)
Synopsys (US)                                        Maxim Integrated Products** (US)
Cisco Systems* (US)                                  Cap Gemini** (France)
Samsung Electronics* (South Korea)                   China Mobile (Hong Kong) (ADRs)** (Hong Kong)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities, listed in descending order.

----------------
 * Position added during the period.
** Position eliminated during the period.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Global Technology Fund

                                         SHARES            VALUE
                                       -----------      -----------
COMMON STOCKS 87.69%
CANADA 0.68%
Celestica* (Electronic
   Manufacturing Services)                160,000       $ 5,491,200
                                                        -----------
DENMARK 1.20%
Maconomy* (Computer
   Software)                            1,829,000         3,424,101
TDC (Telecommunications)                  185,000         6,345,870
                                                        -----------
                                                          9,769,971
                                                        -----------
FINLAND 0.25%
TietoEnator (Information Services)         91,600         2,051,501
                                                        -----------
FRANCE 1.62%
ActivCard (ADRs)*
   (Computer Hardware/
   Peripherals)                           682,900         7,539,216
Orange*
   (Telecommunications)                   530,000         4,290,375
STMicroelectronics (NY Shares)
   (Electronics)                           47,000         1,314,590
                                                        -----------
                                                         13,144,181
                                                        -----------
GERMANY 0.84%
Epcos* (Electronic Manufacturing
   Services)                               90,900         3,911,397
SAP (ADRs) (Computer Software)            115,000         2,955,500
                                                        -----------
                                                          6,866,897
                                                        -----------
GREECE 1.09%
Cosmote Mobile
   Communications
   (Telecommunications)                   958,100         8,841,685
                                                        -----------
HONG KONG 0.05%
ASAT Holdings (ADRs)*
   (Electronic Manufacturing
   Services)                              149,600           365,024
                                                        -----------
ISRAEL 2.39%
Orbotech* (Electronics
   Capital Equipment)                     900,000        19,449,000
                                                        -----------
JAPAN 5.47%
HOYA (Networking/
   Communications
   Infrastructure)                        188,000        11,214,493
Kyocera (Electronics)                     168,000        11,419,805
Omron (Electronic
   Manufacturing Services)              1,131,000        14,397,650
Toshiba (Electronics)                   2,015,000         7,448,652
                                                        -----------
                                                         44,480,600
                                                        -----------
LUXEMBOURG 0.00%
United Customer Management
   Solutions*
   (Telecommunications)                 1,289,200                 0
                                                        -----------
NETHERLANDS 2.22%
ASM International*
   (Electronics Capital
   Equipment)                             400,000         6,366,000
STMicroelectronics
   (Electronics)                          415,000        11,720,728
                                                        -----------
                                                         18,086,728
                                                        -----------
SINGAPORE 2.17%
Venture Manufacturing
   (Contract Manufacturing)             3,340,000        17,679,713
                                                        -----------
SOUTH KOREA 4.03%
Korea Telecom (ADRs)*
   (Telecommunications)                   718,400        14,971,456
Samsung Electronics
   (Electronics)                           66,200         8,896,747
Samsung SDI (Electronics)                 220,000         8,861,348
                                                        -----------
                                                         32,729,551
                                                        -----------

SWITZERLAND  1.21%
Leica Geosystems*
   (Information Services)                  77,750         7,512,077
TEMENOS Group*
   (Computer Software)                    605,800         2,296,802
                                                        -----------
                                                          9,808,879
                                                        -----------
TAIWAN 3.12%
ASE Test* (Electronic
   Manufacturing Services)                800,000         6,572,000
Hon Hai Precision Industry
   (Computer Hardware/
   Peripherals)                               600             2,226
Taiwan Semiconductor
   Manufacturing*
   (Semiconductors)                     6,134,000        10,845,623
United Microelectronics
   (Electronics)                        9,446,800         7,776,496
Yageo (GDRs) (Electronics)                 63,036           183,491
                                                        -----------
                                                         25,379,836
                                                        -----------
UNITED KINGDOM 1.53%
Vodafone Group
   (Telecommunications)                 5,400,000        12,472,889
                                                        -----------
UNITED STATES 59.82%
Accenture (Class A)*
   (Information Services)                 548,500         9,637,145
Adobe Systems
   (Computer Software)                    101,000         2,666,905
Advanced Micro Devices*
   (Semiconductors)                       300,000         2,952,000
Amdocs* (Information Services)            300,000         7,833,000
Amkor Technology*
   (Electronic Manufacturing
   Services)                            1,400,000        17,514,000
Amphenol (Class A)*
   (Networking/Communications
   Infrastructure)                        225,000        10,023,750

---------------
See footnotes on page 33.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman Global Technology Fund

                                         SHARES           VALUE
                                       -----------     ------------
UNITED STATES (continued)
Autodesk (Computer Software)            1,000,000      $ 33,200,000
Avocent* (Computer Hardware/
   Peripherals)                           350,000         6,583,500
BMC Software*
   (Computer Software)                    100,000         1,507,000
Cisco Systems*
   (Networking/Communications
   Infrastructure)                        500,000         8,457,500
Citrix Systems*
   (Computer Software)                    300,000         7,021,500
Computer Associates International
   (Computer Software)                    733,000        22,664,360
Convergys*
   (Information Services)                 275,000         7,727,500
Credence Systems*
   (Electronics Capital
   Equipment)                             260,000         3,552,900
CSG Systems International*
   (Information Services)                 800,000        25,012,000
Elecro Scientific Industries*
   (Electronics Capital
   Equipment)                             500,000        11,685,000
Electronic Data Systems
   (Information Services)                 120,000         7,724,400
Electronics For Imaging*
   (Computer Hardware/
   Peripherals)                         1,000,000        19,685,000
Entegris* (Electronics
   Capital Equipment)                     300,000         2,308,500
FEI* (Electronics Capital
   Equipment Services)                    120,000         3,228,600
Garmin*
   (Networking/Communications
   Infrastructure)                        697,400        11,730,268
Integrated Device Technology*
   (Semiconductors)                       700,000        19,491,500
International Business Machines
   (Computer Hardware/
   Peripherals)                            70,000         7,564,900
International Rectifier*
   (Semiconductors)                       250,000         8,777,500
KPMG Consulting*
   (Information Services)                 250,000         3,083,750
Lattice Semiconductor*
   (Semiconductors)                       567,300         9,913,567
Lexmark International (Class A)*
   (Computer Hardware/
   Peripherals)                           450,000        20,137,500
Mentor Graphics*
   (Computer Software)                     57,800         1,097,333
Microchip Technology*
   (Semiconductors)                       254,700         7,959,375
Microsoft*
   (Computer Software)                    600,000        34,887,000
MSC.Software
   (Computer Software)                    400,000         5,020,000
PDF Solutions*
   (Information Services)                 111,400         1,849,240
Peregrine Systems*
   (Computer Software)                    500,000         7,245,000
SCI Systems*
   (Electronic Manufacturing
   Services)                              950,000        19,294,500
SunGard Data Systems*
   (Information Services)               1,000,000        25,200,000
Symantec* (Computer Software)             900,000        49,482,000
Synopsys* (Electronics)                   800,000        37,612,000
Veeco Instruments*
   (Electronics Capital
   Equipment)                             200,000         5,102,000
                                                       ------------
                                                        486,431,993
                                                       ------------
TOTAL COMMON STOCKS
   (Cost $883,798,366)                                  713,049,648
OTHER ASSETS
   LESS LIABILITIES  12.31%                             100,093,422
                                                       ------------
NET ASSETS  100.00%                                    $813,143,070
                                                       ============

--------------
* Non-income producing security.
See Notes to Financial Statements.

INVESTMENT REPORT
Seligman International Growth Fund

PERFORMANCE REVIEW

The year ended October 31, 2001, was a difficult one for Seligman International Growth Fund. The Fund posted a total return of -32.08% based on the net asset value of Class A shares. During the same period, the Lipper International Funds Average posted a total return of -26.63%, and the Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Index posted a total return of -24.68%.

Performance was hurt by the fact that value stocks continued to outperform growth stocks during the Fund's fiscal year. Difficult economic times often prompt investors to focus on current earnings, rather than prospects for long-term growth. The Fund's technology holdings were hit particularly hard during the first three months of the period. The Fund's focus is still on those stocks that can compete on a global basis and that show the most growth potential. We believe these are the stocks that stand to benefit first from an expected upturn in the global economy.

PORTFOLIO STRATEGY

The Fund's largest sector weightings at period-end were in drugs and health care, banking, and consumer goods and services. The health care and banking investments sought to capitalize on the theme of an aging population and the resulting increase in demand for pharmaceutical products and financial services.

Based on some positive trends in the industry, the Fund has made a move back into telecommunications equipment stocks. Many companies in this sector had faced serious financial issues, as well as engineering issues that made it difficult to deliver the next generation of wireless services. We think many of these problems are being resolved, however, as the marginal players have been weeded out and the remaining companies have strengthened their balance sheets. On the technical side, GPRS, the new mobile phone standard, has been broadly deployed in Europe, and 3G (a lucrative service which provides a faster internet connection through mobile phones) has begun its commercial launch with a fair amount of success. We are optimistic that demand for these more sophisticated products will increase.

UNITED KINGDOM

The Fund significantly increased its exposure to the UK during the past year. The UK now represents more than one-quarter of the Fund's assets, an overweighted position versus the index. One of the reasons we felt positive about the UK was that country's attractive valuations relative to Europe and the US. In addition, its economy has been one of the most resilient in the world during this difficult year. This is partly due to the Bank of England's aggressive lowering of interest rates. In addition to providing liquidity to the marketplace, these accommodative moves have sparked a great deal of refinancing activity in

--------------------------------------------------------------------------------

  SELIGMAN GLOBAL GROWTH TEAM

  Craig Chodash, David Cooley (Portfolio Manager), Melissa Kasper, Sandra Leu, David Levy, Jonathan Mark, Peter Paone, Marion Schultheis.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  FUND OBJECTIVE

  Seligman International Growth Fund, which commenced investment operations on April 7, 1992, seeks long-term capital appreciation by investing primarily in the stocks of larger-sized companies outside the US.

--------------------------------------------------------------------------------

INVESTMENT REPORT
Seligman International Growth Fund


the UK. Consumer spending and real estate prices have been the direct beneficiaries of this easing trend. The Fund's holdings in the UK have been concentrated in banking and consumer goods and services.

CONTINENTAL EUROPE

Continental Europe remained the Fund's largest geographic allocation, representing just over one-half of the portfolio. France, Germany, and Spain are the Fund's largest country weightings in this region. Despite the fact that the UK is more closely linked by trade to the US economy, Europe has experienced more of an economic slowdown. Like the US, Europe has suffered from weak corporate earnings, increasing unemployment, and a slowdown in capital expenditures. The European Central Bank has lowered interest rates in 2001, but it has done so less aggressively than the US Federal Reserve Board or the Bank of England. This is surprising, since inflation is not currently a major concern in Europe. Still, the region tends to have fewer layoffs and higher savings rates than the US, creating a more resilient consumer. We expect the introduction of euro-denominated notes and coins in January 2002 to go smoothly.

PACIFIC REGION

The Japanese economy remains weak, and the Fund is still underweighted here. Hopes were high that reformist Prime Minister Junichiro Koizumi would be able to revive the economy, but we have been disappointed thus far by the pace of reform. However, we think it would be a mistake to be too categorically bearish on Japan, as we believe Prime Minister Koizumi has the correct instincts, and he may well be successful in advancing his agenda. In the rest of the Pacific region, the Fund's exposure was increased, although the portfolio is still underweighted versus the index. Portfolio holdings are concentrated in Hong Kong and Australia, with a focus on resources. The export-reliant Pacific region should benefit strongly from a rebound in the global economy.

OUTLOOK

Over the short term, international stock markets will likely be volatile, reflecting continued political and economic uncertainty. Our outlook is for a muted economic environment going into 2002, but we expect conditions to improve around the world as the year progresses. Working in the global economy's favor is the fact that a year of declining interest rates has created a great deal of liquidity. Also significant is the drop in oil prices, which will put more money into the hands of consumers, as well as support corporate profits. We expect that the UK will continue to outperform the rest of Europe for the near future. Economic conditions in Europe should start to improve several months after a US recovery. The Fund may seek to increase its presence in Asia via Taiwan, South Korea, Singapore, or Hong Kong, as these markets' exports will be helped by a global recovery.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED OCTOBER 31, 2001

                                                                                 AVERAGE ANNUAL
                                                     --------------------------------------------------------------------------
                                                                              CLASS A      CLASS B      CLASS C      CLASS D
                                                                               SINCE        SINCE        SINCE        SINCE
                                         SIX           ONE         FIVE      INCEPTION    INCEPTION    INCEPTION    INCEPTION
                                       MONTHS*         YEAR        YEARS      4/7/92       4/22/96      5/27/99      9/21/93
                                      ---------      -------      -------    ---------    ---------    ---------    -----------
CLASS A**
With Sales Charge                     (24.24)%       (35.27)%     (7.60)%      0.88%         n/a          n/a           n/a
Without Sales Charge                  (20.47)        (32.08)      (6.69)       1.39          n/a          n/a           n/a

CLASS B**
With CDSC+                            (24.59)        (35.69)      (7.66)        n/a        (7.45)%        n/a           n/a
Without CDSC                          (20.62)        (32.36)      (7.36)        n/a        (7.31)         n/a           n/a

CLASS C**
With Sales Charge and CDSC            (22.21)        (33.62)        n/a         n/a          n/a       (22.31)%         n/a
Without Sales Charge and CDSC         (20.62)        (32.32)        n/a         n/a          n/a       (21.98)          n/a

CLASS D**
With 1% CDSC                          (21.48)        (32.94)        n/a         n/a          n/a          n/a           n/a
Without CDSC                          (20.69)        (32.32)      (7.36)        n/a          n/a          n/a         (2.06)%

LIPPER INTERNATIONAL
  FUNDS AVERAGE***                    (18.78)        (26.63)       1.76        6.29++       1.87(o)     (5.89)(ooo)    4.60(oo)

MSCI EAFE INDEX***                    (18.25)        (24.68)       0.85        5.89+++      0.36(o)     (7.61)(ooo)    3.44(oo)

NET ASSET VALUE

               OCTOBER 31, 2001     APRIL 30, 2001    OCTOBER 31, 2000           CAPITAL LOSS INFORMATION
              ------------------    --------------   ------------------          FOR THE YEAR ENDED OCTOBER 31, 2001
CLASS A             $9.91                $12.46            $14.59
CLASS B              9.24                 11.64             13.66                REALIZED                 $(2.999)
CLASS C              9.24                 11.64             13.65                UNREALIZED                (0.875)++++
CLASS D              9.24                 11.65             13.65

     Performance data quoted represent changes in prices and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results. An investment in the Fund is not insured by the Federal Deposit Insurance Corporation or any other government agency.

----------------
   *  Returns for periods of less than one year are not annualized.
  ** Return figures reflect any change in price per share and assume the investment of dividends and capital gain distributions. Returns for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class A shares also reflect the effect of the service fee of up to 0.25% under the Administration, Shareholder Services and Distribution Plan after September 21, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC, charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
 *** The Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) are unmanaged benchmarks that assume reinvestment of dividends. The Lipper International Funds Average excludes the effect of sales charges and the MSCI EAFE Index excludes the effect of fees and sales charges. The monthly performance of the Lipper International Funds Average is used in the Performance and Portfolio Overview. Investors cannot invest directly in an average or an index. See descriptions of benchmarks on page 64.
   + The CDSC is 5% for periods of one year or less, 2% for the five-year period, and 1% since inception.
  ++  From April 9, 1992.
 +++  From March 31, 1992.
 (o)  From April 30, 1996.
(oo)  From September 30, 1993.
(ooo) From May 31, 1999.
++++ Represents the per share amount of net unrealized depreciation of portfolio securities as of October 31, 2001.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

     This chart compares a $10,000 hypothetical investment made in Seligman International Growth Fund Class A shares, with and without the initial 4.75% maximum sales charge, and assumes that all distributions within the period are invested in additional shares, since the commencement of investment operations on April 7, 1992, through October 31, 2001, to a $10,000 hypothetical investment made in the Lipper International Funds Average and the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE Index) for the same period. It is important to keep in mind that indices and averages exclude the effect of fees and/or sales charges.

[Data below represents line chart in the printed piece.]

      INTERNATIONAL GROWTH FUND CLASS A
      ---------------------------------
            WITH             WITHOUT            LIPPER          MSCI
            SALES             SALES         INTERNATIONAL       EAFE
            CHARGE            CHARGE        FUNDS AVERAGE      AVERAGE
            -------           ------        -------------      --------
4/7/92       9524             10000            10000            10000
             9635             10117            10050            10475
             9444             9917             9963             10347
             9437             9908             9843             9871
             9662             10145            9995             10104
4/30/93      11270            11833            12266            11465
             11445            12017            12771            11830
             12718            13354            13571            13006
             14012            14712            14411            14497
4/30/94      13646            14329            14345            13911
             13971            14670            14613            14105
             14353            15071            14980            14442
             12724            13361            13809            12999
4/30/95      13530            14207            15189            13888
             14438            15160            15676            14769
             14175            14884            14970            14413
             15146            15903            16084            15366
4/30/96      15916            16712            16973            16182
             15173            15932            16277            15679
             15370            16138            16588            16140
             15845            16637            16442            16907
4/30/97      16278            17092            16873            17226
             18605            19535            19281            19642
             16881            17725            17403            17930
             17331            18197            18183            18373
4/30/98      20187            21196            20115            20908
             20785            21824            20387            21071
             17979            18878            19133            18739
             19721            20707            20859            20520
4/30/99      20299            21313            22086            21626
             20774            21813            22428            22402
             21747            22834            23603            23588
             23047            24200            24939            26957
4/30/00      18758            19696            25218            27085
             17705            18590            24507            26444
             15994            16793            22975            24427
             15281            16045            22900            24247
4/30/01      13668            14352            21168            22065
             12209            12820            19258            20117
10/31/01     10871            11414            17309            17922

     An investment in the Fund is subject to certain risks, including the possible loss of principal. There are specific risks associated with global investing, such as currency fluctuations, foreign taxation, differences in financial reporting practices, and rapid changes in political and economic conditions.

     As shown on page 36, the performances of Class B, Class C, and Class D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE INVESTMENT RESULTS.

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

TEN LARGEST PURCHASES                         TEN LARGEST SALES
------------------------------                ------------------------
BP (ADRs)* (UK)                               Nokia (Finland)
Banco Popular Espanol* (Spain)                Canon (ADRs)** (Japan)
Vivendi Universal (ADRs)* (France)            Empresa Brasileira de Aeronautica "Embraer" (ADRs)**
                                                (Brazil)
Banco Bilbao Vizcaya Argentaria* (Spain)      Taiwan Semiconductor Manufacturing** (Taiwan)
AXA* (France)                                 ASML Holding** (Netherlands)
Deutsche Bank* (Germany)                      Orange** (France)
Barclays* (United Kingdom)                    VoiceStream Wireless** (United States)
E.ON* (Germany)                               Telefonica (Spain)
Elan (ADRs)* (Ireland)                        Mediolanum** (Italy)
Aegon* (Netherlands)                          Pirelli** (Italy)

Largest portfolio changes from the previous period to the current period are based on the cost of purchases and proceeds from sales of securities, listed in descending order.

--------------
 * Position added during the period.
** Position eliminated during the period.

PERFORMANCE AND PORTFOLIO OVERVIEW
Seligman International Growth Fund

COUNTRY ALLOCATION
OCTOBER 31, 2001


                                                    MSCI
                                                    EAFE
                                        FUND       INDEX
                                        ----       -----
CONTINENTAL EUROPE ............        52.84%      50.63%
   Austria ....................           --        0.20
   Belgium ....................         0.86        1.00
   Denmark ....................           --        0.89
   Finland ....................         3.34        2.14
   France .....................        17.41       10.46
   Germany ....................         7.00        8.43
   Greece .....................           --        0.60
   Ireland ....................         2.65        0.59
   Italy ......................         2.09        6.19
   Netherlands ................         5.93        5.45
   Norway .....................         1.91        0.69
   Portugal ...................           --        0.46
   Spain ......................         6.93        3.11
   Sweden .....................           --        2.73
   Switzerland ................         4.72        7.69
JAPAN .........................        14.98       20.28
PACIFIC .......................         6.22        7.21
   Australia ..................         1.82        4.17
   Hong Kong ..................         3.31        2.00
   India ......................         0.64          --
   New Zealand ................           --        0.12
   Singapore ..................         0.45        0.92
UNITED KINGDOM ................        26.11       21.88
OTHER .........................         3.86          --
   Canada .....................         1.43          --
   Mexico .....................         0.95          --
   United States ..............         1.48          --
OTHER ASSETS LESS LIABILITIES..        (4.01)         --
                                       -----      ------
TOTAL .........................       100.00%     100.00%
                                      ======      ======

LARGEST INDUSTRIES
OCTOBER 31, 2001

[Data below represents bar chart in the printed piece]

 DRUGS AND                CONSUMER GOODS
HEALTH CARE    BANKING     AND SERVICES    RESOURCES    INSURANCE
-----------    -------     -------------   ---------    ---------
$5,836,867     $5,659,290   $4,448,958     $4,319,770   $2,986,660

REGIONAL ALLOCATION
OCTOBER 31, 2001

[Data below represents bar chart in the printed piece]

CONTI-                                                OTHER
NENTAL    UNITED                                   ASSETS LESS
EUROPE    KINGDOM    JAPAN     PACIFIC    OTHER    LIABILITIES
------    -------    -----     -------    -----    -----------
52.84%     26.11%    14.98%     6.22%     3.86%       -4.01%


-----------------------------------------------------
LARGEST PORTFOLIO HOLDINGS
OCTOBER 31, 2001

SECURITY                                 VALUE
--------                              ----------
GlaxoSmithKline (UK) ...........     $1,811,426
Diageo (UK) ....................      1,246,958
BP (ADRs) (UK) .................      1,198,832
Royal Bank of Scotland Group
   (ADRs) (UK) .................      1,175,490
Aventis (France) ...............        914,272
Banco Popular Espanol (Spain)...        910,868
Sanofi-Synthelabo (France) .....        909,209
Honda Motor (Japan) ............        859,766
Assicurazioni Generali (Italy)..        816,170
Tesco (UK) .....................        812,002
-----------------------------------------------------

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman International Growth Fund

                                            SHARES            VALUE
                                          ----------       ----------
COMMON STOCKS 101.19%
AUSTRALIA  1.82%
BHP Billiton (Resources)                     48,000        $  215,563
Westpac Banking (Banking)                    66,500           494,954
                                                           ----------
                                                              710,517
                                                           ----------
BELGIUM 0.86%
Omega Pharma (Drugs
   and Health Care)                           8,000           334,955
                                                           ----------
CANADA 1.43%
Barrick Gold (Resources)                     23,100           360,129
Weston (George) (Consumer
   Goods and Services)                        3,200           197,631
                                                           ----------
                                                              557,760
                                                           ----------
FINLAND 3.34%
Nokia (Telecommunications)                   33,600           702,046
UPM-Kymmene* (Manufacturing)                 18,500           600,697
                                                           ----------
                                                            1,302,743
                                                           ----------
FRANCE 17.41%
Aventis (Drugs and Health Care)              12,434           914,272
AXA (Insurance)                              25,900           566,087
Carrefour (Consumer
   Goods and Services)                        9,500           485,770
Castorama Dubois Investissement
   (Consumer Goods and Services)              8,900           423,470
France Telecom (ADRs)
   (Telecommunications)                      12,500           468,625
Groupe Danone (Consumer
   Goods and Services)                        3,083           356,331
LVMH Moet Hennessy
   Louis Vuitton
   (Consumers Products)                      11,200           394,592
PSA Peugeot Citroen
   (Automotive and Related)                  11,250           456,864
Sanofi-Synthelabo
   (Drugs and Health Care)                   13,800           909,209
TotalFinaElf (Resources)                      4,900           687,539
TotalFinaElf (ADRs) (Resources)               4,900           341,726
Vivendi Universal (ADRs)
   (Media)                                   16,700           778,721
                                                           ----------
                                                            6,783,206
                                                           ----------
GERMANY 7.00%
Allianz (Insurance)                           3,400           800,618
Deutsche Bank* (Banking)                      9,200           511,308
Deutsche Telekom
   (Telecommunications)                      18,400           284,492
E.ON (Utilities)                             12,700           661,392
SAP (Computer Software)                       4,550           470,637
                                                           ----------
                                                            2,728,447
                                                           ----------
HONG KONG 3.31%
CNOOC (Resources)                           334,000           327,577
CNOOC (ADRs) (Resources)                     19,300           378,859
Hutchison Whampoa
   (Diversified)                             72,000           581,539
                                                           ----------
                                                            1,287,975
                                                           ----------
INDIA 0.64%
Dr. Reddy's Laboratories
   (ADRs) (Drugs and Health Care)            10,000           249,000
                                                           ----------
IRELAND 2.65%
Bank of Ireland (Banking)                    74,059           661,461
Elan (ADRs)* (Drugs
   and Health Care)                           8,100           369,765
                                                           ----------
                                                            1,031,226
                                                           ----------
ITALY 2.09%
Assicurazioni Generali
   (Insurance)                               29,800           816,170
                                                           ----------

JAPAN  14.98%
Benesse (Schools)                            16,900           521,294
Bridgestone (Automotive
   and Related)                              44,000           414,346
Chugai Pharmaceutical
   (Drugs and Health Care)                   13,000           189,783
Citizen Watch
   (Consumers Products)                      41,000           215,798
Dai Nippon Printing
   (Printing and Publishing)                 20,000           212,820
Drake Beam Morin-Japan
   (Consulting Services)                      2,600           248,235
Honda Motor
   (Automotive and Related)                  24,000           859,766
Japan Telecom
   (Telecommunications)                          39           121,890
Keyence (Electronics)                         1,400           213,065
NEC (Electronics)                            17,000           153,984
Nintendo
   (Consumers Products)                       2,800           431,384
Nippon System Development
   (Computer Software)                        4,700           241,242
Nomura Securities
   (Financial Services)                      29,100           382,317
NTT DoCoMo
   (Telecommunications)                          28           379,289
Promise (Financial Services)                  7,000           452,405
Takeda Chemical Industries
   (Drugs and Health Care)                    5,000           241,952
Takefuji (Financial Services)                 2,600           215,562
Toyota Motor
   (Automotive and Related)                  14,000           339,304
                                                           ----------
                                                            5,834,436
                                                           ----------
MEXICO 0.95%
America Movil (Class L ADRs)*
   (Networking/Communications
   Infrastructure)                           24,600           369,000
                                                           ----------
NETHERLANDS 5.93%
Aegon (Insurance)                            24,292           609,599
Elsevier  (Media)                            37,700           437,768
ING Groep (Insurance)                         7,794           194,186
Koninklijke (Royal) Philips
   Electronics (Electronics)                  9,543           216,646
Royal Dutch Petroleum (NY Shares)
   (Resources)                                7,800           393,978

-----------------
See footnotes on page 40.

PORTFOLIO OF INVESTMENTS
OCTOBER 31, 2001
Seligman International Growth Fund

                                     SHARES          VALUE
                                   ----------     -----------
NETHERLANDS (continued)
Unilever (NY Shares)
   (Consumer Goods and Services)       8,800      $   457,424
                                                  -----------
                                                    2,309,601
                                                  -----------
NORWAY  1.91%
Tandberg* (Media)                     41,500          743,761
                                                  -----------
SINGAPORE  0.45%
Venture Manufacturing
   (Manufacturing)                    33,000          174,680
                                                  -----------
SPAIN  6.93%
Banco Bilbao Vizcaya Argentaria
   (Banking)                          59,000          659,629
Banco Popular Espanol
   (Banking)                          27,150          910,868
Sogecalbe* (Media)                    16,000          359,780
Telefonica* (Telecommunications)      26,699          320,352
Union Fenosa (Diversified)            30,300          449,952
                                                  -----------
                                                    2,700,581
                                                  -----------
SWITZERLAND  4.72%
Credit Suisse Group
   (Banking)                          12,800          467,290
Novartis (Medical Products and
   Technology)                        12,100          452,464
Serono (Drugs and Health Care)           440          347,361
UBS (Financial Services)              12,290          570,798
                                                  -----------
                                                    1,837,913
                                                  -----------
UNITED KINGDOM  24.77%
AstraZeneca (ADRs)
   (Drugs and Health Care)            10,400          469,144
BAA (Transportation)                  47,159          376,451
Barclays (Banking)                    23,400          703,659
BHP Billiton (Resources)               97,800         415,567
BP (ADRs) (Resources)                 24,800        1,198,832
British American Tobacco (ADRs)
   (Consumer Goods and Services)      27,100          469,372
Centrica (Utilities)                  68,525          218,007
Diageo (Consumer Goods
   and Services)                     125,036        1,246,958
GlaxoSmithKline
   (Drugs and Health Care)            67,402        1,811,426
Royal Bank of Scotland Group
   (Banking)                          56,300           74,631
Royal Bank of Scotland Group
   (ADRs) (Banking)                   49,190        1,175,490
Tesco (Consumer Goods
   and Services)                     230,499          812,002
Vodafone Group
   (Telecommunications)              294,100          679,311
                                                  -----------
                                                    9,650,850
                                                  -----------

                                    PRINCIPAL
                                      AMOUNT         VALUE
                                    ----------    ------------
TOTAL COMMON STOCKS
   (Cost $43,022,572)                             $39,422,821
                                                  -----------
CONVERTIBLE CORPORATE
   BONDS  2.82%
UNITED KINGDOM  1.34%
British Aerospace 3.75%,
   7/21/06 (Aerospace)        (pound)280,000         521,665
                                                  -----------
UNITED STATES  1.48%
MBL International Finance
   3%, 11/30/02
   (Financial Services)             $570,000          574,988
                                                  -----------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $1,048,601)                                 1,096,653
                                                  -----------
TOTAL INVESTMENTS  104.01%
  (Cost $44,071,173)                               40,519,474
OTHER ASSETS LESS LIABILITIES  (4.01)%             (1,560,946)
                                                  -----------
TOTAL NET ASSETS  100.00%                         $38,958,528
                                                  ===========
---------------
* Non-income producing security.
See Notes to Financial Statement.

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 2001

                                                                                      GLOBAL
                                                         EMERGING        GLOBAL       SMALLER          GLOBAL
                                                          MARKETS        GROWTH      COMPANIES       TECHNOLOGY     INTERNATIONAL
                                                           FUND           FUND          FUND             FUND         GROWTH FUND
                                                        -----------    ------------  ------------  ---------------    -----------
ASSETS:
Investments, at value (see portfolios of investments):
  Common and Preferred Stocks ........................  $32,091,173    $132,675,262  $238,242,793  $   713,049,648    $39,422,821
  Convertible Bonds ..................................           --       1,238,802            --               --      1,096,653
                                                        -----------    ------------  ------------  ---------------    -----------
                                                         32,091,173     133,914,064   238,242,793      713,049,648     40,519,474
Cash denominated in U.S. dollars .....................    2,602,711       2,775,982    23,902,295       71,483,263      1,537,301
Cash denominated in foreign currencies ...............      633,075         468,265       490,694       16,788,076      1,471,887
Receivable for Capital Stock sold ....................      411,983          51,647     1,949,409          968,221        118,910
Receivable for dividends and interest ................       37,470         221,618     1,283,970          215,726        147,879
Expenses prepaid to shareholder service agent ........       34,673          48,940        93,130          272,942         33,284
Receivable for securities sold .......................       30,899       1,262,217     3,716,808       18,855,833        294,145
Unrealized appreciation on forward
  currency contracts .................................           --           1,546            83            6,220            360
Other ................................................          618              --         7,993           17,344            723
                                                        -----------    ------------  ------------  ---------------    -----------
TOTAL ASSETS .........................................   35,842,602     138,744,279   269,687,175      821,657,273     44,123,963
                                                        -----------    ------------  ------------  ---------------    -----------
LIABILITIES:
Payable for securities purchased .....................    1,130,874       2,129,435     5,464,059        3,946,806      2,804,638
Payable for Capital Stock repurchased ................      438,374       2,625,705     7,756,444        2,755,899      2,205,253
Payable to Manager ...................................       34,662         118,345       220,434          686,996         36,621
Unrealized depreciation on forward
  currency contracts .................................           22              --        28,954           18,164             --
Accrued expenses and other ...........................      115,961         238,838       528,772        1,106,338        118,923
                                                        -----------    ------------  ------------   --------------    -----------
TOTAL LIABILITIES ....................................    1,719,893       5,112,323    13,998,663        8,514,203      5,165,435
                                                        -----------    ------------  ------------   --------------    -----------
NET ASSETS ...........................................  $34,122,709    $133,631,956  $255,688,512   $  813,143,070    $38,958,528
                                                        ===========    ============  ============   ==============    ===========
COMPOSITION OF NET ASSETS:
Capital Stock, at par:
  Class A ............................................  $     5,110    $      9,266  $      9,952   $       41,560    $     2,179
  Class B ............................................        1,755           3,781         7,241           12,064            643
  Class C ............................................          225           1,084           157            4,406            241
  Class D ............................................        1,336           5,684         6,649           16,736            996
Additional paid-in capital ...........................   66,468,302     182,071,041   300,836,853    1,376,662,355     62,850,829
Accumulated net investment loss ......................       (3,045)         (4,912)      (13,251)         (12,185)       (12,078)
Accumulated net realized loss on investments .........  (24,574,105)    (39,077,082)  (17,036,854)    (392,856,643)   (20,312,670)
Net unrealized depreciation of investments ...........   (7,064,549)     (9,765,732)  (19,176,417)    (169,100,585)    (3,722,784)
Net unrealized appreciation (depreciation) on
  translation of assets and liabilities denominated in
  foreign currencies and forward exchange contracts ..     (712,320)        388,826    (8,945,818)      (1,624,638)       151,172
                                                        -----------    ------------  ------------   --------------    -----------
NET ASSETS ...........................................  $34,122,709    $133,631,956  $255,688,512   $  813,143,070    $38,958,528
                                                        ===========    ============  ============   ==============    ===========
NET ASSETS:
  CLASS A ............................................  $21,013,867    $ 64,366,016  $110,745,106   $  469,075,324    $21,588,277
  CLASS B ............................................  $ 6,937,655    $ 24,819,090  $ 74,676,929   $  125,085,181    $ 5,942,813
  CLASS C ............................................  $   889,270    $  7,119,611  $  1,625,276   $   45,696,695    $ 2,224,673
  CLASS D ............................................  $ 5,281,917    $ 37,327,239  $ 68,641,201   $  173,285,870    $ 9,202,765
SHARES OF CAPITAL STOCK OUTSTANDING:
  CLASS A ............................................    5,109,859       9,265,658     9,951,491       41,560,656      2,178,988
  CLASS B ............................................    1,755,061       3,781,136     7,241,382       12,063,796        643,099
  CLASS C ............................................      224,849       1,084,232       157,412        4,405,900        240,891
  CLASS D ............................................    1,336,092       5,683,736     6,649,175       16,735,853        995,909
NET ASSET VALUE PER SHARE:
  CLASS A ............................................        $4.11           $6.95        $11.13           $11.29          $9.91
  CLASS B ............................................        $3.95           $6.56        $10.31           $10.37          $9.24
  CLASS C ............................................        $3.95           $6.57        $10.32           $10.37          $9.24
  CLASS D ............................................        $3.95           $6.57        $10.32           $10.35          $9.24

------------
See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 2001


                                                                                       GLOBAL
                                                     EMERGING         GLOBAL           SMALLER          GLOBAL
                                                      MARKETS         GROWTH          COMPANIES       TECHNOLOGY     INTERNATIONAL
                                                       FUND            FUND             FUND             FUND         GROWTH FUND
                                                   ------------     ------------    -------------    -------------   --------------
INVESTMENT INCOME:
Dividends .....................................    $    610,733     $  1,919,360    $   2,177,121    $   2,123,384     $    684,866
Interest ......................................         111,877          366,690          822,884        2,520,754           97,404
Other .........................................              --               --               --               --          518,303
                                                   ------------     ------------    -------------    -------------     ------------
TOTAL INVESTMENT INCOME* ......................         722,610        2,286,050        3,000,005        4,644,138        1,300,573
                                                   ------------     ------------    -------------    -------------     ------------
EXPENSES:
Management fees ...............................         509,795        1,982,805        3,500,955       12,303,801          530,337
Shareholder account services ..................         355,238          614,951        1,206,610        3,474,231          329,066
Distribution and service fees .................         226,363        1,267,910        2,366,554        6,951,466          309,949
Custody and related services ..................         121,207          142,263          299,289          739,197           62,230
Shareholder reports and communications ........          77,964          120,302          254,016          541,646           76,154
Registration fees .............................          68,821           94,425           96,587          177,749           86,345
Audit and legal fees ..........................          33,615           82,042           77,473          188,119           36,473
Directors' fees and expenses ..................           4,734            7,934           10,253           27,523            3,036
Miscellaneous .................................           7,421           15,474            9,740           27,535            8,146
                                                   ------------     ------------    -------------    -------------     ------------
TOTAL EXPENSES ................................       1,405,158        4,328,106        7,821,477       24,431,267        1,441,736
                                                   ------------     ------------    -------------    -------------     ------------
NET INVESTMENT LOSS ...........................        (682,548)      (2,042,056)      (4,821,472)     (19,787,129)        (141,163)
                                                   ------------     ------------    -------------    -------------     ------------
NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS:
Net realized loss on investments ..............     (11,207,345)     (35,412,377)      (2,628,951)    (379,087,196)     (10,385,758)
Net realized loss from foreign currency
  transactions ................................      (2,733,121)      (3,985,975)     (13,688,109)     (11,903,442)      (2,156,513)
Net change in unrealized appreciation/
  depreciation of investments .................       1,715,907      (55,500,000)    (111,501,212)    (347,580,125)      (8,151,124)
Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies and
  forward currency contracts ..................         737,885        5,597,108       10,598,362       16,328,396        2,743,172
                                                   ------------     ------------    -------------    -------------     ------------
NET LOSS ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS ...............     (11,486,674)     (89,301,244)    (117,219,910)    (722,242,367)     (17,950,223)
                                                   ------------     ------------    -------------    -------------     ------------
DECREASE IN NET ASSETS
  FROM OPERATIONS .............................    $(12,169,222)    $(91,343,300)   $(122,041,382)   $(742,029,496)    $(18,091,386)
                                                   ============     ============    =============    =============     ============

------------
* Net of foreign taxes withheld as follows:             $67,071         $174,638         $384,927         $560,771         $88,444
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                               EMERGING MARKETS FUND                GLOBAL GROWTH FUND
                                                           ------------------------------     -------------------------------
                                                               YEAR ENDED OCTOBER 31,             YEAR ENDED OCTOBER 31,
                                                           ------------------------------     -------------------------------
                                                               2001             2000              2001              2000
                                                           ------------     -------------     -------------     -------------
OPERATIONS:
Net investment loss ...................................... $   (682,548)    $  (1,003,329)    $  (2,042,056)    $  (3,233,280)
Net realized gain (loss) on investments ..................  (11,207,345)        9,918,571       (35,412,377)       75,113,077
Net realized loss from foreign currency transactions .....   (2,733,121)       (1,405,715)       (3,985,975)      (10,070,804)
Net change in unrealized appreciation/depreciation
  of investments .........................................    1,715,907       (14,947,082)      (55,500,000)      (24,336,382)
Net change in unrealized depreciation on translation
  of assets and liabilities denominated in foreign
  currencies and forward currency contracts ..............      737,885          (841,771)        5,597,108        (3,910,386)
                                                           ------------     -------------     -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ........  (12,169,222)       (8,279,326)      (91,343,300)       33,560,225
                                                           ------------     -------------     -------------     -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ................................................           --                --       (23,368,469)      (10,804,412)
  Class B ................................................           --                --        (9,396,993)       (3,358,989)
  Class C ................................................           --                --        (2,237,001)         (132,596)
  Class D ................................................           --                --       (17,666,570)       (7,271,531)
                                                           ------------     -------------     -------------     -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ................           --                --       (52,669,033)      (21,567,528)
                                                           ------------     -------------     -------------     -------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ........................   14,906,623        25,771,051        72,863,354        69,553,500
Exchanged from associated Funds ..........................   25,720,636        69,865,763       448,188,471       304,971,452
Value of shares issued in payment of gain distributions ..           --                --        47,663,585        16,402,160
                                                           ------------     -------------     -------------     -------------
Total ....................................................   40,627,259        95,636,814       568,715,410       390,927,112
                                                           ------------     -------------     -------------     -------------
Cost of shares repurchased ...............................  (17,526,894)      (25,768,760)     (112,253,548)      (48,563,245)
Exchanged into associated Funds ..........................  (23,779,584)      (74,730,191)     (474,517,979)     (293,607,861)
                                                           ------------     -------------     -------------     -------------
Total ....................................................  (41,306,478)      100,498,951)     (586,771,527)     (342,171,106)
                                                           ------------     -------------     -------------     -------------
INCREASE (DECREASE) IN NETS ASSETS FROM
  CAPITAL SHARE TRANSACTIONS .............................     (679,219)       (4,862,137)      (18,056,117)       48,756,006
                                                           ------------     -------------     -------------     -------------
INCREASE (DECREASE) IN NET ASSETS ........................  (12,848,441)      (13,141,463)     (162,068,450)       60,748,703
NET ASSETS:
Beginning of year ........................................   46,971,150        60,112,613       295,700,406       234,951,703
                                                           ------------     -------------     -------------     -------------
END OF YEAR* ............................................. $ 34,122,709     $  46,971,150     $ 133,631,956     $ 295,700,406
                                                           ============     =============     =============     =============
------------
* Net of accumulated net investment loss as follows:             $3,045          $557,343            $4,912            $5,398

GLOBAL SMALLER COMPANIES FUND
-----------------------------
       YEAR ENDED OCTOBER 31,
------------------------------
     2001             2000
------------     ------------
$  (4,821,472)   $  (7,017,989)
   (2,628,951)      76,069,133

  (13,688,109)      (1,605,130)
 (111,501,212)      18,112,703


   10,598,362      (22,804,456)
 ------------     ------------
 (122,041,382)      62,754,261
 ------------     ------------

  (15,710,183)              --
  (12,300,371)              --
     (207,779)              --
  (11,949,478)              --
 ------------     ------------
  (40,167,811)              --
 ------------     ------------

  114,451,272       71,769,340
  702,639,450      462,524,882

   35,915,475               --
-------------    -------------
  853,006,197      534,294,222
 ------------     ------------
 (180,975,685)    (157,322,395)
 (748,853,980)    (476,661,371)
 ------------     ------------
 (929,829,665)    (633,983,766)
 ------------     ------------

  (76,823,468)     (99,689,544)
 ------------     ------------
 (239,032,661)     (36,935,283)

  494,721,173      531,656,456
 ------------     ------------
 $255,688,512     $494,721,173
 ============     ============

      $13,251         $203,935

See Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

                                                                    GLOBAL TECHNOLOGY                        INTERNATIONAL
                                                                           FUND                               GROWTH FUND
                                                                   YEAR ENDED OCTOBER 31,                YEAR ENDED OCTOBER 31,
                                                             ----------------------------------      ------------------------------
                                                                     2001                2000             2001             2000
                                                             --------------      --------------      ------------      ------------
OPERATIONS:
Net investment loss ....................................     $  (19,787,129)     $  (29,901,940)     $   (141,163)     $ (1,290,067)
Net realized gain (loss) on investments ................       (379,087,196)        457,660,856       (10,385,758)         (548,537)
Net realized loss from foreign currency
  transactions .........................................        (11,903,442)        (26,926,491)       (2,156,513)       (7,529,794)
Net change in unrealized appreciation/depreciation
  of investments .......................................       (347,580,125)       (218,481,287)       (8,151,124)      (10,527,222)
Net change in unrealized depreciation
  on translation of assets and liabilities
  denominated in foreign currencies and
  forward currency contracts ...........................         16,328,396         (21,397,373)        2,743,172        (2,737,377)
                                                             --------------      --------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS ......       (742,029,496)        160,953,765       (18,091,386)      (22,632,997)
                                                             --------------      --------------      ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
  Class A ..............................................       (188,432,452)        (83,189,913)               --        (3,602,486)
  Class B ..............................................        (51,583,545)        (13,553,097)               --          (977,132)
  Class C ..............................................        (19,064,636)         (1,048,141)               --          (155,145)
  Class D ..............................................        (76,140,929)        (33,337,216)               --        (2,948,859)
                                                             --------------      --------------      ------------      ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ..............       (335,221,562)       (131,128,367)               --        (7,683,622)
                                                             --------------      --------------      ------------      ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ......................        128,102,716         562,270,294        53,331,724        46,698,420
Exchanged from associated Funds ........................        537,803,798         616,613,278       336,641,811       295,416,007
Value of shares issued in payment of
  gain distributions ...................................        310,965,804         120,715,457                --         6,785,888
                                                             --------------      --------------      ------------      ------------
Total ..................................................        976,872,318       1,299,599,029       389,973,535       348,900,315
                                                             --------------      --------------      ------------      ------------
Cost of shares repurchased .............................       (283,156,811)       (235,600,253)      (52,126,737)      (39,805,293)
Exchanged into associated Funds ........................       (582,617,940)       (535,369,381)     (357,227,774)     (295,633,384)
                                                             --------------      --------------      ------------      ------------
Total ..................................................       (865,774,751)       (770,969,634)     (409,354,511)     (335,438,677)
                                                             --------------      --------------      ------------      ------------
INCREASE (DECREASE) IN NETS ASSETS FROM
  CAPITAL SHARE TRANSACTIONS ...........................        111,097,567         528,629,395       (19,380,976)       13,461,638
                                                             --------------      --------------      ------------      ------------
INCREASE (DECREASE) IN NET ASSETS ......................       (966,153,491)        558,454,793       (37,472,362)      (16,854,981)
NET ASSETS:
Beginning of year ......................................      1,779,296,561       1,220,841,768        76,430,890        93,285,871
                                                             --------------      --------------      ------------      ------------
END OF YEAR* ...........................................     $  813,143,070      $1,779,296,561      $ 38,958,528      $ 76,430,890
                                                             ==============      ==============      ============      ============
-----------
* Net of accumulated net investment loss as follows:                $12,185             $13,184           $12,078           $92,882

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS


1. MULTIPLE CLASSES OF SHARES -- Seligman Global Fund Series, Inc. (the "Series") consists of five separate Funds: Seligman Emerging Markets Fund (the "Emerging Markets Fund"), Seligman Global Growth Fund (the "Global Growth Fund"), Seligman Global Smaller Companies Fund (the "Global Smaller Companies Fund"), Seligman Global Technology Fund (the "Global Technology Fund"), and Seligman International Growth Fund (the "International Growth Fund"). Each Fund of the Series offers four classes of shares.

     Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75%, and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares for each Fund represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Series:

a. SECURITY VALUATION -- Securities traded on an exchange are valued at the last sales price on the primary exchange or market on which they are traded. United Kingdom securities and securities for which there are no recent sales transactions are valued based on quotations provided by primary market makers in such securities. Other securities not listed on an exchange or security market, or securities for which there is no last sales price, are valued at the mean of the most recent bid and asked prices. Any securities for which recent market quotations are not readily available are valued at fair value determined in accordance with procedures approved by the Board of Directors. Short-term holdings which mature in more than 60 days are valued at current market quotations. Short-term holdings maturing in 60 days or less are valued at amortized cost.
b. FOREIGN SECURITIES -- Investments in foreign securities will primarily be traded in foreign currencies, and each Fund may temporarily hold funds in foreign currencies. The books and records of the Series are maintained in US dollars. Foreign currency amounts are translated into US dollars on the following basis:

          (i) market value of investment securities, other assets, and liabilities, at the daily rate of exchange as reported by a pricing service;

          (ii) purchases and sales of investment securities, income, and expenses, at the rate of exchange prevailing on the respective dates of such transactions.

     The Series' net asset values per share will be affected by changes in currency exchange rates. Changes in foreign currency exchange rates may also affect the value of dividends and interest earned, gains and losses realized on sales of securities, and net investment income and gains, if any, which are to be distributed to shareholders of the Series. The rate of exchange between the US dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets.

     Net realized foreign exchange gains and losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and from the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Series' books, and the US dollar equivalents of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of portfolio securities and other foreign currency denominated assets and liabilities at period end, resulting from changes in exchange rates. The value of cash held in foreign currencies at October 31, 2001, was substantially the same as its cost.

     The Series separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Series separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. FORWARD CURRENCY CONTRACTS-- The Series may enter into forward currency contracts in order to hedge its

NOTES TO FINANCIAL STATEMENTS

     exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, or other amounts receivable or payable in foreign currency. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts. The contracts are valued daily at current or forward exchange rates and any unrealized gain or loss is included in net unrealized appreciation or depreciation on translation of assets and liabilities denominated in foreign currencies and forward currency contracts. The gain or loss, if any, arising from the difference between the settlement value of the forward contract and the closing of such contract, is included in net realized gain or loss from foreign currency transactions.

d. TAXES -- There is no provision for federal income tax. Each Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized, if any, annually. Withholding taxes on foreign dividends and interest have been provided for in accordance with the Series' understanding of the applicable country's tax rules and rates.

e. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex- dividend dates, except that certain dividends from foreign securities where the ex-dividend dates may have passed are recorded as soon as the Fund is informed of the dividends. Interest income is recorded on an accrual basis.

          For the year ended October 31, 2001, the Series' record-keeping agent agreed to reimburse the International Growth Fund for an error in the recognition of dividend income. The reimbursement was recorded as other income.

f. MULTIPLE CLASS ALLOCATIONS -- Each Fund's income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares of that Fund based upon the relative value of the shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class. For the year ended October 31, 2001, distribution and service fees were the only class-specific expenses.

g. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences primarily are caused by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of any Fund of the Series.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding short-term investments, for the year ended October 31, 2001, were as follows:

       FUND                                    PURCHASES              SALES
-------------------------                   --------------        --------------
Emerging Markets Fund                       $   50,977,526        $   51,756,406
Global Growth Fund                             367,817,492           425,495,931
Global Smaller
   Companies Fund                              291,306,500           367,589,198
Global Technology Fund                       1,505,792,063         1,619,824,482
International Growth Fund                      139,537,068           145,879,318

     At October 31, 2001, each Fund's cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency trans-lations, were as follows:


                                                 TOTAL                 TOTAL
                                              UNREALIZED            UNREALIZED
       FUND                                  APPRECIATION          DEPRECIATION
-------------------------                   --------------        --------------
Emerging Markets Fund                       $    2,128,528        $    9,906,065
Global Growth Fund                               6,652,576            16,013,981
Global Smaller
   Companies Fund                               28,022,527            56,023,855
Global Technology Fund                          28,966,173           199,714,890
International Growth Fund                          831,822             4,383,522

4. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Series and provides or arranges for the necessary personnel and facilities. The Manager receives a fee, calculated daily and payable monthly, equal to a percentage of each Fund's average daily net assets. The annual management fee rate with respect to the Emerging Markets Fund is equal to 1.25% of the first $1 billion of the Fund's average daily net assets, 1.15% of the next $1 billion of the Fund's average daily net assets, and 1.05% of the Fund's average daily net assets in excess of $2 billion. The annual management fee rate with respect to the Global Technology Fund is equal to 1.00% of the first $2 billion of the Fund's average daily net assets, 0.95% of the next $2 billion of the Fund's average daily net assets, and 0.90% of the Fund's

NOTES TO FINANCIAL STATEMENTS

average daily net assets in excess of $4 billion. The annual management fee rate with respect to each other Fund is equal to 1.00% of the first $1 billion of the Fund's average daily net assets, 0.95% of the next $1 billion of the Fund's average daily net assets, and 0.90% of the Fund's daily net assets in excess of $2 billion. The management fees reflected in the Statements of Operations represent 1.25% per annum of the average daily net assets of the Emerging Markets Fund, and 1.00% per annum of the average daily net assets of each of the other Funds of the Series.

   Henderson Investment Management Limited (the "Subadviser") is the subadviser to the Global Smaller Companies Fund and is responsible for furnishing investment advice, research, and assistance with respect to the Fund's international investments. Under the subadvisory agreement, the Manager pays the Subadviser a subadvisory fee at a rate equal to 0.50% per annum of the average monthly assets under the Subadviser's supervision. The Subadviser is a wholly-owned subsidiary of Henderson plc, which is an indirect subsidiary of AMP Limited, an Australian life insurance and financial services company.

   Prior to April 1, 2000, the Subadviser also served as subadviser with respect to the international investments for the other Funds of the Series. On that date, the Manager assumed full responsibility for the international investments of those Funds.

   Compensation of all officers of the Series, all directors of the Series who are employees of the Manager, and all personnel of the Series and the Manager is paid by the Manager or by Henderson plc.

   Seligman Advisors, Inc. (the "Distributor"), agent for the distribution of each Fund's shares and an affiliate of the Manager, received the following concessions for sales of Class A shares after commissions were paid to dealers for sales of Class A and Class C shares:

                                                  DISTRIBUTOR        DEALER
       FUND                                       CONCESSIONS      COMMISSIONS
--------------------------                      ---------------  ---------------

Emerging Markets Fund                               $ 1,454          $22,336
Global Growth Fund                                   18,171          161,291
Global Smaller
   Companies Fund                                    26,027          179,570
Global Technology Fund                               78,190          731,609
International Growth Fund                             2,179           23,750


     Each Fund of the Series has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quar- terly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Series pursuant to the Plan. For the year ended October 31, 2001, fees incurred by the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund, aggregated $61,383, $231,301, $370,259, $1,734,964, and $68,972, respectively, or 0.25%, 0.25%, 0.25%, 0.25%, and 0.24%, respectively, per annum of the average daily net assets of each Fund's Class A shares.

     Under the Plan, with respect to Class B, Class C, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Series to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Series to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended October 31, 2001, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, were as follows:

       FUND                             CLASS B        CLASS C         CLASS D
-----------------------               ----------       --------       ----------
Emerging Markets Fund                 $   91,067       $  9,377       $   64,536
Global Growth Fund                       345,590         95,053          595,966
Global Smaller
   Companies Fund                      1,016,878         18,788          960,629
Global Technology Fund                 1,865,330        690,722        2,660,450
International
   Growth Fund                            80,248         29,577          131,152

NOTES TO FINANCIAL STATEMENTS


     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class Cshares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the year ended October 31, 2001, such charges were as follows:

       FUND                               AMOUNT
-----------------------                -------------

Emerging Markets Fund                    $ 11,179
Global Growth Fund                         38,935
Global Smaller Companies Fund              46,029
Global Technology Fund                    168,731
International Growth Fund                  11,581

     The Distributor has sold to the Purchaser its rights to collect any CDSC imposed on redemptions of Class B shares. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregates of such payments retained by the Distributor for the year ended October 31, 2001, were as follows:

       FUND                              AMOUNT
---------------------------           -------------

Emerging Markets Fund                    $ 1,311
Global Growth Fund                         3,783
Global Smaller Companies Fund              3,777
Global Technology Fund                    19,177
International Growth Fund                  1,605

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Series, as well as distribution and service fees pursuant to the Plan. For the year ended October 31, 2001, Seligman Services, Inc. received commissions from the sale of shares of each Fund and distribution and service fees, pursuant to the Plan, as follows:

                                                                  DISTRIBUTION
       FUND                                      COMMISSIONS    AND SERVICE FEES
---------------------------                      -----------    ----------------

Emerging Markets Fund                             $    450         $  4,171
Global Growth Fund                                  24,293           11,247
Global Smaller
   Companies Fund                                    1,110           25,263
Global Technology Fund                              13,423          131,009
International Growth Fund                              248           10,376

     Seligman Data Corp., which is owned by certain associated investment companies, charged at cost for shareholder account services the following amounts:

       FUND                              AMOUNT
---------------------------           -------------

Emerging Markets Fund                  $  355,238
Global Growth Fund                        614,951
Global Smaller Companies Fund           1,206,610
Global Technology Fund                  3,474,231
International Growth Fund                 329,066

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Series has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of selected Funds of the Series or other funds in the Seligman Group of Investment Companies. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid. The cost of such fees and earnings/loss accrued thereon is included in directors' fees and expenses, and the accumulated balances thereof at October 31, 2001, are included in other liabilities, as follows:

       FUND                               AMOUNT
-----------------------                 -----------

Emerging Markets Fund                     $ 3,045
Global Growth Fund                          4,912
Global Smaller Companies Fund              13,251
Global Technology Fund                     12,185
International Growth Fund                  12,078

5. COMMITTED LINE OF CREDIT -- The Series is a participant in a joint $825 million committed line of credit that is shared by substantially all open-end funds in the Seligman Group of Investment Companies. Each Fund's borrowings are limited to 5% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. Each Fund incurs a commitment fee of 0.10% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires in June 2002, but is renewable annually with the consent of the participating banks. For the year ended October 31, 2001, the Series did not borrow from the credit facility.

6. CAPITAL LOSS CARRYFORWARD -- At October 31, 2001, the Emerging Markets Fund, Global Growth Fund, Global Smaller Companies Fund, Global Technology Fund and International Growth Fund had net capital loss carryforwards for federal income tax purposes of $23,717,110, $38,226,326, $13,238,595, $386,939,338, and
$20,084,083, respectively, which are available for offset against future taxable net capital gains, expiring in various amounts through 2009. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards.

NOTES TO FINANCIAL STATEMENTS


7. OUTSTANDING FORWARD EXCHANGE CURRENCY CONTRACTS -- At October 31, 2001, the Funds had outstanding forward exchange currency contracts to purchase or sell foreign currencies as follows:

                                                                                                               UNREALIZED
                                              FOREIGN          IN EXCHANGE     SETTLEMENT                     APPRECIATION
CONTRACT                                     CURRENCY           FOR US $          DATE        VALUE US $     (DEPRECIATION)
------------                               ------------      ---------------  -------------  ------------   -----------------
EMERGING MARKETS FUND
Purchases:
Polish zlotty                                   16,338             3,998         11/5/01          3,996          $      (2)
Polish zlotty                                  672,931           164,591         11/6/01        164,571                (20)
                                                                                                                ----------
                                                                                                                 $     (22)
                                                                                                                ==========
GLOBAL GROWTH FUND
Sales:
Swiss francs                                 2,064,103         1,263,762         11/2/01      1,262,216          $   1,546
                                                                                                                ==========
GLOBAL SMALLER COMPANIES FUND
Purchases:
Euros                                        3,500,000         3,173,100         11/1/01      3,148,074          $ (25,026)
Euros                                        3,382,532         3,046,308         11/1/01      3,042,417             (3,891)
Japanese yen                                 1,325,437            10,829         11/2/01         10,816                (13)
                                                                                                                ----------
                                                                                                                 $ (28,930)
                                                                                                                ==========
Sales:
Hong Kong dollars                            2,908,521           372,863         11/2/01        372,887          $     (24)
Japanese yen                                 1,500,000            12,323         11/2/01         12,240                 83
                                                                                                                ----------
                                                                                                                 $      59
                                                                                                                ==========
GLOBAL TECHNOLOGY FUND
Purchases:
Euros                                        3,526,648         3,190,206         11/2/01      3,172,042          $ (18,164)
                                                                                                                ==========
Sales:
Euros                                        1,028,059           930,907         11/1/01        924,687          $   6,220
                                                                                                                ==========
INTERNATIONAL GROWTH FUND
Sales:
Swiss francs                                   481,015           294,505         11/2/01        294,145          $     360
                                                                                                                ==========

NOTES TO FINANCIAL STATEMENTS

8. CAPITAL STOCK SHARE TRANSACTIONS-- The Series has 2,000,000,000 shares of Capital Stock authorized. The Board of Directors, at its discretion, may classify any unissued shares of Capital Stock among any Fund of the Series. At October 31, 2001, 400,000,000 shares were authorized for each Fund of the Series, all at a par value of $.001 per share. Transactions in shares of Capital Stock were as follows:

                                                CLASS A                                              CLASS B
                         ------------------------------------------------------  --------------------------------------------------
                                        YEAR ENDED OCTOBER 31,                                YEAR ENDED OCTOBER 31,
                         ------------------------------------------------------  --------------------------------------------------
                                   2001                        2000                       2001                     2000
                         --------------------------  --------------------------  ------------------------  ------------------------
                            SHARES       AMOUNT        SHARES         AMOUNT       SHARES       AMOUNT       SHARES      AMOUNT
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
EMERGING MARKETS FUND
Sales of shares ........   2,477,988  $  12,261,355    2,659,330  $  21,562,192     172,926  $    812,547     255,325  $  1,984,485
Exchanged from
  associated Funds .....   4,630,544     23,109,139    8,004,773     63,250,614     122,539       600,113     110,369       876,462
Shares issued in payment
  of gain distributions           --             --           --             --          --            --          --            --
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Total ..................   7,108,532     35,370,494   10,664,103     84,812,806     295,465     1,412,660     365,694     2,860,947
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares repurchased .....  (2,783,288)   (13,979,609)  (2,269,023)   (18,260,584)   (363,582)   (1,687,380)   (506,436)   (3,849,221)
Exchanged into
  associated Funds .....  (4,108,396)   (20,613,946)  (8,109,965)   (65,315,989)   (244,628)   (1,122,050)   (266,015)   (1,978,026)
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Total ..................  (6,891,684)   (34,593,555) (10,378,988)   (83,576,573)   (608,210)   (2,809,430)   (772,451)   (5,827,247)
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Increase (decrease) ....     216,848  $     776,939      285,115  $   1,236,233    (312,745) $ (1,396,770)   (406,757) $ (2,966,300)
                         ===========  =============  ===========  =============  ==========  ============  ==========  ============
GLOBAL GROWTH FUND
Sales of shares ........   7,726,584  $  63,113,973    2,399,675  $  33,899,238     349,472  $  3,025,213     745,039  $ 10,238,803
Exchanged from
  associated Funds .....  46,817,919    420,466,260   19,665,377    276,301,941     378,727     3,211,200     701,560     9,576,898
Shares issued in
  payment of gain
  distributions ........   2,028,087     21,072,072      526,209      6,730,215     837,155     8,291,677     237,908     2,940,545
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Total ..................  56,572,590    504,652,305   22,591,261    316,931,394   1,565,354    14,528,090   1,684,507    22,756,246
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares repurchased .....  (9,785,846)   (82,232,787)  (2,191,091)   (31,360,615)   (870,886)   (6,816,851)   (440,773)   (6,034,883)
Exchanged into
  associated Funds ..... (48,090,281)  (435,928,616) (19,233,829)  (272,474,877)   (676,993)   (5,602,586)   (314,487)   (4,267,358)
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Total .................. (57,876,127)  (518,161,403) (21,424,920)  (303,835,492) (1,547,879)  (12,419,437)   (755,260)  (10,302,241)
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Increase (decrease) ....  (1,303,537) $ (13,509,098)   1,166,341  $  13,095,902      17,475  $  2,108,653     929,247  $ 12,454,005
                         ===========  =============  ===========  =============  ==========  ============  ==========  ============
GLOBAL SMALLER
  COMPANIES FUND
Sales of shares ........   7,980,615  $ 106,131,178    2,961,334  $  56,441,151     176,634  $  2,204,842     315,726  $  5,656,659
Exchanged from
  associated Funds .....  49,826,351    680,566,517   23,307,271    432,096,714      89,016     1,145,863     151,441     2,704,597
Shares issued in
  payment of gain
  distributions ........     940,555     14,164,763           --             --     787,372    11,078,348          --            --
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Total ..................  58,747,521    800,862,458   26,268,605    488,537,865   1,053,022    14,429,053     467,167     8,361,256
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Shares repurchased .....  (9,853,871)  (131,308,294)  (4,457,741)   (83,267,326) (1,731,615)  (21,380,045) (1,487,796)  (26,099,290)
Exchanged into
  associated Funds ..... (51,338,106)  (711,205,711) (22,996,008)  (430,664,835)   (658,479)   (8,083,937)   (828,344)  (14,310,352)
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Total .................. (61,191,977)  (842,514,005) (27,453,749)  (513,932,161) (2,390,094)  (29,463,982) (2,316,140)  (40,409,642)
                         -----------  -------------  -----------  -------------  ----------  ------------  ----------  ------------
Increase (decrease) ....  (2,444,456) $ (41,651,547)  (1,185,144) $ (25,394,296) (1,337,072) $(15,034,929) (1,848,973) $(32,048,386)
                         ===========  =============  ===========  =============  ==========  ============  ==========  ============
GLOBAL TECHNOLOGY FUND
Sales of shares .......   5,824,913  $  91,512,167    7,426,948  $ 232,326,073   1,027,427  $ 15,569,116   4,668,436  $ 138,789,485
Exchanged from
  associated Funds ....  29,288,552    476,236,903   16,162,513    482,184,805   1,161,747    17,811,609   1,840,070     54,085,392
Shares issued in
  payment of gain
  distributions .......   9,350,672    175,044,567    3,033,964     76,668,365   2,736,285    47,392,451     522,586     12,515,914
                        -----------  -------------  -----------  -------------  ----------  ------------  ----------  -------------
Total .................  44,464,137    742,793,637   26,623,425    791,179,243   4,925,459    80,773,176   7,031,092    205,390,791
                        -----------  -------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares repurchased .... (12,410,237)  (193,983,674)  (5,171,829)  (158,519,088) (2,014,084)  (27,789,191)   (797,110)   (22,673,547)
Exchanged into
  associated Funds .... (30,859,618)  (501,132,737) (15,127,391)  (450,578,167) (1,714,419)  (24,203,939)   (680,310)   (19,610,999)
                        -----------  -------------  -----------  -------------  ----------  ------------  ----------  -------------
Total ................. (43,269,855)  (695,116,411) (20,299,220)  (609,097,255) (3,728,503)  (51,993,130) (1,477,420)   (42,284,546)
                        -----------  -------------  -----------  -------------  ----------  ------------  ----------  -------------
Increase (decrease) ...   1,194,282  $  47,677,226    6,324,205  $ 182,081,988   1,196,956  $ 28,780,046   5,553,672  $ 163,106,245
                        ===========  =============  ===========  =============  ==========  ============  ==========  =============
INTERNATIONAL GROWTH FUND
Sales of shares .......   3,871,971  $  47,315,416    1,640,349  $  31,112,678      84,565  $    967,094     459,766  $   9,054,682
Exchanged from
  associated Funds ....  23,162,290    291,660,156   11,208,958    199,612,549   1,035,095    12,829,531   1,842,357     30,862,666
Shares issued in
  payment of gain
  distributions .......          --             --      150,378      3,130,868          --            --      44,198        866,727
                        -----------  -------------  -----------  -------------  ----------  ------------  ----------  -------------
Total .................  27,034,261    338,975,572   12,999,685    233,856,095   1,119,660    13,796,625   2,346,321     40,784,075
                        -----------  -------------  -----------  -------------  ----------  ------------  ----------  -------------
Shares repurchased ....  (3,687,014)   (44,591,979)  (1,504,183)   (27,477,605)   (111,508)   (1,229,154)   (154,331)    (2,608,705)
Exchanged into
  associated Funds .... (23,976,707)  (304,776,568) (10,771,692)  (197,371,664) (1,173,676)  (14,583,582) (1,945,862)   (32,523,063)
                        -----------  -------------  -----------  -------------  ----------  ------------  ----------  -------------
Total ................. (27,663,721)  (349,368,547) (12,275,875)  (224,849,269) (1,285,184)  (15,812,736) (2,100,193)   (35,131,768)
                        -----------  -------------  -----------  -------------  ----------  ------------  ----------  -------------
Increase (decrease) ...    (629,460) $ (10,392,975)     723,810  $   9,006,826    (165,524) $ (2,016,111)    246,128  $   5,652,307
                        ===========  =============  ===========  =============  ==========  ============  ==========  =============

                           CLASS C                                                   CLASS D
---------------------------------------------------------    ----------------------------------------------------------
                   YEAR ENDED OCTOBER 31,                                     YEAR ENDED OCTOBER 31,
---------------------------------------------------------    ----------------------------------------------------------
          2001                            2000                          2001                           2000
--------------------------    ---------------------------    ---------------------------    ---------------------------
   SHARES        AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT          SHARES         AMOUNT
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
    84,442    $    411,635       176,908    $   1,331,470       300,752    $   1,421,086       118,762    $     892,904
    22,682         108,586       205,288        1,743,723       378,226        1,902,798       528,922        3,994,964
        --              --            --               --            --               --            --               --
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
   107,124         520,221       382,196        3,075,193       678,978        3,323,884       647,684        4,887,868
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
   (21,993)       (102,673)      (10,863)         (76,855)     (374,519)      (1,757,232)     (488,489)      (3,582,100)
   (26,562)       (124,057)     (252,089)      (2,097,858)     (384,965)      (1,919,531)     (712,943)      (5,338,318)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
   (48,555)       (226,730)     (262,952)      (2,174,713)     (759,484)      (3,676,763)   (1,201,432)      (8,920,418)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
    58,569    $    293,491       119,244    $     900,480       (80,506)   $    (352,879)     (553,748)   $  (4,032,550)
==========    ============    ==========    =============    ==========    =============    ==========    =============
   392,421    $  3,571,686       881,027    $  12,128,286       373,654    $   3,152,482       965,389    $  13,287,173
    62,287         562,917       146,336        1,972,280     2,685,802       23,948,094     1,276,785       17,120,333
   217,858       2,151,789        10,350          127,926     1,627,885       16,148,047       534,262        6,603,474
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
   672,566       6,286,392     1,037,713       14,228,492     4,687,341       43,248,623     2,776,436       37,010,980
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
  (228,567)     (1,783,574)      (45,099)        (631,657)   (2,693,364)     (21,420,336)     (772,289)     (10,536,090)
  (233,400)     (1,968,781)     (202,839)      (2,833,581)   (3,508,288)     (31,017,996)   (1,028,957)     (14,032,045)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
  (461,967)     (3,752,355)     (247,938)      (3,465,238)   (6,201,652)     (52,438,332)   (1,801,246)     (24,568,135)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
   210,599    $  2,534,037       789,775    $  10,763,254    (1,514,311)   $  (9,189,709)      975,190    $  12,442,845
==========    ============    ==========    =============    ==========    =============    ==========    =============
    47,191    $    586,932       132,825    $   2,458,888       435,171    $   5,528,320       409,992    $   7,212,642
    23,159         330,078       179,587        3,405,681     1,570,446       20,596,992     1,426,259       24,317,890
    13,300         187,399            --               --       744,142       10,484,965            --               --
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
    83,650       1,104,409       312,412        5,864,569     2,749,759       36,610,277     1,836,251       31,530,532
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
   (29,668)       (372,105)       (9,511)        (167,067)   (2,257,887)     (27,915,241)   (2,702,429)     (47,788,712)
   (40,632)       (530,729)     (183,193)      (3,496,425)   (2,210,837)     (29,033,603)   (1,646,049)     (28,189,759)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
   (70,300)       (902,834)     (192,704)      (3,663,492)   (4,468,724)     (56,948,844)   (4,348,478)     (75,978,471)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
    13,350    $    201,575       119,708    $   2,201,077    (1,718,965)   $ (20,338,567)   (2,512,227)   $ (44,447,939)
==========    ============    ==========    =============    ==========    =============    ==========    =============
   707,370    $ 10,863,635     4,189,881    $ 125,648,730       673,520    $  10,157,798     2,212,040    $  65,506,006
 1,096,191      16,906,778       734,170       19,878,311     1,819,746       26,848,508     2,123,128       60,464,770
 1,044,075      18,062,502        38,339          916,691     4,073,196       70,466,284     1,280,405       30,614,487
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
 2,847,636      45,832,915     4,962,390      146,443,732     6,566,462      107,472,590     5,615,573      156,585,263
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
(1,020,735)    (14,450,149)     (328,843)      (9,376,393)   (3,447,474)     (46,933,797)   (1,560,540)     (45,031,225)
(1,555,109)    (24,008,868)     (786,350)     (21,186,420)   (2,381,855)     (33,272,396)   (1,598,131)     (43,993,795)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
(2,575,844)    (38,459,017)   (1,115,193)     (30,562,813)   (5,829,329)     (80,206,193)   (3,158,671)     (89,025,020)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
   271,792    $  7,373,898     3,847,197    $ 115,880,919       737,133    $  27,266,397    (2,456,902)   $  67,560,243
==========    ============    ==========    =============    ==========    =============    ==========    =============
    85,388    $    992,736       258,533    $   4,538,602       352,826    $   4,056,478       112,532    $   1,992,458
 1,183,407      14,095,228     2,295,606       39,163,185     1,458,421       18,056,896     1,444,557       25,777,607
        --              --         6,010          117,799            --               --       136,250        2,670,494
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
 1,268,795      15,087,964     2,560,149       43,819,586     1,811,247       22,113,374     1,693,339       30,440,559
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
   (74,599)       (827,132)      (28,136)        (443,493)     (460,600)      (5,478,472)     (547,486)      (9,275,490)
(1,300,895)    (15,730,237)   (2,251,432)     (39,353,213)   (1,795,315)     (22,137,387)   (1,464,002)     (26,385,444)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
(1,375,494)    (16,557,369)   (2,279,568)     (39,796,706)   (2,255,915)     (27,615,859)   (2,011,488)     (35,660,934)
----------    ------------    ----------    -------------    ----------    -------------    ----------    -------------
  (106,699)   $ (1,469,405)      280,581    $   4,022,880      (444,668)   $  (5,502,485)     (318,149)   $  (5,220,375)
==========    ============    ==========    =============    ==========    =============    ==========    =============

FINANCIAL HIGHLIGHTS


     The tables below are intended to help you understand the financial performance of each Class of each Fund for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding during the period. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividend and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

EMERGING MARKETS FUND
                                                   CLASS A
                               -----------------------------------------------

                                            YEAR ENDED OCTOBER 31,
                               -----------------------------------------------
                                 2001      2000      1999      1998      1997
                               -------   -------   -------   -------   -------
PER SHARE DATA:
NET ASSET VALUE,
  BEGINNING OF YEAR .......... $  5.57   $  6.69   $  5.18   $  7.34   $  6.78
                               -------   -------   -------   -------   -------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss ..........   (0.06)    (0.09)    (0.07)    (0.01)    (0.05)
Net realized and unrealized
  gain (loss) on investment ..   (1.17)    (0.77)     1.87     (2.00)     1.05
Net realized and unrealized
  loss from foreign
  currency transactions ......   (0.23)    (0.26)    (0.29)    (0.15)    (0.44)
                               -------   -------   -------   -------   -------
TOTAL FROM INVESTMENT
  OPERATIONS .................   (1.46)    (1.12)     1.51     (2.16)     0.56
                               -------   -------   -------   -------   -------

LESS DISTRIBUTIONS:
Dividends from net
  investment income ..........      --        --        --        --        --
Distributions from net
  realized capital gain ......      --        --        --        --        --
                               -------   -------   -------   -------   -------
TOTAL DISTRIBUTIONS ..........      --        --        --        --        --
                               -------   -------   -------   -------   -------
NET ASSET VALUE,
  END OF YEAR ................ $  4.11   $  5.57   $  6.69   $  5.18   $  7.34
                               =======   =======   =======   =======   =======

TOTAL RETURN:                   (26.21)%  (16.74)%   29.15%   (29.43)%    8.26%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year
  (000s omitted) ............. $21,014   $27,273   $30,822   $24,294   $44,061
Ratio of expenses to
  average net assets .........    3.14%     2.48%     2.58%     2.22%     2.27%
Ratio of net loss to
  average net assets .........   (1.37)%   (1.15)%   (1.11)%   (0.12)%   (0.56)%
Portfolio turnover rate ......  133.56%   188.19%   136.94%    94.09%    84.09%

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

                                                                  CLASS B                                       CLASS C
                                            ---------------------------------------------------    ------------------------------
                                                                                                      YEAR ENDED
                                                           YEAR ENDED OCTOBER 31,                     OCTOBER 31,         5/27/99*
                                            ---------------------------------------------------    ------------------       TO
                                             2001       2000       1999       1998       1997       2001       2000      10/31/99
                                            -------    -------    -------    -------    -------    -------    -------    --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .....  $  5.40    $  6.52    $  5.09    $  7.27    $  6.76    $  5.40    $  6.52    $  6.14
                                            -------    -------    -------    -------    -------    -------    -------    -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................    (0.10)     (0.14)     (0.11)     (0.06)     (0.11)     (0.10)     (0.14)     (0.07)
Net realized and unrealized gain (loss)
  on investments .........................    (1.12)     (0.72)      1.83      (1.97)      1.06      (1.12)     (0.72)      0.48
Net realized and unrealized loss
  from foreign currency transactions .....    (0.23)     (0.26)     (0.29)     (0.15)     (0.44)     (0.23)     (0.26)     (0.03)
                                            -------    -------    -------    -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS .........    (1.45)     (1.12)      1.43      (2.18)      0.51      (1.45)     (1.12)      0.38
                                            -------    -------    -------    -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income .....       --         --         --         --         --         --         --         --
Distributions from net realized
  capital gain ...........................       --         --         --         --         --         --         --         --
                                            -------    -------    -------    -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS ......................       --         --         --         --         --         --         --         --
                                            -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ...........  $  3.95    $  5.40    $  6.52    $  5.09    $  7.27    $  3.95    $  5.40    $  6.52
                                            =======    =======    =======    =======    =======    =======    =======    =======

TOTAL RETURN:                                (26.85)%   (17.18)%    28.10%    (29.99)%     7.54%    (26.85)%   (17.18)%     6.19%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period
  (000s omitted) .........................  $ 6,938    $11,156    $16,129    $16,031    $28,819    $   889    $   898    $   307
Ratio of expenses to average
  net assets .............................     3.89%      3.23%      3.33%      2.99%      3.04%      3.89%      3.23%      3.37%+
Ratio of net loss to average
  net assets .............................    (2.12)%    (1.90)%    (1.86)%    (0.89)%    (1.33)%    (2.12)%    (1.90)%    (2.05)%+
Portfolio turnover rate ..................   133.56%    188.19%    136.94%     94.09%     84.09%    133.56%    188.19%    136.94%++

                                                                             CLASS D
                                                  ----------------------------------------------------------------

                                                                       YEAR ENDED OCTOBER 31,
                                                  ----------------------------------------------------------------
                                                   2001          2000          1999           1998           1997
                                                  ------        ------        ------         ------         ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $ 5.40        $ 6.52        $ 5.09         $ 7.27         $ 6.76
                                                  ------        ------        ------         ------         ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................    (0.10)        (0.14)        (0.11)         (0.06)         (0.11)
Net realized and unrealized gain (loss)
  on investments ..............................    (1.12)        (0.72)         1.83          (1.97)          1.06
Net realized and unrealized loss
  from foreign currency transactions ..........    (0.23)        (0.26)        (0.29)         (0.15)         (0.44)
                                                  ------        ------        ------         ------         ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (1.45)        (1.12)         1.43          (2.18)          0.51
                                                  ------        ------        ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........       --            --            --             --             --
Distributions from net realized capital gain ..       --            --            --             --             --
                                                  ------        ------        ------         ------         ------
TOTAL DISTRIBUTIONS ...........................       --            --            --             --             --
                                                  ------        ------        ------         ------         ------
NET ASSET VALUE, END OF YEAR ..................   $ 3.95        $ 5.40        $ 6.52         $ 5.09         $ 7.27
                                                  ======        ======        ======         ======         ======

TOTAL RETURN:                                     (26.85)%      (17.18)%       28.10%        (29.99)%         7.54%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ........   $5,282        $7,645       $12,854        $13,667        $31,259
Ratio of expenses to average net assets .......     3.89%         3.23%         3.33%          2.99%          3.04%
Ratio of net loss to average net assets .......    (2.12)%       (1.90)%       (1.86)%        (0.89)%        (1.33)%
Portfolio turnover rate .......................   133.56%       188.19%       136.94%         94.09%         84.09%

----------
See footnotes on page 59.

Financial Highlights

Global Growth Fund

                                                                       CLASS A
                                                  --------------------------------------------------

                                                                YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------
                                                   2001       2000       1999       1998       1997
                                                  ------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $13.48     $12.86     $ 9.62     $ 9.20     $ 8.08
                                                  ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................    (0.06)     (0.10)     (0.07)     (0.05)     (0.05)
Net realized and unrealized gain (loss)
  on investments ..............................    (4.04)      2.56       3.51       0.81       1.47
Net realized and unrealized gain (loss)
  from foreign currency transactions ..........     0.07      (0.67)     (0.20)      0.08      (0.30)
                                                  ------     ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (4.03)      1.79       3.24       0.84       1.12
                                                  ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........       --         --         --         --         --
Distributions from net realized capital gain ..    (2.50)     (1.17)        --      (0.42)        --
                                                  ------     ------     ------     ------     ------
TOTAL DISTRIBUTIONS ...........................    (2.50)     (1.17)        --      (0.42)        --
                                                  ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR ..................   $ 6.95     $13.48     $12.86     $ 9.62     $ 9.20
                                                  ======     ======     ======     ======     ======

TOTAL RETURN:                                 .   (35.94)%    14.33%     33.68%      9.52%     13.86%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ........   $64,366    $142,492   $120,946   $97,947    $109,060
Ratio of expenses to average net assets .......     1.79%      1.66%      1.69%      1.68%      1.69%
Ratio of net loss to average net assets .......    (0.64)%    (0.73)%    (0.54)%    (0.48)%    (0.59)%
Portfolio turnover rate .......................   188.94%    110.04%     65.16%     45.43%     79.32%

                                                                   CLASS B                                   CLASS C
                                            ---------------------------------------------------    -----------------------------
                                                                                                       YEAR ENDED
                                                            YEAR ENDED OCTOBER 31,                     OCTOBER 31,      5/27/99*
                                            ---------------------------------------------------    ------------------      TO
                                              2001       2000       1999       1998       1997       2001       2000    10/31/99
                                            -------    -------    -------    -------    -------    -------    -------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .....  $ 12.94    $ 12.47    $  9.40    $  9.06    $  8.02    $ 12.95    $ 12.47    $ 10.99
                                            -------    -------    -------    -------    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................    (0.11)     (0.20)     (0.14)     (0.12)     (0.12)     (0.11)     (0.20)     (0.07)
Net realized and unrealized gain (loss)
  on investments .........................    (3.84)      2.51       3.41       0.80       1.46      (3.84)      2.52       1.43
Net realized and unrealized gain (loss)
  from foreign currency transactions .....     0.07      (0.67)     (0.20)      0.08      (0.30)      0.07      (0.67)      0.12
                                            -------    -------    -------    -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS .........    (3.88)      1.64       3.07       0.76       1.04      (3.88)      1.65       1.48
                                            -------    -------    -------    -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income .....       --         --         --         --         --         --         --         --
Distributions from net realized capital gain  (2.50)     (1.17)        --      (0.42)        --      (2.50)     (1.17)        --
                                            -------    -------    -------    -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS ......................    (2.50)     (1.17)        --      (0.42)        --      (2.50)     (1.17)        --
                                            -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ...........  $  6.56    $ 12.94    $ 12.47    $  9.40    $  9.06    $  6.57    $ 12.95    $ 12.47
                                            =======    =======    =======    =======    =======    =======    =======    =======

TOTAL RETURN:                                (36.40)%    13.51%     32.66%      8.76%     12.97%    (36.37)%    13.60%     13.47%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .  $24,819    $48,709    $35,344    $21,930    $19,311    $ 7,120    $11,315    $ 1,046
Ratio of expenses to average net assets ..     2.54%      2.41%      2.44%      2.44%      2.45%      2.54%      2.41%      2.43%+
Ratio of net loss to average net assets ..    (1.39)%    (1.48)%    (1.29)%    (1.24)%    (1.35)%    (1.39)%    (1.48)%    (1.18)%+
Portfolio turnover rate ..................   188.94%    110.04%     65.16%     45.43%     79.32%    188.94%    110.04%     65.16%++

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

                                                                       CLASS D
                                                  --------------------------------------------------

                                                                YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------
                                                   2001       2000       1999       1998       1997
                                                  ------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $12.95     $12.47     $ 9.40     $ 9.06     $ 8.02
                                                  ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss ..........................    (0.11)     (0.20)     (0.14)     (0.12)     (0.12)
Net realized and unrealized gain (loss)
  on investments ..............................    (3.84)      2.52       3.41       0.80       1.46
Net realized and unrealized gain (loss)
  from foreign currency transactions ..........     0.07      (0.67)     (0.20)      0.08      (0.30)
                                                  ------     ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (3.88)      1.65       3.07       0.76       1.04
                                                  ------     ------     ------     ------     ------

LESS DISTRIBUTIONS:
Dividends from net investment income ..........       --         --         --         --         --
Distributions from net realized capital gain ..    (2.50)     (1.17)        --      (0.42)        --
                                                  ------     ------     ------     ------     ------
TOTAL DISTRIBUTIONS ...........................    (2.50)     (1.17)        --      (0.42)        --
                                                  ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR ..................   $ 6.57     $12.95     $12.47     $ 9.40     $ 9.06
                                                  ======     ======     ======     ======     ======

TOTAL RETURN:                                     (36.36)%    13.60%     32.66%      8.76%     12.97%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ........   $37,327    $93,184    $77,616    $64,443    $64,300
Ratio of expenses to average net assets .......     2.54%      2.41%      2.44%      2.44%      2.45%
Ratio of net loss to average net assets .......    (1.39)%    (1.48)%    (1.29)%    (1.24)%    (1.35)%
Portfolio turnover rate .......................   188.94%    110.04%     65.16%     45.43%     79.32%


GLOBAL SMALLER COMPANIES FUND

                                                                        CLASS A
                                                  --------------------------------------------------

                                                                YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------
                                                   2001       2000       1999       1998       1997
                                                  ------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $17.38     $15.74     $14.11     $15.62     $15.14
                                                  ------     ------     ------     ------     ------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................    (0.12)     (0.15)     (0.10)     (0.07)        --
Net realized and unrealized gain (loss)
  on investments ..............................    (4.57)      2.58       1.94      (0.85)      1.61
Net realized and unrealized gain (loss)
  from foreign currency transactions ..........    (0.11)     (0.79)     (0.21)      0.04      (0.40)
                                                  ------     ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (4.80)      1.64       1.63      (0.88)      1.21
                                                  ------     ------     ------     ------     ------

LESS DISTRIBUTIONS:
Dividends from net investment income ..........       --         --         --         --         --
Distributions from net realized capital gain ..    (1.45)        --         --      (0.63)     (0.73)
                                                  ------     ------     ------     ------     ------
TOTAL DISTRIBUTIONS ...........................    (1.45)        --         --      (0.63)     (0.73)
                                                  ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR ..................   $11.13     $17.38     $15.74     $14.11     $15.62
                                                  ======     ======     ======     ======     ======
TOTAL RETURN:                                     (29.81)%    10.42%     11.55%     (5.82)%     8.28%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ........   $110,745   $215,455   $213,729   $374,890   $434,397
Ratio of expenses to average net assets .......     1.81%      1.65%      1.72%      1.65%      1.67%
Ratio of net income (loss) to
  average net assets ..........................    (0.95)%    (0.80)%    (0.69)%    (0.45)%     0.02%
Portfolio turnover rate .......................    87.51%     85.08%     61.31%     50.81%     57.24%

----------
See footnotes on page 59.

Financial Highlights

                                                                   CLASS B                                    CLASS C
                                            ---------------------------------------------------    -----------------------------
                                                                                                       YEAR ENDED
                                                           YEAR ENDED OCTOBER 31,                      OCTOBER 31,      5/27/99*
                                            ---------------------------------------------------    ------------------       TO
                                              2001       2000       1999       1998       1997       2001       2000    10/31/99
                                            -------    -------    -------    -------    -------    -------    -------    -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .....  $ 16.33    $ 14.90    $ 13.46    $ 15.04    $ 14.72    $ 16.35    $ 14.91    $ 13.86
                                            -------    -------    -------    -------    -------    -------    -------    -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ......................    (0.21)     (0.28)     (0.20)     (0.18)     (0.11)     (0.21)     (0.28)     (0.06)
Net realized and unrealized gain (loss)
  on investments .........................    (4.25)      2.50       1.85      (0.81)      1.56      (4.26)      2.51       0.98
Net realized and unrealized gain (loss)
  from foreign currency transactions .....    (0.11)     (0.79)     (0.21)      0.04      (0.40)     (0.11)     (0.79)      0.13
                                            -------    -------    -------    -------    -------    -------    -------    -------
TOTAL FROM INVESTMENT OPERATIONS .........    (4.57)      1.43       1.44      (0.95)      1.05      (4.58)      1.44       1.05
                                            -------    -------    -------    -------    -------    -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment income .....       --         --         --         --         --         --         --         --
Distributions from net realized capital gain  (1.45)        --         --      (0.63)     (0.73)     (1.45)        --         --
                                            -------    -------    -------    -------    -------    -------    -------    -------
TOTAL DISTRIBUTIONS ......................    (1.45)        --         --      (0.63)     (0.73)     (1.45)        --         --
                                            -------    -------    -------    -------    -------    -------    -------    -------
NET ASSET VALUE, END OF PERIOD ...........  $ 10.31    $ 16.33    $ 14.90    $ 13.46    $ 15.04    $ 10.32    $ 16.35    $ 14.91
                                            =======    =======    =======    =======    =======    =======    =======    =======

TOTAL RETURN:                                (30.38)%     9.60%     10.70%     (6.54)%     7.39%    (30.40)%     9.66%      7.58%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) .  $74,677    $140,106   $155,345   $222,496   $247,600   $ 1,625    $ 2,355    $   363
Ratio of expenses to average net assets ..     2.56%      2.40%      2.47%      2.41%      2.43%      2.56%      2.40%      2.47%+
Ratio of net loss to average net assets ..    (1.70)%    (1.55)%    (1.44)%    (1.21)%    (0.74)%    (1.70)%    (1.55)%    (1.20)%+
Portfolio turnover rate ..................    87.51%     85.08%     61.31%     50.81%     57.24%     87.51%     85.08%     61.31%++

                                                                        CLASS D
                                                  --------------------------------------------------

                                                                YEAR ENDED OCTOBER 31,
                                                  --------------------------------------------------
                                                   2001       2000       1999       1998       1997
                                                  ------     ------     ------     ------     ------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $16.35     $14.91     $13.47     $15.05     $14.72
                                                  ------     ------     ------     ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................    (0.21)     (0.28)     (0.20)     (0.18)     (0.11)
Net realized and unrealized gain (loss)
  on investments ..............................    (4.26)      2.51       1.85      (0.81)      1.57
Net realized and unrealized gain (loss)
  from foreign currency transactions ..........    (0.11)     (0.79)     (0.21)      0.04      (0.40)
                                                  ------     ------     ------     ------     ------
TOTAL FROM INVESTMENT OPERATIONS ..............    (4.58)      1.44       1.44      (0.95)      1.06
                                                  ------     ------     ------     ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........       --         --         --         --         --
Distributions from net realized capital gain ..    (1.45)        --         --      (0.63)     (0.73)

                                                  ------     ------     ------     ------     ------
TOTAL DISTRIBUTIONS ...........................    (1.45)        --         --      (0.63)     (0.73)
                                                  ------     ------     ------     ------     ------
NET ASSET VALUE, END OF YEAR ..................   $10.32     $16.35     $14.91     $13.47     $15.05
                                                  ======     ======     ======     ======     ======

TOTAL RETURN:                                     (30.40)%     9.66%     10.69%     (6.53)%     7.47%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ........  $68,641   $136,806   $162,220   $272,992   $370,625
Ratio of expenses to average net assets .......     2.56%      2.40%      2.47%      2.41%      2.43%
Ratio of net loss to average net assets .......    (1.70)%    (1.55)%    (1.44)%    (1.21)%    (0.74)%
Portfolio turnover rate .......................    87.51%     85.08%     61.31%     50.81%     57.24%

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

GLOBAL TECHNOLOGY FUND

                                                                            CLASS A
                                                  ------------------------------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                    2001         2000         1999         1998         1997
                                                  --------     --------     --------     --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $  25.60     $  23.36     $  12.48     $  15.14     $  11.31
                                                  --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.20)       (0.37)       (0.19)       (0.14)       (0.16)
Net realized and unrealized gain (loss)
  on investments ..............................      (9.37)        5.79        11.26         0.01         4.06
Net realized and unrealized gain (loss)
  from foreign currency transactions ..........       0.05        (0.73)       (0.03)        0.06        (0.07)
                                                  --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS ..............      (9.52)        4.69        11.04        (0.07)        3.83
                                                  --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........         --           --           --           --           --
Distributions from net realized capital gain ..      (4.79)       (2.45)       (0.16)       (2.59)          --
                                                  --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS ...........................      (4.79)       (2.45)       (0.16)       (2.59)          --
                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR ..................   $  11.29     $  25.60     $  23.36     $  12.48     $  15.14
                                                  ========     ========     ========     ========     ========

TOTAL RETURN:                                       (44.62)%      20.20%       89.40%       (0.79)%      33.86%
RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ........   $469,075     $1,033,318   $795,234     $475,951     $583,257
Ratio of expenses to average net assets .......       1.67%        1.56%        1.59%        1.67%        1.67%
Ratio of net loss to average net assets .......      (1.29)%      (1.18)%      (1.10)%      (1.04)%      (1.10)%
Portfolio turnover rate .......................     130.19%      144.27%       91.12%       87.55%       94.06%

                                                                    CLASS B                                    CLASS C
                                             ---------------------------------------------------    ----------------------------
                                                                                                        YEAR ENDED
                                                            YEAR ENDED OCTOBER 31,                      OCTOBER 31,     5/27/99*
                                             ---------------------------------------------------    ------------------     TO
                                               2001       2000       1999      1998       1997       2001       2000    10/31/99
                                             --------   --------   --------   -------    -------    -------    -------   -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ......  $  24.08   $  22.26   $  11.98   $ 14.73    $ 11.09    $ 24.06    $ 22.23   $ 16.22
                                             --------   --------   --------   -------    -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss .......................     (0.29)     (0.57)     (0.31)    (0.23)     (0.26)     (0.29)     (0.57)    (0.13)
Net realized and unrealized gain (loss)
  on investments ..........................     (8.68)      5.57      10.78      0.01       3.97      (8.66)      5.58      5.92
Net realized and unrealized gain (loss)
  from foreign currency transactions ......      0.05      (0.73)     (0.03)     0.06      (0.07)      0.05      (0.73)     0.22
                                             --------   --------   --------   -------    -------    -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS ..........     (8.92)      4.27      10.44     (0.16)      3.64      (8.90)      4.28      6.01
                                             --------   --------   --------   -------    -------    -------    -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......        --         --         --        --         --         --         --        --
Distributions from net realized capital gain    (4.79)     (2.45)     (0.16)    (2.59)        --      (4.79)     (2.45)       --
                                             --------   --------   --------   -------    -------    -------    -------   -------
TOTAL DISTRIBUTIONS .......................     (4.79)     (2.45)     (0.16)    (2.59)        --      (4.79)     (2.45)       --
                                             --------   --------   --------   -------    -------    -------    -------   -------
NET ASSET VALUE, END OF PERIOD ............  $  10.37   $  24.08   $  22.26   $ 11.98    $ 14.73    $ 10.37    $ 24.06   $ 22.23
                                             ========   ========   ========   =======    =======    =======    =======   =======

TOTAL RETURN:                                  (45.03)%    19.23%     88.10%    (1.55)%    32.82%    (44.97)%    19.30%    37.05%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..  $125,085   $261,717   $118,262   $58,575    $53,046    $45,697    $99,452   $ 6,377
Ratio of expenses to average net assets ...      2.42%      2.31%      2.34%     2.43%      2.42%      2.42%      2.31%     2.23%+
Ratio of net loss to average net assets ...     (2.04)%    (1.93)%    (1.85)%   (1.80)%    (1.85)%    (2.04)%    (1.93)%   (1.72)%+
Portfolio turnover rate ...................    130.19%    144.27%     91.12%    87.55%     94.06%    130.19%    144.27%    91.12%++

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

                                                                            CLASS D
                                                  ------------------------------------------------------------

                                                                     YEAR ENDED OCTOBER 31,
                                                  ------------------------------------------------------------
                                                    2001         2000         1999         1998         1997
                                                  --------     --------     --------     --------     --------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $  24.05     $  22.23     $  11.96     $  14.73     $  11.09
                                                  --------     --------     --------     --------     --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ...........................      (0.29)       (0.57)       (0.31)       (0.23)       (0.26)
Net realized and unrealized gain (loss)
  on investments ..............................      (8.67)        5.57        10.77        (0.01)        3.97
Net realized and unrealized gain (loss)
  from foreign currency transactions ..........       0.05        (0.73)       (0.03)        0.06        (0.07)
                                                  --------     --------     --------     --------     --------
TOTAL FROM INVESTMENT OPERATIONS ..............      (8.91)        4.27        10.43        (0.18)        3.64
                                                  --------     --------     --------     --------     --------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........         --           --           --           --           --
Distributions from net realized capital gain ..      (4.79)       (2.45)       (0.16)       (2.59)          --
                                                  --------     --------     --------     --------     --------
TOTAL DISTRIBUTIONS ...........................      (4.79)       (2.45)       (0.16)       (2.59)          --
                                                  --------     --------     --------     --------     --------
NET ASSET VALUE, END OF YEAR ..................   $  10.35     $  24.05     $  22.23     $  11.96     $  14.73
                                                  ========     ========     ========     ========     ========

TOTAL RETURN:                                       (45.05)%      19.25%       88.17%       (1.70)%      32.82%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ........   $173,286     $384,810     $300,969     $184,032     $232,882
Ratio of expenses to average net assets .......       2.42%        2.31%        2.34%        2.43%        2.42%
Ratio of net loss to average net assets .......      (2.04)%      (1.93)%      (1.85)%      (1.80)%      (1.85)%
Portfolio turnover rate .......................     130.19%      144.27%       91.12%       87.55%       94.06%


INTERNATIONAL GROWTH FUND

                                                                         CLASS A
                                                  -------------------------------------------------------

                                                                   YEAR ENDED OCTOBER 31,
                                                  -------------------------------------------------------
                                                    2001       2000        1999         1998       1997
                                                  -------     -------     -------     -------     -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $ 14.59     $ 21.47     $ 17.75     $ 17.92     $ 17.17
                                                  -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................      0.01       (0.19)      (0.01)       0.03       (0.04)
Net realized and unrealized gain (loss)
  on investments ..............................     (4.82)      (2.90)       4.49        0.62        2.47
Net realized and unrealized gain (loss)
  from foreign currency transactions ..........      0.13       (2.06)      (0.76)       0.40       (0.79)
                                                  -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS ..............     (4.68)      (5.15)       3.72        1.05        1.64
                                                  -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........        --          --          --          --          --
Distributions from net realized capital gain ..        --       (1.73)         --       (1.22)      (0.89)
                                                  -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS ...........................        --       (1.73)         --       (1.22)      (0.89)
                                                  -------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR ..................   $  9.91     $ 14.59     $ 21.47     $ 17.75     $ 17.92
                                                  =======     =======     =======     =======     =======

TOTAL RETURN:                                      (32.08)%    (26.45)%     20.96%       6.51%       9.83%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ........   $21,588     $40,971     $44,763     $44,122     $46,107
Ratio of expenses to average net assets .......      2.37%       1.96%       1.88%       1.69%       1.78%
Ratio of net income (loss) to
  average net assets ..........................      0.08%      (1.06)%     (0.06)%      0.16%      (0.23)%
Portfolio turnover rate .......................    276.76%     257.74%      83.10%      81.37%      83.11%

----------
See footnotes on page 59.

FINANCIAL HIGHLIGHTS

                                                                    CLASS B                                    CLASS C
                                             ---------------------------------------------------    ----------------------------
                                                                                                       YEAR ENDED
                                                           YEAR ENDED OCTOBER 31,                      OCTOBER 31,      5/27/99*
                                             ---------------------------------------------------    ------------------     TO
                                              2001       2000       1999       1998       1997       2001       2000    10/31/99
                                             -------    -------    -------    -------    -------    -------    -------   -------

NET ASSET VALUE, BEGINNING OF PERIOD ......  $ 13.66    $ 20.33    $ 16.93    $ 17.30    $ 16.74    $ 13.65    $ 20.31   $ 18.39
                                             -------    -------    -------    -------    -------    -------    -------   -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..............    (0.08)     (0.31)     (0.15)     (0.12)     (0.18)     (0.08)     (0.31)    (0.10)
Net realized and unrealized gain (loss)
  on investments ..........................    (4.47)     (2.57)      4.31       0.57       2.42      (4.46)     (2.56)     1.66
Net realized and unrealized gain (loss)
  from foreign currency transactions ......     0.13      (2.06)     (0.76)      0.40      (0.79)      0.13      (2.06)     0.36
                                             -------    -------    -------    -------    -------    -------    -------   -------
TOTAL FROM INVESTMENT OPERATIONS ..........    (4.42)     (4.94)      3.40       0.85       1.45      (4.41)     (4.93)     1.92
                                             -------    -------    -------    -------    -------    -------    -------   -------
LESS DISTRIBUTIONS:
Dividends from net investment income ......       --         --         --         --         --         --         --        --
Distributions from net realized capital gain      --      (1.73)        --      (1.22)     (0.89)        --      (1.73)       --
                                             -------    -------    -------    -------    -------    -------    -------   -------
TOTAL DISTRIBUTIONS .......................       --      (1.73)        --      (1.22)     (0.89)        --      (1.73)       --
                                             -------    -------    -------    -------    -------    -------    -------   -------
NET ASSET VALUE, END OF PERIOD ............  $  9.24    $ 13.66    $ 20.33    $ 16.93    $ 17.30    $  9.24    $ 13.65   $ 20.31
                                             =======    =======    =======    =======    =======    =======    =======   =======

TOTAL RETURN:                                 (32.36)%   (26.94)%    20.08%      5.51%      8.90%    (32.32)%   (26.92)%   10.44%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of period (000s omitted) ..  $ 5,943    $11,045    $11,434    $ 9,835    $ 6,350    $ 2,225    $ 4,745   $ 1,361
Ratio of expenses to average net assets ...     3.13%      2.72%      2.64%      2.55%      2.58%      3.13%      2.72%     2.72%+
Ratio of net loss to average net assets ...    (0.68)%    (1.82)%    (0.82)%    (0.70)%    (1.03)%    (0.68)%    (1.82)%   (1.07)%+
Portfolio turnover rate ...................   276.76%    257.74%     83.10%     81.37%     83.11%    276.76%    257.74%    83.10%++


                                                                         CLASS D
                                                  -------------------------------------------------------

                                                                   YEAR ENDED OCTOBER 31,
                                                  -------------------------------------------------------
                                                    2001       2000        1999         1998       1997
                                                  -------     -------     -------     -------     -------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF YEAR ............   $ 13.65     $ 20.31     $ 16.93     $ 17.30     $ 16.74
                                                  -------     -------     -------     -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ..................     (0.08)      (0.31)      (0.15)      (0.12)      (0.18)
Net realized and unrealized gain (loss)
  on investments ..............................     (4.46)      (2.56)       4.29        0.57        2.42
Net realized and unrealized gain (loss)
  from foreign currency transactions ..........      0.13       (2.06)      (0.76)       0.40       (0.79)
                                                  -------     -------     -------     -------     -------
TOTAL FROM INVESTMENT OPERATIONS ..............     (4.41)      (4.93)       3.38        0.85        1.45
                                                  -------     -------     -------     -------     -------
LESS DISTRIBUTIONS:
Dividends from net investment income ..........        --          --          --          --          --
Distributions from net realized capital gain ..        --       (1.73)         --       (1.22)      (0.89)
                                                  -------     -------     -------     -------     -------
TOTAL DISTRIBUTIONS ...........................        --       (1.73)         --       (1.22)      (0.89)
                                                  -------     -------     -------     -------     -------
NET ASSET VALUE, END OF YEAR ..................   $  9.24     $ 13.65     $ 20.31     $ 16.93     $ 17.30
                                                  =======     =======     =======     =======     =======

TOTAL RETURN:                                      (32.32)%    (26.92)%     19.97%       5.51%       8.90%

RATIOS/SUPPLEMENTAL DATA:
Net Assets, end of year (000s omitted) ........   $ 9,203     $19,671     $35,728     $37,485     $40,977
Ratio of expenses to average net assets .......      3.13%       2.72%       2.64%       2.55%       2.58%
Ratio of net loss to average net assets .......     (0.68)%     (1.82)%     (0.82)%     (0.70)%     (1.03)%
Portfolio turnover rate .......................    276.76%     257.74%      83.10%      81.37%      83.11%

----------
 *  Commencement of offering of shares.
 +  Annualized.
++  For the year ended October 31, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS


THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GLOBAL FUND SERIES, INC.:


We have audited the accompanying statements of assets and liabilities of Seligman Global Fund Series, Inc. (comprising, respectively, the Emerging Markets Fund, the Global Growth Fund, the Global Smaller Companies Fund, the Global Technology Fund, and the International Growth Fund), including the portfolios of investments, as of October 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Series' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.

Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the Series' custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Seligman Global Fund Series, Inc. as of October 31, 2001, the results of their operations, the changes in their net assets, and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.


DELOITTE & TOUCHE LLP
New York, New York
December 14, 2001

BOARD OF DIRECTORS


JOHN R. GALVIN (2, 4)
DIRECTOR, Raytheon Company
DEAN EMERITUS, Fletcher School of Law and Diplomacy at Tufts University

ALICE S. ILCHMAN (3, 4)
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON (3, 4)
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW (2, 4)
DIRECTOR, Commonwealth Industries, Inc.
TRUSTEE, New York-Presbyterian Hospital
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm

BETSY S. MICHEL (2, 4)
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS (1)
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY (3, 4)
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

LEROY C. RICHIE (2, 4)
CHAIRMAN AND CEO, Q Standards Worldwide, Inc.

JAMES Q. RIORDAN (3, 4)
DIRECTOR, KeySpan Corporation
TRUSTEE, Committee for Economic Development

ROBERT L. SHAFER (3, 4)
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON (2, 4)
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO (1)
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
VICE CHAIRMAN, ICIMutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

FRED E. BROWN
DIRECTOR EMERITUS


----------
Member: (1) Executive Committee
        (2) Audit Committee
        (3) Director Nominating Committee
        (4) Board Operations Committee

EXECUTIVE OFFICERS










WILLIAM C. MORRIS       DAVID F. COOLEY             LAWRENCE P. VOGEL
CHAIRMAN                VICE PRESIDENT              VICE PRESIDENT AND TREASURER

BRIAN T. ZINO           MARK J. CUNNEEN             STEVEN A. WERBER, JR.
PRESIDENT               VICE PRESIDENT              VICE PRESIDENT

DANIEL J. BARKER        THOMAS G. ROSE              PAUL H. WICK
VICE PRESIDENT          VICE PRESIDENT              VICE PRESIDENT

IAIN C. CLARK           MARION S. SCHULTHEIS        FRANK J. NASTA
VICE PRESIDENT          VICE PRESIDENT              SECRETARY


FOR MORE INFORMATION


MANAGER
J. & W. Seligman & Co. Incorporated               GENERAL DISTRIBUTOR
100 Park Avenue                                   Seligman Advisors, Inc.
New York, NY  10017                               100 Park Avenue
                                                  New York, NY  10017
GENERAL COUNSEL
Sullivan & Cromwell                               SHAREHOLDER SERVICE AGENT
                                                  Seligman Data Corp.
INDEPENDENT AUDITORS                              100 Park Avenue
Deloitte & Touche LLP                             New York, NY  10017

SUBADVISER (to Seligman Global
Smaller Companies Fund)
Henderson Investment
   Management Limited
3 Finsbury Avenue
London, EC2M 2PA
England


Important Telephone Numbers
(800) 221-2450  Shareholder Services
(800) 445-1777  Retirement
                Plan Services
(212) 682-7600  Outside the United States

(800) 622-4597  24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS


CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- Adocument that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

----------
Adapted from the Investment Company Institute's 2001 MUTUAL FUND FACT BOOK.

BENCHMARKS


HAMBRECHT AND QUIST TECHNOLOGY STOCK INDEX

(H&Q TECHNOLOGY INDEX):
This is a capitalization-weighted index of 175 diversified technology equities, calculated on a total return basis with dividends reinvested.

LIPPER EMERGING MARKETS FUNDS AVERAGE:*

This average is comprised of mutual funds which seek long-term capital appreciation by investing at least 65% of total assets in emerging market equity securities, where "emerging market" is defined by a country's GNP per capita or other economic measures. This average comprised 210 mutual funds at 10/31/01.

LIPPER INTERNATIONAL FUNDS AVERAGE:*

This average is comprised of mutual funds which invest their assets in equity securities whose primary trading markets are outside the US. This average comprised 815 mutual funds at 10/31/01.

LIPPER GLOBAL FUNDS AVERAGE:*

This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities traded outside the US, and may own US securities as well. This average comprised 343 mutual funds at 10/31/01.

LIPPER SCIENCE & TECHNOLOGY FUNDS AVERAGE:*

This average is comprised of mutual funds which invest 65% of their equity portfolios in science and technology stocks. This average comprised 398 mutual funds at 10/31/01.

LIPPER GLOBAL SMALL CAP FUNDS AVERAGE:*

This average is comprised of mutual funds which invest at least 25% of their portfolios in equity securities whose primary trading markets are outside the US, and which limit at least 65% of their investments to companies with market capitalizations less than US$1 billion at the time of purchase. This average comprised 43 mutual funds at 10/31/01.

MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE,
AUSTRALASIA, FAR EAST INDEX (MSCI EAFE INDEX):
This is a market-capitalization-weighted equity index comprised of 20 countries and representing the developed stock markets outside North America.

MSCI WORLD INDEX:

This is a market-capitalization-weighted equity index comprised of 22 countries and representing the world's developed stock markets.

MSCI EMERGING MARKETS FREE INDEX:

This is a market-capitalization-weighted equity index comprised of 26 countries and representing the investment opportunities in the developing world available to foreign investors.

SALOMON SMITH BARNEY EXTENDED MARKET INDEX WORLD:

This index represents the small-capitalization stock universe. It comprises the bottom 20% of the available capital of each country included in the Salomon Smith Barney World Broad Market Index (BMI), and includes 75% of the BMI issues. The BMI universe covers 23 countries and includes listed shares of companies with a total available market capitalization of at least the local equivalent of US$100 million.

----------
* Lipper Analytical Services Inc. calculates the Averages monthly. These monthly results are used to determine each Average's performance versus the total returns for each fund.
Adapted from materials from Lipper Analytical Services Inc., Morgan Stanley Capital International, and Salomon Smith Barney Incorporated.

                             SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                     [LOGO]
                             J.& W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017

                                www.seligman.com

    THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OF THOSE WHO HAVE RECEIVED AN OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF
 SELIGMAN GLOBAL FUND SERIES, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES
   CHARGES, EXPENSES, AND ADDITIONAL RISK FACTORS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.


EQSGFS2 10/01                         [Recycle Logo]Printed on Recycled Paper